                   OPPENHEIMER DISCIPLINED ALLOCATION FUND
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.225.5677

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON April 20, 2006

To the Shareholders of Oppenheimer Disciplined Allocation Fund:

      Notice is hereby given that a Special Meeting of the Shareholders of
Oppenheimer Disciplined Allocation Fund, a series of Oppenheimer Series Fund,
Inc. ("Disciplined Allocation Fund"), a registered open-end management investment company, will be held at 6803 South Tucson Way, Centennial,
Colorado 80112 at 1:00 p.m., Mountain time, on April 20, 2006, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve an Agreement and Plan of Reorganization between Disciplined
       Allocation Fund and Oppenheimer Balanced Fund ("Balanced Fund"), and
       the transactions contemplated thereby, including: (a) the transfer of substantially all the assets of Disciplined Allocation Fund to
       Balanced Fund in exchange for Class A, Class B, Class C and Class N shares of Balanced Fund; (b) the distribution of these shares of
       Balanced Fund to the corresponding Class A, Class B, Class C and Class
       N shareholders of Disciplined Allocation Fund in complete liquidation of Disciplined Allocation Fund; and (c) the cancellation of the outstanding shares of Disciplined Allocation Fund (all of the foregoing being referred to as the "Proposal"); and

2. To act upon such other matters as may properly come before the Meeting.

      Shareholders of record at the close of business on January 20, 2006 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the combined Prospectus and Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Directors of Disciplined Allocation
Fund recommends a vote in favor of the Proposal.

            YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
                        WE URGE YOU TO VOTE PROMPTLY.
                           YOUR VOTE IS IMPORTANT.

By Order of the Board of Directors,
Robert G. Zack, Secretary
March 1, 2006
____________________________________________________________________________________________
                    PLEASE VOTE THE ENCLOSED PROXY TODAY.
          YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

                          OPPENHEIMER BALANCED FUND
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.225.5677

                   COMBINED PROSPECTUS AND PROXY STATEMENT
                             dated March 1, 2006

                      SPECIAL MEETING OF SHAREHOLDERS OF
                   OPPENHEIMER DISCIPLINED ALLOCATION FUND
                         to be held on April 20, 2006

                         Acquisition of the Assets of
                   OPPENHEIMER DISCIPLINED ALLOCATION FUND
              6803 South Tucson Way, Centennial, Colorado 80112
                                1.800.225.5677

    By and in exchange for Class A, Class B, Class C and Class N shares of
                          OPPENHEIMER BALANCED FUND

      This combined Prospectus and Proxy Statement solicits proxies from the shareholders of Oppenheimer Disciplined Allocation Fund ("Disciplined
Allocation Fund"), an open-end management investment company, to be voted at a Special Meeting of Shareholders (the "Meeting") to approve the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the
transactions contemplated thereby (the "Reorganization") between Disciplined
Allocation Fund and Oppenheimer Balanced Fund ("Balanced Fund"), an open-end management investment company. This combined Prospectus and Proxy Statement constitutes the Prospectus of Balanced Fund and the Proxy Statement of
Disciplined Allocation Fund filed on Form N-14 with the Securities and
Exchange Commission ("SEC"). If shareholders of Disciplined Allocation Fund vote to approve the Reorganization Agreement and the Reorganization, substantially all of the assets of Disciplined Allocation Fund will be transferred to Balanced Fund in exchange for shares of Balanced Fund and the assumption of certain liabilities, if any, described in the Reorganization
Agreement.  The Meeting will be held at the offices of OppenheimerFunds, Inc.
("Manager") at 6803 South Tucson Way, Centennial, Colorado 80112 on April 20,
2006 at 1:00 P.M., Mountain time. The Board of Directors of Disciplined
Allocation Fund is soliciting these proxies on behalf of Disciplined
Allocation Fund. This Prospectus and Proxy Statement will first be sent to shareholders on or about March 1, 2006.

      If the shareholders of Disciplined Allocation Fund vote to approve the
Reorganization Agreement and the Reorganization, shareholders will receive
Class A shares of Balanced Fund equal in value to the value as of the
"Valuation Date," which is the business day preceding the Closing Date of the
Reorganization, of their Class A shares of Disciplined Allocation Fund; Class
B shares of Balanced Fund equal in value to the value as of the Valuation
Date of their Class B shares of Disciplined Allocation Fund; Class C shares of Balanced Fund equal in value to the value as of the Valuation Date of their Class C shares of Disciplined Allocation Fund; and Class N shares of
Balanced Fund equal in value to the value as of the Valuation Date of their
Class N shares of Disciplined Allocation Fund. Disciplined Allocation Fund
will then be subsequently dissolved.

      This combined Prospectus and Proxy Statement gives information about the Class A, Class B, Class C and Class N shares of Balanced Fund that you should know before investing. You should retain it for future reference. A
Statement of Additional Information, dated March 1, 2006, relating to the
Reorganization, has been filed with the SEC as part of the Registration
Statement on Form N-14 (the "Registration Statement") and is incorporated herein by reference. You may receive a free copy by writing to
OppenheimerFunds Services (the "Transfer Agent") at P.O. Box 5270, Denver,
Colorado 80217 or by calling toll-free 1.800.225.5677.

      The Prospectus of Balanced Fund dated January 27, 2006, is enclosed herewith and considered a part of this combined Prospectus and Proxy
Statement.  It is intended to provide you with information about Balanced
Fund.  For more information regarding Balanced Fund, in addition to its
Prospectus, see the Statement of Additional Information dated January 27,
2006, which includes audited financial statements of Balanced Fund for the
12-month period ended September 30, 2005.  These documents have been filed with the SEC and are incorporated herein by reference.  You may receive a free copy of these documents by writing to the Transfer Agent at P.O. Box
5270, Denver, Colorado 80217, by calling toll-free 1.800.225.5677 or by visiting the website at www.oppenheimerfunds.com.

      For more information regarding Disciplined Allocation Fund, see the
Prospectus of Disciplined Allocation Fund dated February 28, 2006.  In addition to its Prospectus, see the Statement of Additional Information of
Disciplined Allocation Fund dated February 28, 2006; and the annual report of
Disciplined Allocation Fund dated October 31, 2005 which includes audited financial statements of Disciplined Allocation Fund for the 12-month period ended October 31, 2005. See also the audited financial statements of
Disciplined Allocation Fund for the 12-month period ended October 31, 2005.
These documents have been filed with the SEC and are incorporated herein by reference.  You may receive a free copy of these documents by writing to the
Transfer Agent at P.O. Box 5270, Denver, Colorado 80217, by calling toll-free
1.800.225.5677 or by visiting the website at www.oppenheimerfunds.com.

Mutual fund shares are not deposits or obligations of any bank, and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any
other U.S. government agency. Mutual fund shares involve investment risks including the possible loss of principal.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this
Prospectus and Proxy Statement. Any representation to the contrary is a criminal offense.

This combined Prospectus and Proxy Statement is dated March 1, 2006.

                              TABLE OF CONTENTS
                   COMBINED PROSPECTUS AND PROXY STATEMENT

                                                                        Page

Synopsis................................................................
   What am I being asked to vote on?....................................
   What are the general tax consequences of the Reorganization?.........
   How do the investment objectives and policies of the Funds compare?..
   What are the fees and expenses of each Fund and what are they expected to be after
      the Reorganization?...............................................
   What are the capitalizations of the Funds and what would the capitalization be after
      the Reorganization?...............................................
   How have the Funds performed?........................................
Management's Discussion of Balanced Fund's Performance..................
How do the account features and shareholder services for the Funds compare?
      Purchases, Redemptions and Exchanges..............................
      Dividends and Distributions.......................................
      Other Shareholder Services........................................

What are the Principal  Risks of an Investment in Disciplined  Allocation Fund
or
Balanced Fund?..........................................................

Information About the Reorganization....................................
   How will the Reorganization be carried out? .........................
   Who will pay the expenses of the Reorganization? ....................
   What are the tax consequences of the Reorganization? ................

Reasons for the Reorganization..........................................
   Board Considerations ................................................
   What should I know about Class A, Class B, Class C and Class N Shares of
   Balanced Fund?.......................................................

What are the fundamental investment restrictions of the Funds?..........

Other Comparisons Between the Funds.....................................
      Management of the Funds...........................................
      Investment Management and Fees....................................
      Distribution Services.............................................
      Transfer Agency and Custody Services..............................
      Shareholder Rights................................................

Voting Information .....................................................
   How many votes are necessary to approve the Reorganization Agreement?
   How do I ensure my vote is accurately recorded?......................
   Can I revoke my proxy?...............................................
   What other matters will be voted upon at the Meeting? ...............
   Who is entitled to vote?.............................................
   What other solicitations will be made?...............................

Additional Information About Disciplined Allocation Fund and Balanced Fund
   Pending Litigation...................................................
   Principal Shareholders...............................................

Exhibit A:  Agreement and Plan of Reorganization between Oppenheimer
   Disciplined Allocation Fund and Oppenheimer Balanced Fund............  A-1
Exhibit B:  Principal Shareholders......................................  B-1

Enclosures:
Prospectus of Oppenheimer Balanced Fund dated January 27, 2006.

                                      41
                                   SYNOPSIS

      This is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this combined Prospectus and Proxy Statement and by the Reorganization Agreement
which is attached as Exhibit A. Shareholders should carefully review this
Prospectus and Proxy Statement and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Balanced Fund which accompanies this Prospectus and Proxy Statement and is incorporated herein by reference.

What am I being asked to vote on?

      You are being asked by the Board of Directors of Disciplined Allocation
Fund to approve the reorganization of your Fund, Disciplined Allocation Fund, with and into Balanced Fund (each individually a "Fund" and collectively the
"Funds").  If shareholders of Disciplined Allocation Fund approve the
Reorganization, substantially all of the assets of Disciplined Allocation
Fund will be transferred to Balanced Fund, in exchange for an equal value of shares of Balanced Fund and the assumption of certain liabilities, if any, described in the Reorganization Agreement. The shares of Balanced Fund will then be distributed to Disciplined Allocation Fund shareholders, and
Disciplined Allocation Fund will subsequently be liquidated. If the
Reorganization is approved by shareholders of Disciplined Allocation Fund, you will no longer be a shareholder of Disciplined Allocation Fund, and, instead, will become a shareholder of Balanced Fund.  This exchange will occur on the Closing Date (as such term is defined in the Reorganization
Agreement attached hereto as Exhibit A) of the Reorganization.

      Approval of the Reorganization means that as a shareholder in
Disciplined Allocation Fund, you will receive Class A, Class B, Class C and
Class N shares of Balanced Fund equal in value to the value of the net assets of Disciplined Allocation Fund transferred to Balanced Fund on the Closing
Date.  The shares you receive will be issued at net asset value ("NAV")
without a sales charge and will not be subject to any contingent deferred sales charge ("CDSC").

      In considering whether to approve the Reorganization, you should consider, among other things:

(i) The number of similarities (as well as some principal differences)
               between the Funds (as discussed herein) and the relative
               advantages and disadvantages of each Fund.
(ii) That the Reorganization would allow you the ability to continue your investment in a fund that closely resembles the investment style you were seeking when you invested in Disciplined
               Allocation Fund.

Balanced Fund is an open-end, diversified, management investment company organized as a Massachusetts business trust. Disciplined Allocation Fund is a series of Oppenheimer Series Fund, Inc., an open-end, diversified management investment company organized as a Maryland Corporation.  Disciplined
Allocation Fund commenced operations on September 16, 1985.  Balanced Fund commenced operations on April 24, 1987.  Disciplined Allocation Fund is
significantly smaller than Balanced Fund.  As of January 31, 2006,
Disciplined Allocation Fund had approximately $131 million in net assets. In contrast, as of January 31, 2006, Balanced Fund had approximately $933 million in net assets.  The Manager has concluded that Disciplined Allocation
Fund's assets will not increase substantially in size in the near future. By merging into Balanced Fund, shareholders of Disciplined Allocation Fund should have the benefit of economies of scale associated with a larger fund while maintaining their investment in a fund with similar investment objectives and policies.  Additionally, the Manager is the investment advisor to both Funds and employs the same team of investment professionals to manage both Funds. (See the discussion in "Reasons for the Reorganization" beginning on page 35 below for more details.)

      The Board of Disciplined Allocation Fund reviewed and discussed with the Manager and the Board's independent legal counsel the proposed
Reorganization. Information with respect to, but not limited to, each Fund's respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size, was also considered by the Board of Disciplined Allocation Fund.

      Based on the considerations discussed above and the reasons more fully described under "Reasons for the Reorganization" (beginning on page 35 below), together with other relevant factors and information, at a meeting held on December 15, 2005, the Board of Directors of Disciplined Allocation
Fund concluded that the Reorganization would be in the best interests of shareholders of Disciplined Allocation Fund and that the Fund would not experience any dilution as a result of the Reorganization.  The Board of
Directors of Disciplined Allocation Fund voted to approve the proposed
Reorganization and to recommend that shareholders approve the proposed
Reorganization.

      The proposed Reorganization was also approved by the Board of Trustees of Balanced Fund at a meeting held on December 15, 2005.

               THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE
             TO APPROVE THE AGREEMENT AND PLAN OF REORGANIZATION

What are the general tax consequences of the Reorganization?

      It is expected that shareholders of Disciplined Allocation Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Balanced Fund. You should, however, consult your tax advisor regarding the effect, if any, of the
Reorganization in light of your individual circumstances. You should also consult your tax advisor about state and local tax consequences.

      For federal income tax purposes, the holding period of your Disciplined
Allocation Fund shares will be carried over to the holding period for
Balanced Fund shares you receive in connection with the Reorganization. This exchange will occur on the Closing Date (as such term is defined in the
Reorganization Agreement) of the Reorganization.  For further information about the tax consequences of the Reorganization, please see the "Information
About the Reorganization--What are the Tax Consequences of the Reorganization?"

How do the investment objectives and policies of the Funds compare?

As shown in the chart below, the respective investment objectives and strategies of the Funds are substantially similar.

 -------------------------------------------------------------------------------
 DISCIPLINED ALLOCATION FUND             BALANCED FUND
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                             Investment Objectives
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Seeks to maximize investment return     Seeks high total investment return
 (including capital appreciation and     consistent with preservation of
 income) principally by allocating its   principal.
 assets among stocks, corporate bonds,
 U.S. government securities and money
 market instruments, according to
 changing market conditions.
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                             Investment Strategies
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 The Fund invests mainly in stocks,      The Fund buys a variety of different
 bonds and money market instruments.     types of securities to seek its
 The Manager can allocate the Fund's     objective. Mainly, these include:
 investments among these different
 types of securities in different        o Equity securities. Primarily common
 proportions at different times to seek        stocks of U.S. and foreign
 the Fund's objective. That allocation         companies. The Fund will
 is based on the Manager's judgment of         normally invest at least 25% of
 where the best opportunities are for          its total assets in stocks and
 total return after evaluating market          other equity securities.
 and economic conditions.
                                         o Debt securities. Including bonds
 At least 25% of the Fund's total              and notes issued by domestic
 assets normally will be invested in           and foreign companies (which
 fixed-income senior securities.               can include lower-grade,
 Otherwise, the Fund is not required to        high-yield securities),
 allocate its investments among stocks,        securities issued or guaranteed
 bonds and money market instruments in         by the U.S. Government and its
 any fixed proportion. The Fund may            agencies and instrumentalities,
 have none or some of its assets               including mortgage-related
 invested in each asset class in               securities (these are referred
 relative proportions that change over         to as "U.S. Government
 time based on market and economic             securities"), and debt
 conditions.                                   obligations of foreign
                                               governments. The Fund will
 Equity Securities. The Fund can buy a         normally invest at least 25% of
  variety of domestic and foreign              its net assets in fixed-income
  equity investments, including common         senior securities.
  and preferred stocks, warrants and
  convertible securities (many of which  o Money market instruments, which are
  are debt securities that the Manager         obligations that have a
  considers to be "equity substitutes"         maturity of 13 months or less,
  because of their conversion feature).        including short-term U.S.
  The Fund currently emphasizes its            Government securities,
  equity investments in stocks of              corporate and bank debt
  domestic issuers. The Fund can buy           obligations and commercial
  securities of companies in different         paper.
  capitalization ranges.
 Debt Securities. The Fund can invest    In selecting securities for the Fund,
  in a variety of debt securities        the Fund's portfolio managers use
  (including convertible securities),    different investment styles to carry
  such as securities issued or           out an asset allocation strategy that
  guaranteed by the U.S. government and  seeks broad diversification across
  its agencies and instrumentalities,    asset classes. They normally maintain
  including mortgage-related securities  a balanced mix of stocks, debt
  and collateralized mortgage            securities and cash, although the
  obligations ("CMOs"), and forward      Fund has no requirements to weight
  rolls with respect to                  the portfolio holdings in a fixed
  mortgage-related securities. It also   proportion. Therefore, the
  can buy municipal securities, foreign  portfolio's mix of equity and debt
  government securities, and domestic    securities and cash will change over
  and foreign corporate debt             time as the portfolio managers seek
  obligations. The Fund can buy debt     relative values and opportunities in
  securities rated below investment      different asset classes.
  grade (these are commonly called
  "junk bonds"), but has limits on       Because the goal of total return is
  those investments, as discussed        to increase overall portfolio value
  below.  The Fund does not limit its    from a combination of capital growth
  investments to debt securities of a    and income, the Fund invests in
  particular maturity range, and may     stocks mainly for their capital
  hold both short- and long term debt    appreciation potential and in debt
  securities.                            securities both for income and for
                                         total return. The income from debt
 Money Market Instruments. Under normal  securities and money market market conditions (when the equity and  instruments can also help the Fund
 debt securities markets are not         preserve principal when stock markets
 unstable, in the Manager's view), the   are volatile.
 Fund can hold up to 40% of its total
 assets in money market instruments,
 such as short-term U.S. government
 securities and commercial paper.
 In selecting equity securities for      The portfolio managers employ both
 purchase or sale by the Fund, the       "growth" and "value" styles in
 Fund's portfolio managers use an        selecting stocks. They employ
 investment process that combines both   fundamental analysis of a company's
 "value" and "growth" investment         financial statements and management
 styles. They use a value strategy to    structure, operations and product
 find issuers whose securities are       development, as well as the industry
 believed to be undervalued in the       of which the company is part. Value
 marketplace. A growth investing style   investing seeks stocks that are
 encompasses a search for companies      temporarily out of favor or
 whose stock price is expected to        undervalued in the market by various
 increase at a greater rate than the     measures, such as the stock's
 overall market. These issuers may be    price/earnings ratio. Growth
 entering a growth phase marked by       investing seeks stocks that the
 increases in earnings, sales, cash      managers believe have possibilities
 flows or other factors, which suggest   for increases in stock price because
 that the stock may increase in value    of strong earnings growth compared to
 over time.                              the market, the development of new
                                         products or services or other
                                         favorable economic factors.

 The portfolio managers construct the
 equity portion of the portfolio using
 a "bottom up" approach, focusing on
 the fundamental prospects of
 individual companies and issuers,
 rather than on broad economic trends
 affecting entire markets and
 industries. The portfolio managers
 focus on factors that may vary over
 time and in particular cases.
 Currently they look for:

 o Individual stocks that are
       attractive based on fundamental
       stock analysis and company
       characteristics;
 o Growth stocks having high earnings
       potential and earnings and sales
       momentum; and
 o Dividend-paying common stocks of
       established companies for income.

 The    portfolio    managers    monitor
 individual   issuers   for  changes  in
 profit  margins  or  slowing   revenues
 that might affect  future cash flows or
 growth.  The existence of these changes
 in a  particular  case  may  trigger  a
 decision  to  sell  the  security.  The
 portfolio    managers    may   consider
 selling  a stock for one or more of the
 following reasons:
 o The  stock   price  has  reached  its
          target,
 o The company's  fundamentals appear to
          be deteriorating, or
 o Better stock  selections are believed
          to have been identified.
 These approaches may change over time.

 The Fund's portfolio managers analyze
 the overall investment opportunities
 and risks in different sectors of the
 debt securities markets by focusing on
 business cycle analysis and relative
 values between the corporate and
 government sectors. The portfolio
 managers' overall strategy is to build
 a broadly diversified portfolio of
 corporate and government bonds. The
 portfolio managers currently focus on
 the factors below (which may vary in
 particular cases and may change over
 time), looking for:
 o Debt securities in market sectors
          that offer attractive
          relative value,
 o Investment-grade securities that
          offer more income than U.S.
          Treasury obligations with a
          good balance of risk and
          return,
 o High income potential from different
          types of corporate and
          government securities, and
 o Broad portfolio diversification to
          help reduce the volatility of
          the Fund's share prices.

       The portfolio managers may
       consider selling a bond for one
       or more of the following reasons:
 o The bond price has reached its
          target,
 o The bond's fundamentals appear to be
          deteriorating, or
 o Better bond selections are believed
          to have been identified.

 -------------------------------------------------------------------------------
                                    Manager
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 OppenheimerFunds, Inc.                  OppenheimerFunds, Inc.
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
                               Portfolio Managers
 -------------------------------------------------------------------------------
 -------------------------------------------------------------------------------
 Christopher Leavy                       Christopher Leavy
 Emmanuel Ferreira                       Emmanuel Ferreira
 Angelo G. Manioudakis                   Angelo G. Manioudakis
 -------------------------------------------------------------------------------

      The investment polices of the Funds are substantially similar. Both
Funds primarily invest in stock and other equity investments of U.S. and foreign companies, debt securities (including those issued by domestic and foreign companies), and money market instruments (such as short-term U.S.
government securities and commercial paper).   With respect to fixed income
investments, both Funds primarily invest in investment-grade debt securities, which include domestic and foreign government bonds, domestic and foreign corporate debt obligations, and mortgage related securities issued by private issuers.  Disciplined Allocation Fund also tends invest in money market instruments to achieve its secondary objective of capital preservation and can hold up to 40% of its total assets in money market instruments.  Also,
Balanced Fund may hold up to 35% in below investment grade ("junk") bonds, whereas Disciplined Allocation Fund can invest as much as 20% of its total assets in lower-grade securities.

      In terms of set allocation of assets among the classes of securities purchased, at least 25% of each Fund's respective total assets will normally be invested in fixed-income senior securities.  Balanced Fund will also normally invest at least 25% of its total assets in stocks and other equity securities.  Otherwise, neither Fund is required to allocate its investments among stocks, bonds and money market instruments in any fixed proportion --
 they may have some or none of their assets invested in each asset class in relative proportions that change over time based on market and economic conditions.  Currently, however, the Funds focus mainly on U.S. government securities and investment-grade debt securities. However, if market conditions change, the Funds' portfolio managers can change the relative allocation of the Funds' assets.

      The members of the same portfolio management team manage both Funds and the Funds' investment strategies are similar. Both Funds may employ "growth"
 and "value" styles in selecting stocks. Both Funds may also invest in bonds and money market instruments. The portfolio managers of both Funds also may vary the portfolios' mix of equity and debt securities and cash over time as they evaluate market and economic conditions to seek the best opportunities.

What are the fees and  expenses of each Fund and what are they  expected to be after the Reorganization?

      Disciplined Allocation Fund and Balanced Fund each pay a variety of expenses directly for management of the respective Fund's assets, administration and/or distribution of shares and other services. Those expenses are subtracted from each Fund's assets to calculate the Fund's net asset value per share. Shareholders pay these expenses indirectly.
Shareholders pay other expenses directly, such as sales charges.

      The following table is provided to help you understand and compare the fees and expenses of investing in shares of Disciplined Allocation Fund with the fees and expenses of investing in shares of Balanced Fund. The pro forma fees and expenses of the surviving Balanced Fund show what the fees and expenses are expected to be after giving effect to the Reorganization of
Disciplined Allocation Fund into Balanced Fund.

      The chart below reflects the current contractual management fee schedule for each of the Funds and the proposed management fee schedule for the surviving Balanced Fund upon the successful completion of the
Reorganization.

                             PRO FORMA FEE TABLES
               For the 12 month period ended December 31, 2005

---------------------------------------------------------------------------------
                                  Disciplined   Balanced      Pro Forma
                                  Allocation
                                  Fund          Fund          Surviving
                                  Class A       Class A       Balanced Fund
                                  shares        Shares        Class A shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        5.75%         5.75%           5.75%
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or       None(1)       None(1)         None(1)
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.63%         0.69%           0.69%
---------------------------------------------------------------------------------
Distribution and/or Service         0.25%(2)        0.20%           0.20%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.26%         0.17%           0.16%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.14%         1.06%           1.05%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                  Disciplined   Balanced      Pro Forma
                                  Allocation
                                  Fund          Fund          Surviving
                                  Class B       Class B       Balanced Fund
                                  shares        Shares        Class B shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or        5%(2)         5%(2)           5%(2)
redemption proceeds)
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.63%         0.69%           0.69%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service           1.00%         1.00%           1.00%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.38%         0.30%           0.27%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.98%         1.99%           1.96%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                  Disciplined   Balanced Fund Pro Forma
                                  Allocation
                                  Fund                        Surviving
                                  Class C       Class C       Balanced Fund
                                  Shares        Shares        Class C Shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge         1%(3)         1%(3)           1%(3)
(Load) (as a % of the lower of
the original offering price or
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.63%         0.69%           0.69%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service           1.00%         1.00%           1.00%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.34%         0.22%           0.21%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.97%         1.91%           1.90%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                                  Disciplined   Balanced      Pro Forma
                                  Allocation
                                  Fund          Fund          Surviving
                                  Class N       Class N       Balanced Fund
                                  shares        Shares        Class N shares
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Shareholder Transaction Expenses (charges paid directly from a shareholder's investment)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Sales Charge (Load) on        None          None             None
purchases (as a % of offering
price)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Maximum Deferred Sales Charge
(Load) (as a % of the lower of
the original offering price or        1%(4)         1%(4)           1%(4)
redemption proceeds)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Annual Fund Operating Expenses (as a percentage of average daily net assets)
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Management Fees                       0.63%         0.69%           0.69%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Distribution and/or Service           0.50%         0.50%           0.50%
(12b-1) Fees
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Other Expenses                        0.42%         0.27%           0.27%
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Total Fund Operating Expenses         1.55%         1.46%           1.46%
---------------------------------------------------------------------------------

Expenses may vary in future years.  "Other Expenses" include transfer agent fees, custodial fees, and accounting and legal expenses that each Fund pays.
The transfer agent has voluntarily undertaken to each Fund to limit the transfer agent fees to 0.35% of average daily net assets per fiscal year for all classes.  That undertaking may be amended or withdrawn at any time.

1. A contingent deferred sales charge may apply to redemptions of investments of $1 million or more ($500,000 for retirement plan accounts) of Class A shares. See "How to Buy Shares" in each Fund's Prospectus for details.
2. Applies to redemptions within the first year after purchase. The contingent deferred sales charge gradually declines from 5% to 1% in years one through six and is eliminated after that.
3. Applies to shares redeemed within 12 months of purchase.
4. Applies to shares redeemed within 18 months of retirement plan's first purchase of Class N shares.

Examples

      These examples below are intended to help you compare the cost of investing in each Fund and the surviving Balanced Fund after the
Reorganization. These examples assume an annual return for each class of 5%, the operating expenses described in the tables above and reinvestment of your dividends and distributions.

      Your actual costs may be higher or lower because expenses will vary over time. For each $10,000 investment, you would pay the following projected expenses if you redeemed your shares after the number of years shown or held your shares for the number of years shown without redeeming, according to the following examples.

                         Disciplined Allocation Fund
--------------------------------------------------------------------------------
If     shares      are    1 year        3 years       5 years       10 years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $685          $918         $1,170         $1,889
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $706          $937         $1,294       $1,923(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $302          $624         $1,073         $2,318
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $259          $493          $851          $1,860
--------------------------------------------------------------------------------

                         Disciplined Allocation Fund
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed(2):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $685          $918         $1,170         $1,889
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $206          $637         $1,094       $1,923(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $202          $624         $1,073         $2,318
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $159          $493          $851          $1,860
--------------------------------------------------------------------------------

                                Balanced Fund
--------------------------------------------------------------------------------
If     shares      are    1 year        3 years       5 years       10 years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $677          $894         $1,129         $1,801
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $704          $931         $1,283       $1,870(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $296          $606         $1,041         $2,254
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $250          $465          $803          $1,759
--------------------------------------------------------------------------------

                                Balanced Fund
--------------------------------------------------------------------------------
If   shares   are  not    1 year        3 years       5 years       10 years
redeemed(2):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                    $677          $894         $1,129         $1,801
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                    $204          $631         $1,083       $1,870(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                    $196          $606         $1,041         $2,254
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                    $150          $465          $803          $1,759
--------------------------------------------------------------------------------

                      Pro Forma Surviving Balanced Fund
--------------------------------------------------------------------------------
If      shares      are    1 year       3 years       5 years       10 years
redeemed(1):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $676         $891         $1,124         $1,790
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $701         $921         $1,267       $1,847(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $295         $603         $1,036         $2,243
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $250         $465          $803          $1,759
--------------------------------------------------------------------------------

                      Pro Forma Surviving Balanced Fund
--------------------------------------------------------------------------------
If   shares   are   not    1 year       3 years       5 years       10 years
redeemed(2):
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class A                     $676         $891         $1,124         $1,790
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class B                     $201         $621         $1,067       $1,847(3)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class C                     $195         $603         $1,036         $2,243
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Class N                     $150         $465          $803          $1,759
--------------------------------------------------------------------------------

(1.) In the "If shares are redeemed"  examples,  expenses  include the initial sales  charge for Class A and the  applicable  Class B, Class C and Class N contingent deferred sales charges.
(2.) In the "If  shares  are not  redeemed"  examples,  the  Class A  expenses include  the  initial  sales  charge,  but  Class  B,  Class C and  Class N expenses do not include the contingent deferred sales charges.
(3.) Class B expenses  for years 7 through  10 are based on Class A  expenses, since Class B shares automatically convert to Class A after 6 years.

What are the capitalizations of the Funds and what would the capitalization be after the Reorganization?

      The following table sets forth the existing capitalization (unaudited)
of Disciplined Allocation Fund and Balanced Fund as of December 31, 2005 and
the pro forma combined capitalization of Balanced Fund as of December 31,
2005 as if the Reorganization had occurred on that date.

--------------------------------------------------------------------------------
Disciplined Allocation     Net Assets          Shares         Net Asset Value
Fund                                         Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                      $              7,334,395           $ 14.74
                          108,080,052
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class B                  12,453,364          832,162            $ 14.97
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class C                  8,786,721           604,180            $ 14.54
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class N                  1,804,477           122,882            $ 14.68
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                          $              8,893,619
                          131,124,614
-------------------------------------------------------------

--------------------------------------------------------------------------------
Balanced Fund              Net Assets          Shares         Net Asset Value
                                             Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                      $             53,115,407           $ 13.54
                          719,288,112
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class B                  96,126,035         7,247,572           $ 13.26
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class C                  89,514,378         6,717,928           $ 13.32
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class N                  12,689,772          945,978            $ 13.41
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                          $             68,026,885
                          917,618,297
-------------------------------------------------------------

--------------------------------------------------------------------------------
Balanced Fund              Net Assets          Shares         Net Asset Value
(Pro Forma Surviving
Fund)*                                       Outstanding         Per Share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
  Class A                      $             61,096,566           $ 13.54
                          827,368,164
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class B                 108,579,399         8,186,513           $ 13.26
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class C                  98,301,100         7,377,364           $ 13.32
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                               $
  Class N                  14,494,249         1,080,496           $ 13.41
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL                           $            77,740,939
                        1,048,742,912
-------------------------------------------------------------
* Reflects the issuance of 7,981,159 Class A shares, 938,941 Class B shares,
659,436 Class C shares and 134,518 Class N shares of Balanced Fund in a tax-free exchange for the net assets of Disciplined Allocation Fund, aggregating $131,124,614.

How have the Funds performed?

      The following past performance information for each Fund is set forth below: (i) a bar chart showing changes in each Fund's performance for Class A shares from year to year for the last ten calendar years (or less, if applicable) and (ii) tables detailing how the average annual total returns of each Fund's shares, both before and after taxes, compared to those of broad-based market indices. The after-tax returns are shown for Class A shares only and are calculated using the historical highest individual federal marginal income tax rates in effect during the periods shown and do not reflect the impact of state or local taxes.  The after-tax returns are calculated based on certain assumptions mandated by regulation and your actual after-tax returns may differ from those shown, depending on your individual tax situation. The after-tax returns set forth below are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or IRAs or to institutional investors not subject to tax. The past investment performance of either Fund, before and after taxes, is not necessarily an indication of how either Fund will perform in the future.

Annual Total Returns for Balanced Fund (Class A) as of 12/31 each year
[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for Oppenheimer Balanced Fund.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

During the period shown in the bar chart, the highest return (not annualized)
before taxes for a calendar quarter was 12.05% (2nd Qtr `03) and the lowest return (not annualized) before taxes for a calendar quarter was -11.03% (3rd
Qtr `01).

Annual Total  Returns for  Disciplined  Allocation  Fund (Class A) as of 12/31
each year
[See appendix to prospectus and proxy statement for data in bar chart showing annual total returns for Oppenheimer Disciplined Allocation Fund.]

Sales charges and taxes are not included in the calculations of return in this bar chart, and if those charges and taxes were included, the returns may be less than those shown.

During the period shown in the bar chart, the highest return (not annualized) before taxes for a calendar quarter was 12.09% (4th Qtr `98)
and the lowest return (not annualized) before taxes for a calendar quarter was -8.31% (3rd Qtr `01).

-------------------------------------------------------------------------------------
Disciplined Allocation Fund1,
(2)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Average Annual Total Returns                        5 Years            10 Years
for the periods ended              1 Year         (or life of        (or life of
December 31, 2005                               class, if less)    class, if less)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class A Shares (inception
9/16/85)                           -3.32%            1.33%              4.69%
  Return Before Taxes              -3.69%            0.84%              2.88%
  Return After Taxes on
  Distributions                    -1.95%            0.87%              2.99%
  Return After Taxes on
  Distributions and Sale of
  Fund Shares
-------------------------------------------------------------------------------------
S&P 500 Index (reflects no
deduction for fees, expenses
or taxes)                           4.91%            0.54%              9.07%
-------------------------------------------------------------------------------------
Merrill Lynch Gov't/Corp.
Master Index (reflects no                                               6.19%
deduction for fees, expenses
or taxes)                           2.52%            6.07%
-------------------------------------------------------------------------------------
Class B Shares (inception          -3.30%            1.30%             4.84%(3)
10/02/95)
-------------------------------------------------------------------------------------
Class C Shares (inception           0.62%            1.66%              4.46%
5/01/96)
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
Class N Shares (inception           1.15%            2.73%               N/A
3/1/01)
-------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
Balanced Fund1, (2)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Average Annual Total Returns                        5 Years           10 Years
for the periods ended              1 Year         (or life of        (or life of
December 31, 2005                               class, if less)    class, if less)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Class A Shares (inception
4/24/87)                           -2.37%            3.82%              7.71%
  Return Before Taxes              -3.86%            2.60%              5.46%
  Return After Taxes on
  Distributions                    -0.57%            2.70%              5.48%
  Return After Taxes on
  Distributions and Sale of
  Fund Shares
------------------------------------------------------------------------------------
S&P 500 Index (reflects no
deduction for fees, expenses
or taxes)                           4.91%            0.54%              9.07%
------------------------------------------------------------------------------------
Lehman Brothers Aggregate
Bond Index (reflects no
deduction for fees, expenses        2.43%            5.87%              6.16%
or taxes)
------------------------------------------------------------------------------------
Class B Shares (inception          -2.23%            3.76%            7.79%(3)
8/29/95)
------------------------------------------------------------------------------------
Class C Shares (inception           1.75%            4.18%              7.45%
12/1/93)
------------------------------------------------------------------------------------
------------------------------------------------------------------------------------
Class N Shares (inception           2.23%            4.21%               N/A
3/1/01)
------------------------------------------------------------------------------------

1. The Funds' returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.
2. Both Funds' average annual total returns include the applicable sales charges: for Class A the current maximum initial sales charge is 5.75%;
   for Class B shares, the contingent deferred sales charges is 5% (1-year)
   and 2% (5-year); and for Class C and Class N, the 1% contingent deferred sales charge for the 1-year period.
3. Because Class B shares convert to Class A shares 72 months after purchase,
   Class B "10 Years" performance for each Fund does not include the contingent deferred sales charge and uses Class A performance for the period after conversion.

The returns measure the performance of a hypothetical account and assume that all dividends and capital gains distributions have been reinvested in additional shares.  The performance of each Fund's Class A shares are compared to the S&P 500 Index, an unmanaged index of common stocks. In addition, the performance of Disciplined Allocation Fund also is compared to the Merrill Lynch Government and Corporate Master Index, a broad-based index of U.S. Treasury and government agency securities, corporate and Yankee bonds. The performance of Balanced Fund also is compared to the Lehman
Brothers Aggregate Bond Index, an unmanaged index of U.S. corporate, government and mortgage-backed securities. The indices' performance includes reinvestment of income but does not reflect transaction costs, fees, expenses or taxes. Each Fund's investments vary from those in the indices.
MANAGEMENT'S DISCUSSION OF BALANCED FUND'S PERFORMANCE. Although Balanced
Fund slightly underperformed its primary benchmark, the S&P 500 during its fiscal year ended September 30, 2005, the Fund's performance was particularly robust in its equity portfolio. The Fund's fixed-income investments produced more modest returns.

In the consumer discretionary area, holdings such as media conglomerate
Liberty Global, Inc., retailer Sears Holdings and homebuilders Toll Brothers and WCI Communities, Inc. helped boost the Fund's relative performance.
Winners in the consumer staples area included beverage producer Constellation
Brands Inc., Cl. A and food and tobacco giant Altria Group, Inc., which benefited from easing litigation concerns and a planned corporate restructuring designed to unlock shareholder value.

      In the financials area, investment firm, Lehman Brothers Holdings,
Inc., gained value as investors rewarded efforts to diversify its revenue sources; the insurance provider, Genworth Financial, Inc., Cl. A, saw its valuation expand after its spin-off from General Electric; and real estate owner Host Marriott Corp. benefited from an upswing in occupancy rates and room prices. Among health care holdings, the Fund successfully avoided declines posted by large pharmaceutical companies while capturing gains in medical services providers, such as Pacificare Health Systems, which was subject to an acquisition offer.

      The Fund's equity portfolio suffered relatively few disappointments during the reporting period. The Fund's telecommunications services holdings produced slightly lower returns than the benchmark, primarily due to its lack of participation in gains achieved by the regional bell operating companies.
Although the Fund had less exposure to the high-flying energy and utilities sectors than the benchmark, strong stock selections offset any resulting weakness.

      We generally maintained the Fund's bond portfolio's average duration in a range that was shorter than the benchmark, which hindered relative performance early in the reporting period but later benefited returns.
Duration reflects the sensitivity of the Fund's return to changes in interest rates. Conversely, the Fund's emphasis on corporate bonds at the lower end of the investment-grade range helped early in the reporting period, when investors' appetite for risk grew, but later undermined performance when weakness in the automotive sector eroded investor sentiment. Among mortgage-backed securities, the Fund's focus on seasoned, higher-coupon mortgages that the markets had priced too high a premium for prepayment risk in our view, helped support returns over the reporting period's first half, but detracted modestly during the second half.

      As of the reporting period's end, the Fund assets were apportioned
44.8% to equities, 46.5% to bonds and 8.7% to cash. In our view, the Fund remains well positioned to capture the growth opportunities of stocks while managing risks through diversification across both stocks and bonds.

COMPARING BALANCED FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of Balanced Fund held until September 30, 2005. In the case of Class
A, Class B, and Class C shares, performance is measured over a ten-fiscal-year period. In the case of Class N shares, performance is measured from inception of the Class on March 1, 2001. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B, Class C and Class
N shares, and reinvestments of all dividends and capital gains distributions.
Past performance cannot guarantee future results.

      The Fund's performance is compared to the performance of the S&P 500
Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. The Fund's performance is also compared to the Lehman Brothers Aggregate Bond Index, an unmanaged index of U.S. Government Treasury and agency issues, investment grade corporate bond issues and fixed-rate mortgage-backed securities. That index is widely regarded as a measure of the performance of the domestic debt securities market. Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of the Fund's business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in either index.

[Insert Graph from Balanced Fund Annual Report]

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Balanced Fund (Class A)
      S&P 500 Index
      Lehman Brothers Aggregate Bond Index

1. The Fund changed its fiscal year end from 12/31 to 9/30.

[Insert Graph from Balanced Fund Annual Report]

CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Balanced Fund (Class B)
      S&P 500 Index
      Lehman Brothers Aggregate Bond Index

[Insert Graph from Balanced Fund Annual Report]

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Balanced Fund (Class C)
      S&P 500 Index
      Lehman Brothers Aggregate Bond Index

1. The Fund changed its fiscal year end from 12/31 to 9/30.

[Insert Graph from Balanced Fund Annual Report]

CLASS N SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

      Oppenheimer Balanced Fund (Class N)
      S&P 500 Index
      Lehman Brothers Aggregate Bond Index

The performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. For performance
data current to the most recent month end, visit us at
www.oppenheimerfunds.com, or call us at 1.800.525.7048. Fund returns include changes in share price, Reinvested distributions, and the applicable sales charge: for Class A Shares, The current maximum initial sales charge of
5.75%; for Class B Shares, the Contingent deferred sales charge of 5%
(1-year) and 2% (5-year); and for Class C And N Shares, the contingent 1%
deferred sales charge for the 1-year period. Because Class B Shares convert to Class A Shares 72 months after purchase, Since-inception return for Class
B Shares uses Class A performance for the Period after conversion.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

HOW DO THE ACCOUNT FEATURES AND SHAREHOLDER SERVICES FOR THE FUNDS COMPARE?

Purchases, Redemptions and Exchanges

      Both Funds are part of the OppenheimerFunds family of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the Funds are substantially the same. Shares of either Fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares. Exchange privileges are subject to amendment or termination at any time.

      Both Funds have the same initial and subsequent minimum investment amounts for the purchase of shares. These amounts are $1,000 and $50, respectively. Both Funds have a maximum initial sales charge of 5.75% on
Class A shares for purchases of less than $25,000. The sales charge of 5.75%
is reduced for purchases of Class A shares of $25,000 or more. Investors who purchase $1 million or more of Class A shares pay no initial sales charge but may have to pay a contingent deferred sales charge of up to 1% if the shares are sold within 18 calendar months from the beginning of the calendar month during which they were purchased. Class B shares of the Funds are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption depending on the length of time the shares are held. The CDSC begins at 5% for shares redeemed in the first year and declines to 1% in the sixth year and is eliminated after that. Class C shares may be purchased without an initial sales charge, but if redeemed within 12 months of buying them, a CDSC of 1% may be deducted. Class N shares are purchased without an initial sales charge, but if redeemed within 18 months of the retirement plan's first purchase of N shares, a CDSC of 1% may be deducted.

      Class A, Class B, Class C and Class N shares of Balanced Fund received in the Reorganization will be issued at net asset value, without a sales charge and no CDSC or redemption fee will be imposed on any Disciplined
Allocation Fund shares exchanged for Balanced Fund shares as a result of the
Reorganization. However, any CDSC that applies to Disciplined Allocation Fund shares as of the date of the exchange will carry over to Balanced Fund shares received in the Reorganization.

Dividends and Distributions

      Both Funds intend to declare dividends separately for each class of shares from net investment income on a quarterly basis and pay them quarterly. Dividends and distributions paid to Class A shares will generally be higher than dividends for Class B, Class C and Class N shares, which normally have higher expenses than Class A shares. The Funds have no fixed dividend rate and cannot guarantee that they will pay any dividends or distributions.

      Either Fund may realize capital gains on the sale of portfolio securities. If it does, it may make distributions out of any net short-term or long-term capital gains each year. The Funds may make supplemental distributions of dividends and capital gains following the end of their fiscal years.  There can be no assurance that either Fund will pay any capital gains distributions in a particular year.

Other Shareholder Services

      Both Funds also offer the following privileges: (i) the ability to reduce your sales charge on purchases of Class A shares through rights of accumulation or letters of intent, (ii) reinvestment of dividends and distributions at net asset value, (iii) net asset value purchases by certain individuals and entities, (iv) Asset Builder (automatic investment) Plans,
(v) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the Funds valued at $5,000 or more, (vi) AccountLink and PhoneLink arrangements, (vii) exchanges of shares for shares of the same class of certain other funds at net asset value, (viii) telephone and Internet redemption and exchange privileges and (ix) wire redemptions of fund shares
(for a fee). All of such services and privileges are subject to amendment or termination at any time and are subject to the terms of the Funds' respective prospectuses.  For additional information, please see the section in the current Prospectus of Balanced Fund titled "ABOUT YOUR ACCOUNT."

 WHAT ARE THE PRINCIPAL RISKS OF AN INVESTMENT IN DISCIPLINED ALLOCATION FUND
                              OR BALANCED FUND?

      The risks associated with an investment in each Fund are substantially similar. Like all investments, an investment in either Fund involves risk.
There is no assurance that either Fund will meet its investment objective.
The achievement of the Funds' goals depends upon market conditions, generally, and on the portfolio manager's analytical and portfolio management skills. The risks described below collectively form the risk profiles of the
Funds, and can affect the value of the Funds' investments, investment performance and prices per share. There is also the risk that poor securities selection by the Manager will cause the Funds to underperform other funds having a similar objective. These risks mean that you can lose money by investing in either Fund. When you redeem your shares, they may be worth more or less than what you paid for them.

      In the OppenheimerFunds spectrum, each Fund may be less volatile than funds that focus only on stock investments, but have less opportunities for capital growth than funds focused solely on stocks and more risks than the funds that focus solely on investment grade bonds

RISKS OF INVESTING IN STOCKS. Stocks fluctuate in price, and their short-term volatility at times may be great. Because each Fund currently has substantial investments in stocks, the value of each Fund's portfolio will be affected by changes in the stock markets. Market risk will affect each Fund's per share prices, which will fluctuate as the values of each Fund's portfolio securities change. Balanced Fund will normally invest at least 25% of its total assets in stocks and other equity securities. While Disciplined
Allocation Fund has no limit on the amount of its assets it can invest in stocks, at least 25% of its total assets normally will be invested in fixed-income senior securities.

    A variety of factors can affect the price of a particular stock and the prices of individual stocks do not all move in the same direction uniformly or at the same time. Different stock markets may behave differently from each other. In particular, because each Fund currently emphasizes investments in stocks of U.S. issuers, it will be affected primarily by changes in U.S.
stock markets.

      Additionally, stocks of issuers in a particular industry may be affected by changes in economic conditions that affect that industry more than others, or by changes in government regulations, availability of basic resources or supplies, or other events affecting that industry. To the extent that each Fund emphasizes investments in a particular industry, its share values may fluctuate in response to events affecting that industry.

      Other factors can affect a particular stock's price, such as poor earnings reports by the issuer, loss of major customers, major litigation against the issuer, or changes in government regulations affecting the issuer or its industry. Each Fund can invest in securities of large companies but it can also buy stocks of small- and medium-size companies, which may have more volatile stock prices than stocks of large companies.

Risks of Value Investing. Value investing seeks stocks having prices that are low in relation to what is believed to be their real worth or prospects. Each Fund seeks to realize appreciation in the value of its holdings when other investors realize the intrinsic value of those stocks. In using a value investing style, there is the risk that the market will not recognize that the securities are undervalued and they might not appreciate in value as the Manager anticipates.

Risks of Growth Investing. Stocks of growth companies, particularly newer companies, may offer opportunities for greater capital appreciation but may be more volatile than stocks of larger, more established companies.
      If the company's earnings growth or stock price fails to increase as expected, the stock price of a growth company may decline sharply.

      Neither Fund is required to allocate its equity investments among value and growth stocks in any fixed proportion. Each Fund may invest its assets in relative proportions that change over time.

CREDIT RISK.  Debt securities are subject to credit risk.  Credit risk relates to the ability of the issuer of a security to make interest and principal payments on the security as they become due. If the issuer fails to pay interest, each Fund's income might be reduced, and if the issuer fails to repay principal, the value of that security and of each Fund's shares might be reduced. While each Fund's investments in U.S. government securities are subject to little credit risk, each Fund's other investments in debt securities, particularly high-yield, lower-grade debt securities, are subject to risks of default. A downgrade in an issuer's credit rating or other adverse news about an issuer can reduce the value of that issuer's securities.

Special Risks of Lower-Grade Securities. Up to 35% of Balanced Fund's total assets and up to 20% of Disciplined Allocation Fund's total assets may be invested in securities below investment-grade to seek income. Therefore, each
Fund's credit risks are greater than those of funds that buy only investment-grade bonds. Lower-grade debt securities (commonly called "junk bonds") may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities.
Securities that are (or that have fallen) below investment grade generally have greater risks that the issuers of those securities might not meet their debt obligations. The market for lower-grade securities may be less liquid, especially during times of general economic distress, and therefore they may be harder to sell at an acceptable price. These risks can reduce each Fund's share prices and the income it earns.

      Lower-grade debt securities are those rated below "Baa" by Moody's
Investors Service ("Moody's") or lower than "BBB" by Standard & Poor's
("S&P") or that have comparable ratings by other nationally-recognized rating organizations. They include unrated securities assigned a comparable rating by the Manager. Balanced Fund can invest in securities rated as low as "C" or
"D" or which are in default at the time Balanced Fund buys them. While securities rated "Baa" by Moody's or "BBB" by S&P are considered "investment grade," they have some speculative characteristics.

INTEREST RATE RISKS. Debt securities are subject to changes in value when prevailing interest rates change. When prevailing interest rates fall, the values of outstanding debt securities generally rise. When prevailing interest rates rise, the values of outstanding debt securities generally fall, and the securities may sell at a discount from their face amount. The magnitude of these price changes is generally greater for debt securities with longer-term maturities. However, interest rate changes may have different effects on the values of mortgage-related securities because of prepayment risks, discussed below.

PREPAYMENT RISK.  Mortgage-related securities, including forward rolls, are subject to the risks of unanticipated prepayment.  The risk is that when interest rates fall, borrowers under the mortgages that underlie these securities will prepay their mortgages more quickly than expected, causing the issuer of the security to prepay the principal to a Fund prior to the security's expected maturity.  A Fund may be required to reinvest the proceeds at a lower interest rate, reducing its income.  Mortgage-related securities subject to prepayment risk generally offer less potential for gains when prevailing interest rates fall and have greater potential for loss when prevailing interest rates rise. The impact of prepayments on the price of a security may be difficult to predict and may increase the volatility of the price.  If a Fund buys mortgage-related securities at a premium, accelerated prepayments on those securities could cause each Fund to lose a portion of its principal investment represented by the premium.

RISKS OF FOREIGN INVESTING. Disciplined Allocation Fund can invest up to 25%
of its total assets in securities of companies or governments in any country, whether a developed or an emerging market country. These include equity and debt securities of companies organized under the laws of countries other than the United States and debt securities of foreign governments and their agencies and instrumentalities.

      Balanced Fund can buy securities issued by companies or governments in any country, whether a developed or an emerging market country. While
Balanced Fund has no limits on the amounts it can invest in these foreign securities, it normally expects to invest not more than 50% of its total assets in foreign securities whether developed or emerging market countries.

      While foreign securities offer special investment opportunities, there are also special risks. The change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities denominated in that foreign currency. Foreign issuers are not subject to the same accounting and disclosure requirements that U.S.
 companies are subject to.

      The value of foreign investments may be affected by exchange control regulations, expropriation or nationalization of a company's assets, foreign taxes, delays in settlement of transactions, changes in governmental, economic or monetary policy in the U.S. or abroad, or other political and economic factors.

      Additionally, if a Fund invests a significant amount of its assets in foreign securities, it might expose the Fund to "time-zone arbitrage"
attempts by investors seeking to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities market on which a foreign security is traded and the close of The New York Stock Exchange that day, when the Fund's net asset value is calculated. If such time-zone arbitrage were successful, it might dilute the interests of other shareholders. However, each Fund's use of
"fair value pricing" to adjust the closing market prices of foreign securities under certain circumstances, to reflect what the Manager and the
Board believe to be their fair value, and the imposition of redemption fees may help deter those activities.

Special Risks of Emerging and Developing Markets. Securities in emerging and developing markets present risks not found in more mature markets. Those securities may be more difficult to sell at an acceptable price and their prices may be more volatile than securities of issuers in more developed markets. Settlements of trades may be subject to greater delays so that the proceeds of such a sale of a security may not be received on a timely basis.

    Emerging markets might have less developed trading markets and exchanges, and legal and accounting systems. Investments may be subject to greater risks of government restrictions on withdrawing the sales proceeds of securities from the country. Economies of developing countries may be more dependent on relatively few industries that may be highly vulnerable to local and global changes. Governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of stocks of local companies. These investments may be very speculative.

ASSET ALLOCATION RISKS. Because each Fund typically invests in a combination of stocks, bonds and money market instruments to seek total return, it might not achieve growth in its share prices to the same degree as funds focusing on stocks during periods of rapidly rising prices. Also, each Fund's investments in stocks may make it more difficult for the Manager to preserve principal in volatile stock markets. Each Fund's use of value and growth styles in selecting stocks might not be successful, particularly if stocks selected as value investments fail to appreciate in price to the extent the
Manager expected.

Stock and Other Equity Investments. Equity securities include common stocks, preferred stocks, warrants and debt securities convertible into common stock.
Balanced Fund will normally invest at least 25% of its total assets in stocks and other equity securities and Disciplined Allocation Fund has no limit on the amount of its assets it can invest in stocks.  Disciplined Allocation
Fund's equity investments can include interests in real estate investment trusts. Those securities may be sensitive to changes in interest rates, and because the real estate market can be very volatile at times, the prices of those securities may change substantially. Because total return has two components, capital appreciation and income, the Manager might select stocks that offer the potential for either or both of those elements.

While many convertible securities are debt securities, the Manager considers some of them to be "equity equivalents" because of the conversion feature. In that case their credit rating has less impact on the investment decision than in the case of other debt securities. Convertible securities are subject to credit risk and interest rate risk, discussed above.

These securities might be selected for the Funds because they offer the ability to participate in stock market movements while offering some current income. Preferred stocks, while a form of equity security, typically have a fixed dividend that may cause their prices to behave more like those of debt securities. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline.

Debt Securities. Disciplined Allocation Fund can invest in a variety of debt securities to seek its objective. The debt securities Disciplined Allocation
Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned an equivalent credit rating by the
Manager. Disciplined Allocation Fund's debt investments may be "investment grade" (that is, in the four highest rating categories of a nationally recognized rating organization) or may be lower-grade securities (sometimes called "junk bonds") rated as low as "B" by Moody's Investor Services, Inc.
("Moody's"), Standard & Poor's Rating Services ("S&P") or Fitch, Inc.
("Fitch") or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having a comparable rating assigned by the Manager). Disciplined Allocation Fund does not invest more than 10% of its total assets in unrated debt securities. A description of the ratings definitions of nationally recognized rating organizations is included in
Appendix A to the Statement of Additional Information dated February 28,
2006.

While Disciplined Allocation Fund can invest as much as 20% of its total assets in lower-grade securities, currently it does not intend to invest more than 10% of its total assets in these investments. Lower-grade debt securities may be subject to greater market fluctuations and greater risks of loss of income and principal than investment-grade debt securities.
Securities that are (or that have fallen) below investment grade are exposed to a greater risk that the issuers of those securities might not meet their debt obligations.  These risks can reduce Disciplined Allocation Fund's share prices and the income it earns.

Balanced Fund will normally invest at least 25% of its net assets in fixed-income senior securities, such as bonds and notes. The debt securities
Balanced Fund buys may be rated by nationally recognized rating organizations or they may be unrated securities assigned a rating by the Manager.

      Balanced Fund has no requirements as to the maturity of the debt securities it can buy, or as to the market capitalization range of the issuers of those securities. Balanced Fund's investments may be investment grade or below investment grade in credit quality. The Manager does not rely solely on ratings by rating organizations in selecting debt securities but evaluates business and economic factors affecting an issuer as well.

      Balanced Fund's foreign debt investments can be denominated in U.S.
dollars or in foreign currencies. Foreign government securities might not be backed by the government's full faith and credit. The Fund can buy "Brady
Bonds." Those are U.S. dollar-denominated debt securities collateralized by zero-coupon U.S. Treasury securities. They are typically issued by governments of emerging market countries and are considered speculative securities with higher risks of default. Balanced Fund will buy foreign currency only in connection with the purchase and sale of foreign securities and not for speculation.

U.S. Government Securities.  Each Fund can invest in securities issued or guaranteed by the U.S. Treasury or other government agencies or federally-chartered corporate entities referred to as "instrumentalities."
These are referred to as "U.S. government securities" in this Prospectus and
Proxy Statement.

o U.S. Treasury Obligations. These include Treasury bills (having maturities of one year or less when issued), Treasury notes (having maturities of more than one year and up to ten years when issued), and Treasury bonds
      (having maturities of more than ten years when issued). Treasury securities are backed by the full faith and credit of the United States as to timely payments of interest and repayments of principal. Each
      Fund also can buy U. S. Treasury securities that have been "stripped"
      of their coupons by a Federal Reserve Bank, zero-coupon U.S. Treasury securities, and Treasury Inflation-Protection Securities.

o Obligations Issued or Guaranteed by U.S. Government Agencies or
      Instrumentalities. These include direct obligations and
      mortgage-related securities that have different levels of credit support from the U.S. government. Some are supported by the full faith and credit of the U.S. government, such as Government National Mortgage
      Association pass-through mortgage certificates ("Ginnie Maes"). Some are supported by the right of the issuer to borrow from the U.S.
      Treasury under certain circumstances, such as Federal National Mortgage
      Association bonds ("Fannie Maes"). Others are supported by the credit of the entity that issued them, such as Federal Home Loan Mortgage
      Corporation obligations ("Freddie Macs").  Securities issued by Fannie
      Mae, Freddie Mac and the Federal Home Loan Banks are neither guaranteed nor issued by the U.S. Government.

o Mortgage-Related U.S. Government Securities. Each Fund can buy interests in pools of residential or commercial mortgages, in the form of CMOs and other "pass-through" mortgage securities. CMOs that are U.S. government securities have collateral to secure payment of interest and principal.
      They may be issued in different series, each having different interest rates and maturities. The collateral is either in the form of mortgage pass-through certificates issued or guaranteed by a U.S. agency or instrumentality or mortgage loans insured by a U.S. government agency.
      Each Fund can have substantial amounts of its assets invested in mortgage-related U.S. government securities.

      The prices and yields of CMOs are determined, in part, by assumptions about the cash flows from the rate of payments of the underlying mortgages.
Changes in interest rates may cause the rate of expected prepayments of those mortgages to change. In general, prepayments increase when general interest rates fall and decrease when general interest rates rise.

o Forward  Rolls.  Each Fund can enter into "forward roll"  transactions  with respect to mortgage-related  securities. In this type of transaction,  a mortgage-related  security is sold to a buyer and simultaneously  agrees to repurchase a similar security at a later date at a set price.

      During the period between the sale and the repurchase, a Fund will not be entitled to receive interest and principal payments on the securities that have been sold. It is possible that the market value of the securities the Fund sells may decline below the price at which the
      Fund is obligated to repurchase securities, or that the counterparty might default in its obligation. A substantial portion of the Fund's assets may be subject to forward roll transactions at any given time.

o Private-Issuer Mortgage-Backed Securities. Each Fund can invest a substantial portion of its assets in mortgage-backed securities issued by private issuers, which do not offer the credit backing of U.S.
      government securities. Primarily these include multi-class debt or pass-through certificates secured by mortgage loans. They may be issued by banks, savings and loans, mortgage bankers and other
      non-governmental issuers. Private issuer mortgage-backed securities are subject to the credit risks of the issuers (as well as the interest rate risks and prepayment risks of CMOs), although in some cases they may be supported by insurance or guarantees.

      If interest rates rise rapidly, prepayments of mortgages (the risks of which are described above) may occur at a slower rate than expected, and the expected maturity of long-term or medium-term mortgage-related securities could lengthen as a result. That could cause their values to fluctuate more, and the prices of a Fund's shares to fall.

Money Market Instruments. The Fund can invest in money market instruments, which include short-term certificates of deposit, bankers' acceptances, commercial paper, U.S. Government obligations, and other debt instruments
(including bonds) issued by corporations. These securities may have variable or floating interest rates. The Fund's investments in commercial paper in general will be limited to paper in the top two rating categories of S&P or
Moody's.

Zero-Coupon and "Stripped" Securities.  Some of the government and corporate debt securities the Fund buys are zero-coupon bonds that pay no interest.
They are issued at a substantial discount from their face value. "Stripped"
securities are the separate income or principal components of a debt security. Some CMOs or other mortgage-related securities may be stripped, with each component having a different proportion of principal or interest payments. One class might receive all the interest and the other all the principal payments.

Zero-coupon and stripped securities are subject to greater fluctuations in price from interest rate changes than interest-bearing securities. Either
Fund may have to pay out the imputed income on zero-coupon securities without receiving the actual cash currently. Interest-only securities are particularly sensitive to changes in interest rates.

The values of interest-only mortgage-related securities are also very sensitive to prepayments of underlying mortgages. Principal-only securities are also sensitive to changes in interest rates. For example, when prepayments decrease, the yields on principal-only securities also decrease.
The market for some of these securities may be limited, making it difficult for each Fund to dispose of its holdings at an acceptable price.

While Balanced Fund has no limits on the amount it can invest in zero-coupon securities, Disciplined Allocation Fund can only invest up to 50% of its total assets in zero-coupon securities issued by either the U.S. government or U.S. companies.

Derivative Investments. In general terms, a derivative investment is an investment contract whose value depends on (or is derived from) the value of an underlying asset, interest rate or index. Options, futures, mortgage-related securities, asset-backed securities and "stripped"
securities are examples of derivatives each Fund can use.

o Credit Derivatives.  Either Fund may enter into credit default swaps, both
      (i) directly and (ii) indirectly in the form of a swap embedded within a structured note, to protect against the risk that a security will default. Each Fund pays a fee to enter into the trade and receives a
      fixed payment during the life of the swap.   If there is a credit
      event, a Fund either delivers the defaulted bond (if a Fund has taken the short position in the credit default swap) or pays the par amount of the defaulted bond (if a Fund has taken the long position in the credit default swap note). Risks of credit default swaps include the cost of paying for credit protection if there are no credit events.

o There are Special Risks in Using Derivative Investments. If the issuer of the derivative does not pay the amount due, a Fund can lose money on the investment. Also, the underlying security or investment on which the derivative is based, and the derivative itself, might not perform the way the Manager expected it to perform. If that happens, a Fund's share prices could decline or a Fund could get less income than expected. Interest rate and stock market changes in the U.S. and abroad may also influence the performance of derivatives.  Some derivative investments held by a Fund may be illiquid. Each Fund has limits on the amount of particular types of derivatives it can hold. However, using derivatives can cause a Fund to lose money on its investment and/or increase the volatility of its share prices.

Hedging.  Each Fund can buy and sell futures contracts, put and call options, swaps, and forward contracts.  These are all referred to as "hedging instruments."  Neither Fund uses hedging instruments for speculative purposes. Each Fund has limits on its use of hedging instruments and is not required to use them in seeking its investment objective.

Each Fund could buy and sell options, futures and forward contracts for a number of purposes. Some of these strategies would hedge each Fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, would tend to increase each Fund's exposure to the securities market. Each Fund may also try to manage its exposure to changing interest rates by using hedging instruments.

There are also special risks in particular hedging strategies. For example, options trading involves the payment of premiums and can increase portfolio turnover. If a covered call written by a Fund is exercised on an investment that has increased in value, each Fund will be required to sell the investment at the call price and will not be able to realize any profit if the investment has increased in value above the call price.

If the Manager used a hedging instrument at the wrong time or judged market conditions incorrectly, the hedge might fail and the strategy could reduce each Fund's return. Each Fund could also experience losses if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market.

Loans of Portfolio Securities. Balanced Fund has entered into a Securities
Lending Agreement with JP Morgan Chase. Under that agreement portfolio securities of Balanced Fund may be loaned to brokers, dealers and other financial institutions.  The Securities Lending Agreement provides that loans must be adequately collateralized and may be made only in conformity with
Balanced Fund's Securities Lending Guidelines, adopted by Balanced Fund's
Board of Trustees. The value of the securities loaned may not exceed 25% of the value of Balanced Fund's net assets.

Convertible Securities. Many convertible securities are a form of debt security, but the Manager regards some of them as "equity substitutes"
because of their feature allowing them to be converted into common stock.
Therefore, their credit ratings have less impact on the Manager's investment decision than in the case of other debt securities. Disciplined Allocation
Fund's investments in convertible securities may include securities rated as low as "B" by Moody's, S&P or Fitch or having comparable ratings by other nationally recognized rating organizations (or, if they are unrated, having comparable ratings assigned by the Manager and subject to each Fund's limitation on investing in unrated securities as stated above). Those ratings are below "investment grade" and the securities are subject to greater risk of default by the issuer than investment-grade securities. Balanced Fund has no restrictions on the grade of convertible securities in may invest in.

"When-Issued" and "Delayed-Delivery" Transactions. Disciplined Allocation
Fund can purchase securities on a "when-issued" basis and can purchase or sell securities on a "delayed-delivery" basis. Between the purchase and settlement, no payment is made for the security and no interest accrues to the buyer from the investment. There is a risk of loss to Disciplined
Allocation Fund if the value of the when-issued security declines prior to the settlement date. No income accrues to Disciplined Allocation Fund on a when-issued security until Disciplined Allocation Fund receives the security on settlement of the trade.

Asset-Backed Securities. Disciplined Allocation Fund can buy asset-backed securities, which are fractional interests in pools of loans collateralized by the loans or other assets or receivables. They are issued by trusts and special purpose corporations that pass the income from the underlying pool to the buyer of the security. These securities are subject to the risk of default by the issuer as well as by the borrowers of the underlying loans in the pool.

Illiquid and Restricted Securities.  Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Restricted securities may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Each Fund will not invest more than 10% of its net assets in illiquid or restricted securities. The Board can increase that limit to 15%.
Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit. The Manager monitors holdings of illiquid securities on an ongoing basis to determine whether to sell any holdings to maintain adequate liquidity.

PORTFOLIO TURNOVER. A change in the securities held by the Funds is known as
"portfolio turnover." The Funds may engage in active and frequent short-term trading to try to achieve their objective and may have a high portfolio turnover rate of over 100% annually. Increased portfolio turnover creates higher brokerage and transaction costs for the Funds (and may reduce performance). However, most of the Funds' portfolio transactions are principal trades that do not entail brokerage fees. If the Funds realize capital gains when they sell their portfolio investments, they must generally pay those gains out to shareholders, increasing their taxable distributions.

TEMPORARY DEFENSIVE AND INTERIM INVESTMENTS. In times of adverse or unstable market, economic or political conditions, each Fund can invest up to 100% of its assets in temporary investments that are inconsistent with each Fund's principal investment strategies.  Generally, they would be short-term U.S.
government securities, high-grade commercial paper, bank obligations or repurchase agreements. Each Fund can also hold these types of securities pending the investment of proceeds from the sale of Fund shares or portfolio securities or to meet anticipated redemptions of Fund shares. To the extent each Fund invests in these securities, it might not achieve its investment objective.

                     INFORMATION ABOUT THE REORGANIZATION

      This is only a  summary  of the  material  terms  of the  Reorganization
Agreement.  You should  read the form of  Reorganization  Agreement,  which is attached as Exhibit A.

How will the Reorganization be carried out?

      If the shareholders of Disciplined Allocation Fund approve the
Reorganization Agreement, the Reorganization will take place after various conditions are satisfied by Disciplined Allocation Fund and Balanced Fund, including delivery of certain documents. The Closing Date is presently scheduled for on or about May 12, 2006 and the "Valuation Date" (which is the business day preceding the Closing Date of the Reorganization) is presently scheduled for on or about May 11, 2006.

      If the shareholders of Disciplined Allocation Fund vote to approve the
Reorganization Agreement, you will receive Class A, Class B, Class C and
Class N shares of Balanced Fund equal in value to the value as of the
Valuation Date of your shares of Disciplined Allocation Fund.  Disciplined
Allocation Fund will then be liquidated and its outstanding shares will be cancelled. The stock transfer books of Disciplined Allocation Fund will be permanently closed at the close of business on the Valuation Date.

      Shareholders of Disciplined Allocation Fund who vote their Class A,
Class B, Class C and Class N shares in favor of the Reorganization will be electing in effect to redeem their shares of Disciplined Allocation Fund at net asset value on the Valuation Date, after Disciplined Allocation Fund subtracts a cash reserve, and reinvest the proceeds in Class A, Class B,
Class C and Class N shares of Balanced Fund at net asset value. The cash reserve is that amount retained by Disciplined Allocation Fund, which is deemed sufficient in the discretion of the Board of Disciplined Allocation
Fund for the payment of Disciplined Allocation Fund's outstanding debts, taxes and expenses of liquidation. The cash reserve will consist of approximately $159,000 in cash. Balanced Fund is not assuming any debts of
Disciplined Allocation Fund except debts for unsettled securities transactions and outstanding dividend and redemption checks. Any debts paid out of the cash reserve will be those debts, taxes or expenses of liquidation incurred by Disciplined Allocation Fund on or before the Closing Date.
Disciplined Allocation Fund will recognize capital gains or losses on any sales of portfolio securities made prior to the Reorganization. The sales of portfolio securities contemplated in the Reorganization are anticipated to be in the ordinary course of business of Disciplined Allocation Fund's activities.

      Under the Reorganization Agreement, within one year after the Closing
Date, Disciplined Allocation Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Balanced Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Disciplined Allocation Fund who were shareholders on the
Valuation Date. The remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of
Disciplined Allocation Fund shares outstanding on the Valuation Date. In order to qualify for this rebate, it is not necessary for a shareholder of
Disciplined Allocation Fund to continue to hold Balanced Fund shares received in the Reorganization. If the Cash Reserve is insufficient to satisfy any of
Disciplined Allocation Fund's liabilities, the Manager will assume responsibility for any such unsatisfied liability. Within one year after the
Closing Date, Disciplined Allocation Fund will complete its liquidation.

      Under the Reorganization Agreement, either Disciplined Allocation Fund or Balanced Fund may abandon and terminate the Reorganization Agreement for any reason and there shall be no liability for damages or other recourse available to the other Fund, provided, however, that in the event that one of the Funds terminates the Reorganization Agreement without reasonable cause, it shall, upon demand, reimburse the other Fund for all expenses, including reasonable out-of-pocket expenses and fees incurred in connection with the
Reorganization Agreement.

      To the extent permitted by law, the Funds may agree to amend the
Reorganization Agreement without shareholder approval. They may also agree to terminate and abandon the Reorganization at any time before or, to the extent permitted by law, after the approval of shareholders of Disciplined
Allocation Fund.

Who will pay the expenses of the Reorganization?

      The cost of printing and mailing this Proxy will be borne by
Disciplined Allocation Fund and is estimated to be approximately $24,000. The
Funds will share equally the cost of the tax opinion. Any documents such as existing prospectuses or annual reports that are included in the proxy mailing or at a shareholder's request will be a cost of the Fund issuing the document. Any other out-of-pocket expenses associated with the Reorganization will be paid by the Funds in the amounts incurred by each. The approximate cost of the Reorganization is $38,000 for Disciplined Allocation Fund and
$14,000 for Balanced Fund.

What are the tax consequences of the Reorganization?

      The Reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1) of the Internal
Revenue Code of 1986, as amended. Based on certain assumptions and representations received from Disciplined Allocation Fund and Balanced Fund, it is expected to be the opinion of Deloitte & Touche LLP that; (i)
shareholders of Disciplined Allocation Fund will not recognize any gain or loss for federal income tax purposes as a result of the exchange of their shares for shares of Balanced Fund; (ii) shareholders of Balanced Fund will not recognize any gain or loss upon receipt of Disciplined Allocation Fund's assets (iii) and the holding period of Balanced Fund shares received in that exchange will include the period that Disciplined Allocation Fund shares were held (provided such shares were held as a capital asset on the Closing Date).
Please see the Agreement and Plan of Reorganization for more details.
      If the tax opinion is not received by the Closing Date, the Fund may still pursue the Reorganization, pending re-solicitation of shareholders and shareholder approval which would delay the reorganization by several months.
In addition, neither Fund is expected to recognize a gain or loss as a direct result of the Reorganization. Although not likely, in the event such a tax opinion is not received, the reorganization may not qualify as a tax-free reorganization.

      Prior to the Valuation Date, Disciplined Allocation Fund may pay a
dividend which will have the effect of distributing to Disciplined Allocation
Fund's shareholders all of Disciplined Allocation Fund's investment company taxable income, if any, for taxable years ending on or prior to the Closing
Date (computed without regard to any deduction for dividends paid) and all of its net capital gains, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). As of Disciplined Allocation Fund's fiscal year ended October
31, 2005, the Fund had $5,050,942 of net capital loss carry-forward available to offset any realized capital gains and thereby reduce the capital gains distributions. Any such dividends will be included in the taxable income of
Disciplined Allocation Fund's shareholders as ordinary income and capital gain, respectively.

      You will continue to be responsible for tracking the purchase cost and holding period of your shares and should consult your tax advisor regarding the effect, if any, of the Reorganization in light of your individual circumstances. You should also consult your tax advisor as to state and local and other tax consequences, if any, of the Reorganization because this discussion only relates to federal income tax consequences.

                        REASONS FOR THE REORGANIZATION

Board Considerations

      At a meeting of the Board of Directors/Trustees of Disciplined
Allocation Fund and Balanced Fund held December 15, 2005, the Board considered whether to approve the proposed Reorganization and reviewed and discussed with the Manager and the Board's independent legal counsel the proposed Reorganization. Information with respect to the Funds' respective investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size also was considered by the Board.

      The Board reviewed information demonstrating that Disciplined
Allocation Fund is a significantly smaller fund with approximately $133.9 million in net assets as of September 29, 2005. In comparison, Balanced Fund had approximately $921.4 million in net assets as of September 29, 2005. The
Board considered that Disciplined Allocation Fund has not seen any significant influx of money into the Fund and the Manager does not expect the assets of the Fund to grow substantially, which might result in decreased fund operating expenses. The Board also considered that Disciplined
Allocation Fund's assets are unlikely to increase substantially in size in the near future, and, as a result, its expense ratios would likely remain the same as fixed expenses are borne by a relatively small fund. Economies of scale realized by the larger, surviving Balanced Fund may benefit shareholders of Disciplined Allocation Fund.

      At that meeting, the Board considered the fact that both Funds have similar investment objectives and are managed by the same team of investment professionals. Additionally, the Board considered that both Funds invest primarily in stocks, corporate bonds, U.S. government securities and money market instruments. Although there is no set allocation of assets among the classes of securities either Fund buys, currently the Funds focus mainly in a variety of equity and debt securities of U.S. and foreign issuers, as well as money market instruments.

      The Board also considered that the procedures for purchases, exchanges and redemptions of shares of both Funds are substantially similar and that both Funds offer the same investor services and options.

      The Board also considered the terms and conditions of the
Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax-free reorganization. The Board concluded that Disciplined Allocation
Fund's participation in the transaction is in the best interests of
Disciplined Allocation Fund and that the Reorganization would not result in a dilution of the interests of existing shareholders of Disciplined Allocation
Fund.

      After consideration of the above factors, and such other factors and information as the Board of Disciplined Allocation Fund deemed relevant, the
Board, including the Directors who are not "interested persons" (as defined in the Investment Company Act) of either Disciplined Allocation Fund or the
Manager (the "Independent Trustees"), unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval by the shareholders of Disciplined Allocation Fund. The Board also determined that the Reorganization was in the best interests of Balanced Fund and its shareholders and that no dilution would result to those shareholders.
Balanced Fund shareholders do not vote on the Reorganization. The Board on behalf of Balanced Fund, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement.

      Neither Funds' Board members are required to attend the meeting nor do they plan to attend the meeting.

      For the reasons discussed above, the Board, on behalf of Disciplined
Allocation Fund, recommends that you vote FOR the Reorganization Agreement.
If shareholders of Disciplined Allocation Fund do not approve the
Reorganization Agreement, the Reorganization will not take place.

What should I know about Class A, Class B, Class C and Class N Shares of
Balanced Fund?

      Upon consummation of the Reorganization, Class A, Class B, Class C and
Class N shares of Balanced Fund will be distributed to shareholders of Class
A, Class B, Class C and Class N shares of Disciplined Allocation Fund, respectively, in connection with the Reorganization. The shares of Balanced
Fund will be recorded electronically in each shareholder's account. Balanced
Fund will then send a confirmation to each shareholder. Shareholders of
Disciplined Allocation Fund holding certificates representing their shares will not be required to surrender their certificates in connection with the reorganization. However, former shareholders of Disciplined Allocation Fund whose shares are represented by outstanding share certificates will not be allowed to redeem or exchange shares of Balanced Fund they receive in the
Reorganization until the exchanged Disciplined Allocation Fund certificates have been returned to the Transfer Agent.

      Each share will be fully paid and non-assessable when issued, will have no preemptive or conversion rights and will be transferable on the books of
Balanced Fund. Balanced Fund's Declaration of Trust contains an express disclaimer of shareholder or Trustee liability for the Fund's obligations, and provides for indemnification and reimbursement of expenses out of its property for any shareholder held personally liable for its obligations.
Neither Fund permits cumulative voting.

WHAT ARE THE FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS?

      Both Disciplined Allocation Fund and Balanced Fund have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the
Funds.  Please see the Statement of Additional Information for each Fund for descriptions of those investment restrictions, which are incorporated by reference into the Statement of Additional Information dated March 1, 2006 related to this Reorganization.

OTHER COMPARISONS BETWEEN THE FUNDS

      The description of certain other key features of the Funds below is supplemented by Balanced Fund's Prospectus and Statement of Additional
Information, which are incorporated by reference.

Management of the Funds

      Each Fund is governed by the same Board of Trustees, which is responsible for protecting the interests of each Fund's shareholders under either Maryland law or Massachusetts law, as applicable, and other applicable laws.  For a listing of the Balanced Fund's Board of Trustees and biographical information, please refer to the Statement of Additional
Information to this Prospectus and Proxy Statement.

Investment Management and Fees

      The day-to-day management of the business and affairs of each Fund is the responsibility of the Manager.  Pursuant to each Fund's investment advisory agreement, the Manager acts as the investment advisor for both
Funds, manages the assets of both Funds and makes their respective investment decisions.  The Manager employs the Funds' portfolio managers.  Christopher
Leavy and Emmanuel Ferreira, supported by other members of the Manager's value portfolio team are primarily responsible for the day-to-day management of the equity portion of Disciplined Allocation Fund's investments. Angelo
Manioudakis, supported by other members of the Manager's high grade fixed-income team are primarily responsible for the day-to-day management of the fixed-income portion of Disciplined Allocation Fund's investments.
Christopher Leavy and Emmanuel Ferreira, supported by other members of the
Manager's value portfolio team are primarily responsible for the day-to-day management of the equity portion of Balanced Fund's investments. Angelo
Manioudakis, supported by other members of the Manager's high grade fixed-income team are primarily responsible for the day-to-day management of the fixed-income portion of Balanced Fund's investments.

      Both Funds obtain investment management services from the Manager according to the terms of management agreements that are substantially similar although Balanced Fund's management fee rates were higher than those of Disciplined Allocation Fund during the Funds' last completed fiscal year.
The chart below shows the current contractual management fee schedule for each of the Funds.  While Disciplined Allocation Fund has a lower management fee than Balanced Fund, the total operating expenses for Balanced Fund are lower than Disciplined Allocation Fund.

---------------------------------------------------------------
Disciplined Allocation Fund(1)   Balanced Fund(1)
---------------------------------------------------------------
---------------------------------------------------------------
0.625% of the first $300         0.75% of the first $200
million of average annual net    million of average annual
assets of the Fund, 0.500% of    net assets of the Fund,
the next $100 million, and       0.72% of the next $200
0.450% of average annual net     million, 0.69% of the next
assets in excess of $400         $200 million, 0.66% of the
million.                         next $200 million, 0.60% of
                                 the next $700 million, and
                                 0.58% of average annual net
                                 assets in excess of $1.5
                                 billion.
---------------------------------------------------------------
1. Based on average annual net assets of the respective Fund.

      The advisory agreements require the Manager, at its expense, to provide the Funds with adequate office space, facilities and equipment. The agreements also require the Manager to provide and supervise the activities of all administrative and clerical personnel required to provide effective administration for the Funds. Those responsibilities include the compilation and maintenance of records with respect to their operations, the preparation and filing of specified reports, and composition of proxy materials and registration statements for continuous public sale of shares of the Funds.

      Each Fund pays expenses not expressly assumed by the Manager under the advisory agreement. The advisory agreements list examples of expenses paid by each Fund. The major categories relate to interest, taxes, brokerage commissions, fees to Independent Trustees, legal and audit expenses, custodian bank and transfer agent expenses, share issuance costs, certain printing and registration costs, and non-recurring expenses, including litigation costs.

      Both investment advisory agreements generally provide that in the absence of willful misfeasance, bad faith, gross negligence in the performance of its duties or reckless disregard of its obligations and duties under the investment advisory agreement, the Manager is not liable for any loss sustained by reason of good faith errors or omissions in connection with any matters to which the agreement(s) relate.

      The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior officers of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies.
The Manager has been an investment advisor since January 1960. The Manager
(including subsidiaries and an affiliate) managed more than $200 billion in assets as of December 31, 2005, including other Oppenheimer funds with more than 6 million shareholder accounts. The Manager is located at 225 Liberty
Street, 11th Floor, New York, New York 10281-1008.

Distribution Services

      OppenheimerFunds Distributor, Inc. (the "Distributor") acts as the principal underwriter in a continuous public offering of shares of the Funds, but is not obligated to sell a specific number of shares.  Both Funds have adopted a Service Plan and Agreement under Rule 12b-1 of the Investment
Company Act for their Class A shares. The Service Plan provides for the reimbursement to the Distributor for a portion of its costs incurred in connection with the services provided to accounts that hold Class A shares of the respective Funds. Under the Class A Service Plans, reimbursement is made at a rate of up to 0.25% of average annual net assets of Class A shares of the respective Funds. The Distributor currently uses the fees it receives from the Funds to pay dealers, brokers and other financial institutions (they are referred to as "recipients") for personal services and account maintenance services they provide for their customers that hold Class A shares of the respective Funds.

      Both Funds have adopted Distribution and Service Plans and Agreements under Rule 12b-1 of the Investment Company Act for Class B, Class C and Class
N shares. These plans compensate the Distributor for its services and costs in connection with the distribution of Class B, Class C and Class N shares and for servicing shareholder accounts. Under the plans, the Funds pay the
Distributor an annual asset-based sales charge of 0.75% on Class B and Class
C shares and 0.25% on Class N shares. The Distributor also receives a service fee of 0.25% per year under the Class B, Class C and Class N plans.

      The asset-based sales charge and service fees increase Class B and
Class C expenses by 1.0% and increase Class N expenses by 0.50% of the net assets per year of the respective class. Because these fees are paid out of the Funds' assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.

      The Distributor uses the service fees to compensate dealers for providing personal services for accounts that hold Class B, Class C or Class
N shares. The Distributor normally pays the 0.25% service fees to dealers in advance for the first year after the shares are sold by the dealer. After the shares have been held for a year, the Distributor pays the service fees to dealers on a periodic basis.

      The Manager and the Distributor, in their discretion, also may pay dealers or other financial intermediaries and service providers for distribution and/or shareholder servicing activities. These payments are made out of the Manager's and/or the Distributor's own resources, including from the profits derived from the advisory fees the Manager receives from a
 Fund. These cash payments, which may be substantial, are paid to many firms having business relationships with the Manager and Distributor. These payments are in addition to any distribution fees, servicing fees, or transfer agency fees paid directly or indirectly by a Fund to these financial intermediaries and any commissions the Distributor pays to these firms out of the sales charges paid by investors. These payments by the
 Manager or Distributor from their own resources are not reflected in the Pro
 Forma Fee Tables contained in this Prospectus and Proxy Statement because they are not paid by either Fund.

     "Financial intermediaries" are firms that offer and sell Fund shares to their clients, or provide shareholder services to each Fund, or both, and receive compensation for doing so. Your securities dealer or financial adviser, for example, is a financial intermediary, and there are other types of financial intermediaries that receive payments relating to the sale or servicing of each Fund's shares. In addition to dealers, the financial intermediaries that may receive payments include sponsors of fund
"supermarkets," sponsors of fee-based advisory or wrap fee programs, sponsors of college and retirement savings programs, banks and trust companies offering products that hold fund shares, and insurance companies that offer variable annuity or variable life insurance products.

     In general, these payments to financial intermediaries can be categorized as "distribution-related" or "servicing" payments. Payments for distribution-related expenses, such as marketing or promotional expenses, are often referred to as "revenue sharing." Revenue sharing payments may be made on the basis of the sales of shares attributable to that dealer, the average net assets of a Fund and other Oppenheimer funds attributable to the accounts of that dealer and its clients, negotiated lump sum payments for distribution services provided, or sales support fees. In some circumstances, revenue sharing payments may create an incentive for a dealer or financial intermediary or its representatives to recommend or offer shares of a Fund or other Oppenheimer funds to its customers. These payments also may give an intermediary an incentive to cooperate with the Distributor's marketing efforts. A revenue sharing payment may, for example, qualify the Fund for preferred status with the intermediary receiving the payment or provide representatives of the Distributor with access to representatives of the intermediary's sales force, in some cases on a preferential basis over funds of competitors. Additionally, as firm support, the Manager or Distributor may reimburse expenses related to educational seminars and "due diligence" or training meetings (to the extent permitted by applicable laws or the rules of the NASD) designed to increase sales representatives' awareness about
Oppenheimer funds, including travel and lodging expenditures. However, the
Manager does not consider a financial intermediary's sale of shares of a Fund or other Oppenheimer funds when selecting brokers or dealers to effect portfolio transactions for the funds.

     Various factors are used to determine whether to make revenue sharing payments. Possible considerations include, without limitation, the types of services provided by the intermediary, sales of fund shares, the redemption rates on accounts of clients of the intermediary or overall asset levels of
Oppenheimer funds held for or by clients of the intermediary, the willingness of the intermediary to allow the Distributor to provide educational and training support for the intermediary's sales personnel relating to the
Oppenheimer funds, the availability of the Oppenheimer funds on the intermediary's sales system, as well as the overall quality of the services provided by the intermediary and the Manager or Distributor's relationship with the intermediary. The Manager and Distributor have adopted guidelines for assessing and implementing each prospective revenue sharing arrangement.
To the extent that financial intermediaries receiving distribution-related payments from the Manager or Distributor sell more shares of the Oppenheimer funds or retain more shares of the funds in their client accounts, the
Manager and Distributor benefit from the incremental management and other fees they receive with respect to those assets.

     Payments may also be made by the Manager, the Distributor or the
Transfer Agent to financial intermediaries to compensate or reimburse them for administrative or other client services provided such as sub-transfer agency services for shareholders or retirement plan participants, omnibus accounting or sub-accounting, participation in networking arrangements, account set-up, recordkeeping and other shareholder services. Payments may also be made for administrative services related to the distribution of Fund shares through the intermediary. Firms that may receive servicing fees include retirement plan administrators, qualified tuition program sponsors, banks and trust companies, and others. These fees may be used by the service provider to offset or reduce fees that would otherwise be paid directly to them by certain account holders, such as retirement plans.

      The Statement of Additional Information contains more information about revenue sharing and service payments made by the Manager or the Distributor.
Your dealer may charge you fees or commissions in addition to those disclosed in this Prospectus and Proxy Statement. You should ask your dealer or financial intermediary for details about any such payments it receives from the Manager or the Distributor and their affiliates, or any other fees or expenses it charges.

Transfer Agency and Custody Services

      Both Funds receive shareholder accounting and other clerical services from OppenheimerFunds Services, a division of the Manager, in its capacity as transfer agent and dividend paying agent. It acts on an annual per-account fee basis for both Funds. The terms of the transfer agency agreement for both
Funds, and of a voluntary undertaking to limit transfer agent fees (to 0.35%
per fiscal year for each class of both Funds) are substantially similar.
Citibank, N.A., located at 388 Greenwich Street, New York, New York, 10013, and JP Morgan Chase Bank, located at 4 Chase Metro Tech Center, Brooklyn, NY
11245, respectively, act as custodian of the securities and other assets of
Disciplined Allocation Fund and Balanced Fund, respectively.

Shareholder Rights

      Disciplined Allocation Fund is a series of Oppenheimer Series Fund,
Inc. and is organized as a Maryland corporation, Balanced Fund is organized as a Massachusetts business trust. The Funds are not required to, and do not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the Investment Company Act.

Under the Investment Company Act, the Funds are required to hold a shareholder meeting if, among other reasons, the numbers of
Directors/Trustees elected by shareholders is less than a majority of the total number of Directors/Trustees, or if they seek to change a fundamental investment policy. The Trustees of Balanced Fund will call a meeting of shareholders to vote on the removal of a Trustee upon the written request of the record holders of 10% of its outstanding shares. If the Trustees receive a request from at least 10 shareholders stating that they wish to communicate with other shareholders to request a meeting to remove a Trustee, the
Trustees will then either make the Fund's shareholder list available to the applicants or mail their communication to all other shareholders at the applicants' expense. The shareholders making the request must have been shareholders for at least six months and must hold shares of the Fund valued at $25,000 or more or constituting at least 1% of the Fund's outstanding shares. The Trustees may also take other action as permitted by the
Investment Company Act.

                              VOTING INFORMATION

How do I vote?

      Please take a few moments to complete your proxy ballot promptly. You may vote your shares by completing and signing the enclosed proxy ballot(s)
and mailing the proxy ballot(s) in the postage paid envelope provided.  You also may vote your shares by telephone or via the internet by following the instructions on the attached proxy ballot(s) and accompanying materials.  You may cast your vote by attending the Meeting in person if you are a record owner.

      If you need assistance, have any questions regarding the Proposal or need a replacement proxy ballot, you may contact us toll-free at
1-800-225-5677 (1-800-CALL-OPP).  Any proxy given by a shareholder, whether in writing, by telephone or via the internet, is revocable as described below under the paragraph titled "Revoking a Proxy".

      If you simply sign and date the proxy but give no voting instructions, your shares will be voted in favor of the Reorganization Agreement.

Telephone Voting

      Please have the proxy ballot in hand and call the number on the enclosed materials and follow the instructions.  After you provide your voting instructions, those instructions will be read back to you and you must confirm your voting instructions before ending the telephone call.  The voting procedures used in connection with telephone voting are designed to reasonably authenticate the identity of shareholders, to permit shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded.

      As the Special Meeting date approaches, certain shareholders may receive telephone calls from a representative of the solicitation firm (if applicable) if their vote has not yet been received.  Authorization to permit the solicitation firm to execute proxies may be obtained by telephonic instructions from shareholders of Disciplined Allocation Fund.  Proxies that are obtained telephonically will be recorded in accordance with the procedures discussed herein.  These procedures have been designed to reasonably ensure that the identity of the shareholder providing voting instructions is accurately determined and that the voting instructions of the shareholder are accurately recorded.

      In all cases where a telephonic proxy is solicited, the solicitation firm representative is required to ask for each shareholder's full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation) and to confirm that the shareholder has received the Proxy Statement and ballot.  If the information solicited agrees with the information provided to the solicitation firm, the solicitation firm representative has the responsibility to explain the process, read the proposal listed on the proxy ballot, and ask for the shareholder's instructions on such proposal.  The solicitation firm representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote.  The solicitation firm representative may read any recommendation set forth in the Proxy Statement.
The solicitation firm representative will record the shareholder's instructions.  Within 72 hours, the shareholder will be sent a confirmation of his or her vote asking the shareholder to call the solicitation firm immediately if his or her instructions are not correctly reflected in the confirmation.  For additional information, see also the section below titled
"Solicitation of Proxies".

Internet Voting

      You also may vote over the internet by following the instructions in the enclosed materials.  You will be prompted to enter the control number on the enclosed proxy ballot. Follow the instructions on the screen, using your proxy ballot as a guide.

Who is entitled to vote and how are votes counted?

      Shareholders of record of Disciplined Allocation Fund at the close of business on January 20, 2006 (the "record date") will be entitled to vote at the Meeting. On January 20, 2006, there were 8,834,073.73 outstanding shares of Disciplined Allocation Fund, consisting of 7,282,124.579 Class A shares,
824,379.304 Class B shares, 603,416.760 Class C shares and 124,153.087 Class
N shares.  Each shareholder will be entitled to one vote for each full share, and a fractional vote for each fractional share of Disciplined Allocation
Fund held on the Record Date.

      The individuals named as proxies on the proxy ballots (or their substitutes) will vote according to your directions if your proxy ballot is received and properly executed, or in accordance with the instructions you provide if you vote by telephone, internet or mail.  You may direct the proxy holders to vote your shares on the proposal by checking the appropriate box
"FOR" or "AGAINST", or instruct them not to vote those shares on the proposal by checking the "ABSTAIN" box.

Quorum and Required Vote

The presence in person or by proxy of a majority of Disciplined Allocation
Fund's shares outstanding and entitled to vote constitutes a quorum.  Shares whose proxies reflect an abstention on the proposal are counted as shares present and entitled to vote for purposes of determining whether the required quorum of shares exists for the Proposal.  However, because of the need to obtain a vote of a majority of the shares outstanding and entitled to vote, abstentions will have the same effect as a vote "against" the Proposal.  In the absence of a quorum, the shareholders present or represented by proxy and entitled to vote thereat have the power to adjourn the meeting from time to time without further notice.

      The affirmative vote of the holders of a majority of the shares of
Disciplined Allocation Fund outstanding and entitled to vote is necessary to approve the Reorganization Agreement and the transactions contemplated thereby. Balanced Fund shareholders do not vote on the Reorganization.

      In absence of a quorum or if a quorum is present but sufficient votes to approve the Proposal are not received by the date of the Meeting, the persons named in the enclosed proxy (or their substitutes) may propose and approve one or more adjournments of the Meeting to permit further solicitation of proxies.  All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned.  The persons named as proxies on the proxy ballots (or their substitutes) will vote the Shares present in person or by proxy (including broker non-votes and abstentions) in favor of such an adjournment if they determine additional solicitation is warranted and in the interests of the Fund's shareholders.

Solicitation of Proxies

      Broker-dealer firms, banks, custodians, nominees and other fiduciaries may be required to forward soliciting material to the beneficial owners of the shares of record on behalf of Disciplined Allocation Fund and to obtain authorization for the execution of proxies.  For those services, they will be reimbursed by the Fund for their reasonable expenses incurred in connection with the proxy solicitation to the extent the Fund would have directly borne those expenses.

      In addition to solicitations by mail, solicitations may be conducted by telephone or email including by a proxy solicitation firm hired at
Disciplined Allocation Fund's expense. If a proxy solicitation firm is hired, it is anticipated that the cost to Disciplined Allocation Fund of engaging a proxy solicitation firm would not exceed $7,500, plus the additional costs which would be incurred in connection with contacting those shareholders who have not voted, in the event of a need for re-solicitation of votes.
Currently, if the Manager determines to retain the services of a proxy solicitation firm on behalf of the Fund, the Manager anticipates retaining
Computershare Fund Services.  Any proxy solicitation firm engaged by the
Fund, among other things, will be: (i) required to maintain the confidentiality of all shareholder information; (ii) prohibited from selling or otherwise disclosing shareholder information to any third party; and (iii)
required to comply with applicable telemarketing laws.

Voting By Broker-Dealers

      Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer does not have discretionary power ("broker non-vote") to vote such street account shares on the Proposal under applicable stock exchange rules.  This "broker non-vote" occurs when a proxy is received from a broker and the broker does not have discretionary authority to vote the shares on that matter.  Broker non-votes will not be counted as present nor entitled to vote for purposes of determining a quorum nor will they be counted as votes "for" or "against" the Proposal.  Beneficial owners of street account shares cannot vote at the meeting.  Only record owners may vote at the meeting.

Voting by the Trustee for OppenheimerFunds-Sponsored Retirement Plans

      Shares held in OppenheimerFunds-sponsored retirement accounts for which votes are not received as of the last business day before the Meeting Date, will be voted by the trustee for such accounts in the same proportion as
Shares for which voting instructions from the Fund's other shareholders have been timely received.

Revoking a Proxy

      You may revoke a previously granted proxy at any time before it is exercised by: (1) delivering a written notice to the Fund expressly revoking your proxy, (2) signing and sending to the Fund a later-dated proxy, (3)
telephone or internet or (4) attending the Meeting and casting your votes in person if you are a record owner. Please be advised that the deadline for revoking your proxy by telephone or the internet is 3:00 p.m., Eastern Time, on the last business day before the Meeting.

What other matters will be voted upon at the Meeting?

      The Board of Directors of Disciplined Allocation Fund does not intend to bring any matters before the Meeting other than those described in this
Prospectus and Proxy Statement. Neither the Board nor the Manager is aware of any other matters to be brought before the Meeting by others. Matters not known at the time of the solicitation may come before the Meeting.  The proxy as solicited confers discretionary authority with respect to such matters that might properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Shareholder Proposals

      The Funds are not required and do not intend to hold shareholder meetings on a regular basis.  Special meetings of shareholders may be called from time to time by either a Fund or the shareholders (for certain matters and under special conditions described in the Funds' Statements of Additional
Information).  Under the proxy rules of the SEC, shareholder proposals that meet certain conditions may be included in a fund's proxy statement for a particular meeting.  Those rules currently require that for future meetings, the shareholder must be a record or beneficial owner of Fund shares either
(i) with a value of at least $2,000 or (ii) in an amount representing at least 1% of the Fund's securities to be voted, at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held.  Another requirement relates to the timely receipt by a Fund of any such proposal. Under those rules, a proposal must have been submitted a reasonable time before the Fund began to print and mail this Proxy Statement in order to be included in this
Proxy Statement.  A proposal submitted for inclusion in a Fund's proxy material for the next special meeting after the meeting to which this Proxy
Statement relates must be received by the Fund a reasonable time before the
Fund begins to print and mail the proxy materials for that meeting. Notice of shareholder proposals to be presented at the Meeting must have been received within a reasonable time before the Fund began to mail this Proxy Statement.
The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy materials because there are other requirements under the proxy rules for such inclusion.

Shareholder Communications to the Board

      Shareholders who desire to communicate generally with the Board should address their correspondence to the Board of Directors/Trustees of the applicable Fund and may submit their correspondence by mail to the Fund at
6803 South Tucson Way, Centennial, CO 80112, attention Secretary of the Fund;
and if the correspondence is intended for a particular Director/Trustee, the shareholder should so indicate.

Reports to Shareholders and Financial Statements

      To avoid sending duplicate copies of materials to households, the Funds mail only one copy of each report to shareholders having the same last name and address on the Funds' records.  The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expenses.

      If you want to receive multiple copies of these materials or request householding in the future, you may call the transfer agent at
1.800.647.7374.  You may also notify the transfer agent in writing at 6803
South Tucson Way, Centennial, Colorado 80112.  Individual copies of prospectuses and reports will be sent to you within 30 days after the transfer agent receives your request to stop householding.

       ADDITIONAL INFORMATION ABOUT DISCIPLINED ALLOCATION FUND AND BALANCED
                                     FUND

      Both Funds also file proxy materials, proxy voting reports and other information with the SEC in accordance with the informational requirements of the Securities and Exchange Act of 1934 and the Investment Company Act. These
materials can be inspected and copied at: the SEC's Public Reference Room in
Washington, D.C. (Phone: 1.202.942.8090) or the EDGAR database on the SEC's website at www.sec.gov. Copies may be obtained upon payment of a duplicating fee by electronic request at the SEC's e-mail address: publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, D.C.
20549-0102.

Pending Litigation

      A consolidated amended complaint has been filed as putative derivative and class actions against the Manager, Distributor and Transfer Agent, as well as 51 of the Oppenheimer funds (collectively the "funds") including the
Funds, 30 present and former Directors or Trustees and 8 present and former officers of certain of the funds. This complaint, initially filed in the U.S.
District Court for the Southern District of New York on January 10, 2005 and
amended on March 4, 2005, consolidates into a single action and amends six individual previously-filed putative derivative and class action complaints.
Like those prior complaints, the complaint alleges that the Manager charged excessive fees for distribution and other costs, improperly used assets of the funds in the form of directed brokerage commissions and 12b-1 fees to pay brokers to promote sales of the funds, and failed to properly disclose the use of fund assets to make those payments in violation of the Investment
Company Act of 1940 and the Investment Advisers Act of 1940. Also, like those prior complaints, the complaint further alleges that by permitting and/or participating in those actions, the Directors/Trustees and the officers breached their fiduciary duties to Fund shareholders under the Investment
Company Act and at common law.  The complaint seeks unspecified compensatory and punitive damages, rescission of the funds' investment advisory agreements, an accounting of all fees paid, and an award of attorneys' fees and litigation expenses.

       The defendants believe the claims asserted in these lawsuits to be without merit, and intend to defend the suits vigorously. The Manager and the
Distributor do not believe that the pending actions are likely to have a material adverse effect on the Funds or on their ability to perform their respective investment advisory or distribution agreements with the Funds.

Principal Shareholders

      As of January 31, 2006, the officers and Directors of Disciplined
Allocation Fund as a group and of Balanced Fund as a group, owned less than
1% of the outstanding voting shares of any class of their respective Fund. As of January 31, 2006, the only persons who owned of record or were known by
Disciplined Allocation Fund or Balanced Fund to own beneficially 5% or more of any class of the outstanding shares of that respective Fund are listed in
Exhibit B.

                        EXHIBITS TO THE COMBINED PROXY
                           STATEMENT AND PROSPECTUS

Exhibit

A  Agreement and Plan of Reorganization between Oppenheimer Disciplined
   Allocation Fund and Oppenheimer Balanced Fund

B  Principal Shareholders

                                     A-1
                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION

      AGREEMENT  AND  PLAN OF  REORGANIZATION  (the  "Agreement")  dated as of
December 15, 2005 by and between  Oppenheimer  Disciplined  Allocation Fund, a series of Oppenheimer  Series Fund, Inc.  ("Disciplined  Allocation  Fund"), a
Maryland  corporation  and  Oppenheimer  Balanced Fund  ("Balanced  Fund"),  a
Massachusetts business trust.

                             W I T N E S S E T H:

      WHEREAS,  the  parties are each  open-end  investment  companies  of the management type; and

      WHEREAS,  the parties  hereto  desire to provide for the  reorganization pursuant  to  Section  368(a)(1)  of the  Internal  Revenue  Code of 1986,  as
amended (the "Code"),  of Disciplined  Allocation Fund through the acquisition by Balanced Fund of substantially all of the assets of Disciplined  Allocation
Fund in exchange for the voting  shares of beneficial  interest  ("shares") of
Class  A,  Class  B,  Class C and  Class N  shares  of  Balanced  Fund and the assumption by Balanced Fund of certain  liabilities of Disciplined  Allocation
Fund,  which Class A, Class B, Class C and Class N shares of Balanced Fund are to be distributed by Disciplined  Allocation Fund pro rata to its shareholders
in  complete   liquidation  of  Disciplined   Allocation   Fund  and  complete
cancellation of its shares;

      NOW,   THEREFORE,   in  consideration  of  the  mutual  promises  herein
contained, the parties hereto agree as follows:

   1.       The  parties  hereto  hereby  adopt  this  Agreement  and  Plan of
Reorganization (the "Agreement")  pursuant to Section 368(a)(1) of the Code as follows:  The reorganization  will be comprised of the acquisition by Balanced
Fund of  substantially  all of the assets of  Disciplined  Allocation  Fund in exchange  for Class A,  Class B, Class C and Class N shares of  Balanced  Fund and the  assumption by Balanced  Fund of certain  liabilities  of  Disciplined
Allocation Fund,  followed by the distribution of such Class A, Class B, Class
C and Class N shares of  Balanced  Fund to the Class A,  Class B,  Class C and
Class N  shareholders  of  Disciplined  Allocation  Fund in exchange for their
Class A, Class B, Class C and Class N shares of Disciplined  Allocation  Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

      The  share  transfer  books  of  Disciplined  Allocation  Fund  will  be permanently  closed  at the  close  of  business  on the  Valuation  Date  (as hereinafter  defined) and only redemption  requests received in proper form on or prior to the close of business on the Valuation  Date shall be fulfilled by
Disciplined  Allocation  Fund;  redemption  requests  received by  Disciplined
Allocation  Fund  after  that  date  shall  be  treated  as  requests  for the
redemption  of  the  shares  of  Balanced  Fund  to  be   distributed  to  the
shareholder in question as provided in Section 5 hereof.

   2. On the  Closing  Date (as  hereinafter  defined),  all of the  assets of
Disciplined  Allocation Fund on that date, excluding a cash reserve (the "cash reserve") to be retained by  Disciplined  Allocation  Fund  sufficient  in its discretion  for the payment of the expenses of Disciplined  Allocation  Fund's dissolution and its liabilities,  but not in excess of the amount contemplated by Section 10E,  shall be delivered as provided in Section 8 to Balanced Fund, in exchange for and against  delivery to  Disciplined  Allocation  Fund on the
Closing  Date of a number of Class A,  Class B,  Class C and Class N shares of
Balanced  Fund,  having an aggregate net asset value equal to the value of the assets of Disciplined Allocation Fund so transferred and delivered.

   3. The net asset  value of Class A,  Class B, Class C and Class N shares of
Balanced Fund and the value of the assets of  Disciplined  Allocation  Fund to be  transferred  shall in each case be  determined as of the close of business of The New York Stock Exchange on the Valuation  Date. The  computation of the net  asset  value of the  Class  A,  Class B,  Class C and  Class N shares  of
Balanced  Fund  and the  Class  A,  Class B,  Class C and  Class N  shares  of
Disciplined  Allocation Fund shall be done in the manner used by Balanced Fund and Disciplined Allocation Fund, respectively,  in the computation of such net asset  value  per  share as set forth in their  respective  prospectuses.  The methods  used by  Balanced  Fund in such  computation  shall be applied to the valuation of the assets of  Disciplined  Allocation  Fund to be transferred to
Balanced Fund.

      Disciplined  Allocation Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which,  together with all previous
such  dividends,   shall  have  the  effect  of  distributing  to  Disciplined
Allocation   Fund's   shareholders  all  of  Disciplined   Allocation   Fund's
investment  company taxable income for taxable years ending on or prior to the
Closing Date (computed  without  regard to any dividends  paid) and all of its net capital gain, if any,  realized in taxable years ending on or prior to the
Closing Date (after reduction for any capital loss carry-forward).

   4. The   closing   (the   "Closing")   shall   be   at   the   offices   of
OppenheimerFunds,  Inc.  (the  "Agent"),  6803 S Tucson  Way,  Centennial,  CO
80112,  on such time or such other place as the parties  may  designate  or as provided  below (the "Closing  Date").  The business day preceding the Closing
Date is herein referred to as the "Valuation Date."

      In the event that on the  Valuation  Date either party has,  pursuant to the  Investment  Company Act of 1940,  as amended  (the  "Act"),  or any rule, regulation  or order  thereunder,  suspended  the  redemption of its shares or postponed  payment  therefore,  the Closing Date shall be postponed  until the first  business  day  after  the date  when  both  parties  have  ceased  such suspension or postponement;  provided,  however, that if such suspension shall continue  for a period of 60 days beyond the  Valuation  Date,  then the other party to the Agreement  shall be permitted to terminate the Agreement  without liability to either party for such termination.

   5. In  conjunction  with the  Closing,  Disciplined  Allocation  Fund shall distribute on a pro rata basis to the  shareholders of Disciplined  Allocation
Fund as of the Valuation  Date Class A, Class B, Class C and Class N shares of
Balanced Fund received by Disciplined  Allocation  Fund on the Closing Date in
exchange  for  the  assets  of   Disciplined   Allocation   Fund  in  complete
liquidation   of  Disciplined   Allocation   Fund;  for  the  purpose  of  the
distribution  by Disciplined  Allocation Fund of Class A, Class B, Class C and
Class  N  shares  of   Balanced   Fund  to   Disciplined   Allocation   Fund's
shareholders,  Balanced  Fund will promptly  cause its transfer  agent to: (a)
credit an  appropriate  number of Class A, Class B, Class C and Class N shares of  Balanced  Fund on the books of  Balanced  Fund to each  Class A,  Class B,
Class C and Class N shareholder of Disciplined  Allocation  Fund in accordance
with  a  list  (the  "Shareholder   List")  of  Disciplined   Allocation  Fund
shareholders  received from  Disciplined  Allocation  Fund; and (b) confirm an appropriate  number  of  Class  A,  Class B,  Class C and  Class N  shares  of
Balanced  Fund to each Class A, Class B,  Class C and Class N  shareholder  of
Disciplined Allocation Fund.

      The Shareholder List shall indicate,  as of the close of business on the
Valuation  Date,  the name and  address  of each  shareholder  of  Disciplined
Allocation Fund, indicating his or her share balance.  Disciplined  Allocation
Fund agrees to supply the  Shareholder  List to  Balanced  Fund not later than
the  Closing  Date.   Shareholders  of  Disciplined  Allocation  Fund  holding
certificates  representing  their  shares  shall not be required to  surrender their  certificates  to anyone in connection  with the  reorganization.  After the Closing  Date,  however,  it will be necessary  for such  shareholders  to surrender  their  certificates  in order to  redeem,  transfer  or pledge  the shares of Balanced Fund which they received.

   6. Within one year after the  Closing  Date,  Disciplined  Allocation  Fund shall (a) either pay or make  provision for payment of all of its  liabilities and taxes,  and (b)  either  (i)  transfer  any  remaining  amount of the cash reserve  to  Balanced  Fund,  if such  remaining  amount  (as  reduced  by the estimated  cost  of  distributing  it to  shareholders)  is not  material  (as defined below) or (ii)  distribute such remaining  amount to the  shareholders of Disciplined  Allocation Fund on the Valuation  Date. Such remaining  amount shall  be  deemed  to be  material  if the  amount  to be  distributed,  after deduction of the  estimated  expenses of the  distribution,  equals or exceeds one  cent  per  share  of  Disciplined  Allocation  Fund  outstanding  on  the
Valuation Date.

   7. Prior to the  Closing  Date,  there  shall be  coordination  between the parties  as to  their  respective  portfolios  so  that,  after  the  Closing,
Balanced Fund will be in compliance  with all of its  investment  policies and restrictions.  At the Closing,  Disciplined  Allocation  Fund shall deliver to
Balanced Fund two copies of a list setting forth the securities  then owned by
Disciplined   Allocation  Fund.   Promptly  after  the  Closing,   Disciplined
Allocation  Fund  shall  provide  Balanced  Fund  a  list  setting  forth  the respective federal income tax bases thereof.

   8. Portfolio  securities or written evidence acceptable to Balanced Fund of record  ownership  thereof by The  Depository  Trust  Company  or through  the
Federal  Reserve  Book  Entry  System  or any  other  depository  approved  by
Disciplined  Allocation  Fund  pursuant to Rule 17f-4 and Rule 17f-5 under the
Act shall be endorsed and delivered,  or  transferred by appropriate  transfer or assignment  documents,  by Disciplined  Allocation Fund on the Closing Date
to Balanced Fund, or at its direction,  to its custodian  bank, in proper form for  transfer in such  condition as to  constitute  good  delivery  thereof in accordance  with  the  custom  of  brokers  and  shall be  accompanied  by all necessary  state transfer  stamps,  if any. The cash delivered shall be in the form of  certified  or bank  cashiers'  checks or by bank  wire or  intra-bank transfer  payable to the order of  Balanced  Fund for the  account of Balanced
Fund.  Class  A,  Class  B,  Class  C and  Class N  shares  of  Balanced  Fund representing  the  number of Class A,  Class B,  Class C and Class N shares of
Balanced Fund being  delivered  against the assets of  Disciplined  Allocation
Fund,  registered  in the  name  of  Disciplined  Allocation  Fund,  shall  be transferred to Disciplined  Allocation  Fund on the Closing Date.  Such shares
shall   thereupon  be  assigned  by   Disciplined   Allocation   Fund  to  its
shareholders  so that  the  shares  of  Balanced  Fund may be  distributed  as provided in Section 5.

      If, at the Closing Date,  Disciplined  Allocation Fund is unable to make delivery  under  this  Section  8 to  Balanced  Fund  of any of its  portfolio securities  or cash for the reason that any of such  securities  purchased  by
Disciplined  Allocation  Fund,  or the cash  proceeds  of a sale of  portfolio securities,  prior to the Closing  Date have not yet been  delivered  to it or
Disciplined  Allocation  Fund's custodian,  then the delivery  requirements of this Section 8 with  respect to said  undelivered  securities  or cash will be waived and Disciplined  Allocation Fund will deliver to Balanced Fund by or on the Closing Date with respect to said undelivered  securities or cash executed copies of an  agreement  or  agreements  of  assignment  in a form  reasonably satisfactory to Balanced Fund,  together with such other documents,  including a due bill or due bills and brokers'  confirmation  slips as may reasonably be required by Balanced Fund.

   9. Balanced  Fund shall not assume the  liabilities  (except for  portfolio securities  purchased  which have not settled and for  shareholder  redemption
and  dividend  checks   outstanding)  of  Disciplined   Allocation  Fund,  but
Disciplined  Allocation  Fund  will,  nevertheless,  use its best  efforts  to discharge  all  known  liabilities,  so far as may be  possible,  prior to the
Closing  Date.  The  cost of  printing  and  mailing  the  proxies  and  proxy
statements  will  be  borne  by  Disciplined   Allocation  Fund.   Disciplined
Allocation  Fund and Balanced  Fund will share  equally in the cost of the tax opinion.  Any documents such as existing  prospectuses  or annual reports that are  included  in  that  mailing  will  be a cost  of  the  Fund  issuing  the document.  Any other  out-of-pocket  expenses of Balanced Fund and Disciplined
Allocation  Fund  associated  with  this   reorganization,   including  legal,
accounting  and  transfer  agent  expenses,   will  be  borne  by  Disciplined
Allocation  Fund and Balanced Fund,  respectively,  in the amounts so incurred by each.

  10. The  obligations  of  Balanced  Fund  hereunder  shall be subject to the following conditions:

      A.    The Board of Directors of Disciplined  Allocation  Fund shall have
authorized  the  execution  of  the  Agreement,   and  the   shareholders   of
Disciplined  Allocation  Fund  shall  have  approved  the  Agreement  and  the transactions  contemplated hereby, and Disciplined  Allocation Fund shall have furnished to Balanced Fund copies of resolutions  to that effect  certified by the Secretary or the Assistant Secretary of Disciplined  Allocation Fund; such shareholder  approval shall have been by the affirmative  vote required by the
Maryland  Law and its charter  documents  at a meeting for which  proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

      B.    Balanced  Fund shall  have  received  an  opinion  dated as of the
Closing Date from counsel to Disciplined  Allocation  Fund, to the effect that
(i)  Disciplined  Allocation  Fund is a corporation  duly  organized,  validly existing  and in good  standing  under the laws of the State of Maryland  with full corporate  powers to carry on its business as then being conducted and to enter into and perform the  Agreement;  and (ii) that all action  necessary to make the Agreement,  according to its terms, valid, binding and enforceable on
Disciplined  Allocation  Fund and to authorize  effectively  the  transactions contemplated  by the  Agreement  have  been  taken by  Disciplined  Allocation
Fund.  Maryland counsel may be relied upon for this opinion.

C. The   representations   and  warranties  of  Disciplined   Allocation  Fund
contained  herein shall be true and correct at and as of the Closing Date, and
Balanced Fund shall have been  furnished  with a certificate of the President, or a Vice  President,  or the  Secretary  or the  Assistant  Secretary  or the
Treasurer or the Assistant Treasurer of Disciplined  Allocation Fund, dated as of the Closing Date, to that effect.

D. On the Closing Date,  Disciplined  Allocation  Fund shall have furnished to
Balanced  Fund a  certificate  of the  Treasurer  or  Assistant  Treasurer  of
Disciplined  Allocation  Fund as to the amount of the capital loss  carry-over and net  unrealized  appreciation  or  depreciation,  if any,  with respect to
Disciplined Allocation Fund as of the Closing Date.

      E.    The cash  reserve  shall  not  exceed  10% of the value of the net assets,  nor 30% in value of the gross assets, of Disciplined  Allocation Fund at the close of business on the Valuation Date.

F. A  Registration  Statement  on Form N-14 filed by  Balanced  Fund under the
Securities Act of 1933, as amended (the "1933 Act"),  containing a preliminary form of the Proxy Statement and Prospectus,  shall have become effective under the 1933 Act.

      G.    On the Closing  Date,  Balanced  Fund shall have received a letter from a senior  executive  officer  of  OppenheimerFunds,  Inc.  acceptable  to
Balanced Fund,  stating that nothing has come to his or her attention which in his or her judgment  would indicate that as of the Closing Date there were any material,  actual or contingent  liabilities  of Disciplined  Allocation  Fund arising out of  litigation  brought  against  Disciplined  Allocation  Fund or claims asserted  against it, or pending or to the best of his or her knowledge threatened  claims or  litigation  not  reflected in or apparent from the most recent  audited  financial  statements  and footnotes  thereto of  Disciplined
Allocation  Fund  delivered  to Balanced  Fund.  Such letter may also  include such additional  statements  relating to the scope of the review  conducted by such  person  and  his or her  responsibilities  and  liabilities  as are  not unreasonable under the circumstances.

      H.    Balanced  Fund shall have  received  an  opinion,  dated as of the
Closing  Date,  of  Deloitte & Touche  LLP,  to the same effect as the opinion contemplated by Section 11.E. of the Agreement.

I. Balanced  Fund  shall have  received  at the  Closing  all of the assets of
Disciplined  Allocation Fund to be conveyed  hereunder,  which assets shall be free and clear of all liens,  encumbrances,  security interests,  restrictions and limitations whatsoever.

  11. The  obligations  of  Disciplined  Allocation  Fund  hereunder  shall be subject to the following conditions:

      A.    The Board of Trustees of Balanced Fund shall have  authorized  the execution of the Agreement,  and the transactions  contemplated  thereby,  and
Balanced Fund shall have  furnished to Disciplined  Allocation  Fund copies of resolutions  to  that  effect  certified  by the  Secretary  or the  Assistant
Secretary of Balanced Fund.

      B.    Disciplined  Allocation  Fund's  shareholders  shall have approved the Agreement and the  transactions  contemplated  hereby,  by an  affirmative vote required by the Maryland Law and its charter  documents  and  Disciplined
Allocation  Fund shall have  furnished  Balanced Fund copies of resolutions to
that  effect  certified  by  the  Secretary  or  an  Assistant   Secretary  of
Disciplined Allocation Fund.

      C.    Disciplined  Allocation  Fund shall have received an opinion dated as of the Closing Date from counsel to Balanced  Fund,  to the effect that (i)
Balanced  Fund is a business  trust duly  organized,  validly  existing and in good standing under the laws of the  Commonwealth of  Massachusetts  with full powers to carry on its business as then being  conducted and to enter into and perform the  Agreement;  (ii) all  actions  necessary  to make the  Agreement, according to its terms, valid,  binding and enforceable upon Balanced Fund and to authorize  effectively the transactions  contemplated by the Agreement have been  taken by  Balanced  Fund,  and (iii) the shares of  Balanced  Fund to be issued  hereunder are duly  authorized and when issued will be validly issued, fully-paid  and  non-assessable,  except as set forth under  "Shareholder  and
Trustee  Liability" in Balanced  Fund's  Statement of Additional  Information.
Massachusetts counsel may be relied upon for this opinion.

      D.    The  representations  and  warranties of Balanced  Fund  contained herein  shall  be  true  and  correct  at  and  as of the  Closing  Date,  and
Disciplined  Allocation  Fund shall have been  furnished with a certificate of the President,  a Vice  President or the Secretary or the Assistant  Secretary
or the Treasurer or the Assistant  Treasurer of the Trust to that effect dated as of the Closing Date.

      E.    Disciplined  Allocation  Fund  shall have  received  an opinion of
Deloitte & Touche LLP to the effect that the federal tax  consequences  of the transaction,  if carried out in the manner  outlined in the  Agreement  and in accordance with (i) Disciplined  Allocation Fund's  representation  that there is no plan or intention by any  Disciplined  Allocation  Fund  shareholder who owns 5% or more of Disciplined  Allocation Fund's outstanding  shares, and, to
Disciplined  Allocation  Fund's best knowledge,  there is no plan or intention on the part of the remaining  Disciplined  Allocation  Fund  shareholders,  to redeem,  sell,  exchange or  otherwise  dispose of a number of  Balanced  Fund shares received in the transaction  that would reduce  Disciplined  Allocation
Fund  shareholders'  ownership  of Balanced  Fund shares to a number of shares having a value,  as of the Closing  Date, of less than 50% of the value of all of the formerly outstanding  Disciplined Allocation Fund shares as of the same date, and (ii) the  representation by each of Disciplined  Allocation Fund and
Balanced Fund that, as of the Closing Date,  Disciplined  Allocation  Fund and
Balanced Fund will qualify as regulated  investment companies or will meet the diversification  test of  Section  368(a)(2)(F)(ii)  of the  Code,  will be as follows:

a. The  transactions  contemplated by the Agreement will qualify as a tax-free
"reorganization"  within the  meaning of Section  368(a)(1)  of the Code,  and under the regulations promulgated thereunder.

b. Disciplined  Allocation  Fund and  Balanced  Fund  will each  qualify  as a
"party to a  reorganization"  within the meaning of Section  368(b)(2)  of the
Code.

c. No gain or loss  will be  recognized  by the  shareholders  of  Disciplined
Allocation  Fund upon the  distribution of Class A, Class B, Class C and Class
N shares of  beneficial  interest  in  Balanced  Fund to the  shareholders  of
Disciplined Allocation Fund pursuant to Section 354 of the Code.

d. Under  Section  361(a)  of the Code no gain or loss will be  recognized  by
Disciplined  Allocation  Fund by reason of the transfer of  substantially  all its  assets in  exchange  for Class A,  Class B, Class C and Class N shares of
Balanced Fund.

e. Under  Section  1032 of the  Code no gain  or loss  will be  recognized  by
Balanced Fund by reason of the transfer of  substantially  all of  Disciplined
Allocation  Fund's  assets in exchange for Class A, Class B, Class C and Class
N  shares  of  Balanced  Fund  and  Balanced  Fund's   assumption  of  certain
liabilities of Disciplined Allocation Fund.

f. The  shareholders  of  Disciplined  Allocation  Fund will have the same tax basis and holding  period for the Class A, Class B, Class C and Class N shares of  beneficial  interest  in Balanced  Fund that they  receive as they had for
Disciplined  Allocation  Fund shares that they  previously  held,  pursuant to
Section 358(a) and 1223(1), respectively, of the Code.

g. The securities  transferred by Disciplined Allocation Fund to Balanced Fund will have the same tax basis and holding  period in the hands of Balanced Fund as they had for Disciplined  Allocation  Fund,  pursuant to Section 362(b) and
1223(1), respectively, of the Code.

      F.    The cash  reserve  shall  not  exceed  10% of the value of the net assets,  nor 30% in value of the gross assets, of Disciplined  Allocation Fund at the close of business on the Valuation Date.

      G.    A  Registration  Statement  on Form N-14  filed by  Balanced  Fund under the 1933 Act,  containing a preliminary  form of the Proxy Statement and
Prospectus, shall have become effective under the 1933 Act.

      H.    On the  Closing  Date,  Disciplined  Allocation  Fund  shall  have received a letter from a senior executive  officer of  OppenheimerFunds,  Inc.
acceptable to Disciplined  Allocation  Fund,  stating that nothing has come to his or her attention  which in his or her judgment  would  indicate that as of the Closing Date there were any material,  actual or contingent liabilities of
Balanced  Fund arising out of  litigation  brought  against  Balanced  Fund or claims  asserted  against  it,  or  pending  or,  to  the  best  of his or her knowledge,  threatened  claims or  litigation  not reflected in or apparent by the  most  recent  audited  financial  statements  and  footnotes  thereto  of
Balanced Fund delivered to Disciplined  Allocation  Fund. Such letter may also include  such  additional  statements  relating  to the  scope  of the  review conducted by such person and his or her  responsibilities  and  liabilities as are not unreasonable under the circumstances.

I. Disciplined  Allocation  Fund  shall  acknowledge  receipt  of the Class A,
Class B, Class C and Class N shares of Balanced Fund.

  12. Disciplined Allocation Fund hereby represents and warrants that:

A. The audited  financial  statements  of  Disciplined  Allocation  Fund as of
October 31, 2005  heretofore  furnished to Balanced  Fund,  present fairly the financial  position,  results  of  operations,  and  changes  in net assets of
Disciplined  Allocation  Fund as of that date,  in conformity  with  generally accepted  accounting  principles  applied  on  a  basis  consistent  with  the preceding  year;  and that from October 31, 2005 through the date hereof there have not been,  and through the Closing  Date there will not be, any  material
adverse  change  in  the  business  or  financial   condition  of  Disciplined
Allocation  Fund,  it being agreed that a decrease in the size of  Disciplined
Allocation  Fund due to a  diminution  in the  value of its  portfolio  and/or redemption of its shares shall not be considered a material adverse change;

B. Contingent   upon   approval  of  the   Agreement   and  the   transactions
contemplated   thereby  by   Disciplined   Allocation   Fund's   shareholders,
Disciplined  Allocation  Fund has  authority  to transfer all of the assets of
Disciplined  Allocation  Fund to be conveyed  hereunder  free and clear of all
liens,   encumbrances,   security  interests,   restrictions  and  limitations
whatsoever;

C. The  Prospectus,  as amended and  supplemented,  contained  in  Disciplined
Allocation Fund's  Registration  Statement under the 1933 Act, as amended,  is true,  correct and complete,  conforms to the requirements of the 1933 Act and does not contain any untrue  statement  of a material  fact or omit to state a material  fact  required  to be  stated  therein  or  necessary  to  make  the statements  therein not misleading.  The Registration  Statement,  as amended, was, as of the date of the filing of the last Post-Effective Amendment,  true, correct and complete,  conformed to the  requirements  of the 1933 Act and did not  contain  any  untrue  statement  of a  material  fact or omit to  state a material  fact  required  to be  stated  therein  or  necessary  to  make  the statements therein not misleading;

D. There is no material  contingent  liability of Disciplined  Allocation Fund and  no  material  claim  and  no  material  legal,  administrative  or  other proceedings  pending or, to the  knowledge  of  Disciplined  Allocation  Fund,
threatened  against  Disciplined   Allocation  Fund,  not  reflected  in  such
Prospectus;

E. Except for the Agreement,  there are no material  contracts  outstanding to which Disciplined  Allocation Fund is a party other than those ordinary in the conduct of its business;

F. Disciplined  Allocation  Fund  is  one  of two  investment  portfolios,  or
"series," of Oppenheimer Series Fund, Inc., an open-end management  investment company organized as a Maryland  corporation duly organized,  validly existing and in  good  standing  under  the  laws of the  State  of  Maryland;  has all necessary  and  material  Federal and state  authorizations  to own all of its assets  and to carry  on its  business  as now  being  conducted;  and is duly registered  under  the Act and such  registration  has not been  rescinded  or revoked and is in full force and effect;

G. All Federal and other tax  returns  and reports of  Disciplined  Allocation
Fund  required by law to be filed have been  filed,  and all federal and other taxes shown due on said returns and reports have been paid or provision  shall have been made for the  payment  thereof and to the best of the  knowledge  of
Disciplined  Allocation  Fund no such return is  currently  under audit and no assessment has been asserted with respect to such returns; and

H. Disciplined  Allocation  Fund has  elected  that the Fund be  treated  as a regulated  investment  company  and,  for each fiscal year of its  operations,
Disciplined  Allocation  Fund has met the  requirements of Subchapter M of the
Code for  qualification  and treatment as a regulated  investment  company and
Disciplined  Allocation Fund intends to meet such requirements with respect to its current taxable year.

13. Balanced Fund hereby represents and warrants that:

A. The audited financial  statements of Balanced Fund as of September 30, 2005 heretofore  furnished  to  Disciplined  Allocation  Fund,  present  fairly the financial  position,  results  of  operations,  and  changes  in net assets of
Balanced  Fund,  as of  that  date,  in  conformity  with  generally  accepted accounting  principles  applied on a basis consistent with the preceding year;
and that from  September 30, 2005 through the date hereof there have not been, and through the Closing Date there will not be, any material  adverse  changes in the business or financial  condition of Balanced Fund, it being  understood that a decrease in the size of Balanced  Fund due to a diminution in the value of its  portfolio  and/or  redemption  of its shares shall not be considered a material or adverse change;

B. The Prospectus,  as amended and supplemented,  contained in Balanced Fund's
Registration  Statement  under the 1933 Act, is true,  correct  and  complete, conforms to the  requirements  of the 1933 Act and does not contain any untrue statement of a material  fact or omit to state a material  fact required to be stated  therein or necessary to make the  statements  therein not  misleading.
The Registration  Statement,  as amended, was, as of the date of the filing of the last Post-Effective  Amendment,  true, correct and complete,  conformed to the  requirements of the 1933 Act and did not contain any untrue  statement of a  material  fact or omit to  state a  material  fact  required  to be  stated
therein or necessary to make the statements therein not misleading;

C. Except for this  Agreement,  there is no material  contingent  liability of
Balanced Fund and no material claim and no material legal,  administrative  or other  proceedings  pending or, to the knowledge of Balanced Fund,  threatened against Balanced Fund, not reflected in such Prospectus;

D. Except for this Agreement,  there are no material contracts  outstanding to which  Balanced  Fund is a party  other than those  ordinary in the conduct of its business;

E. Balanced Fund is a business trust duly organized,  validly  existing and in good standing under the laws of the  Commonwealth of  Massachusetts;  Balanced
Fund has all necessary and material  Federal and state  authorizations  to own all its  properties  and  assets  and to carry on its  business  as now  being conducted;  the Class A, Class B, Class C and Class N shares of Balanced  Fund which it issues to Disciplined  Allocation Fund pursuant to the Agreement will be duly authorized,  validly issued, fully-paid and non-assessable,  except as
set  forth  under   "Shareholder  &  Trustee  Liability"  in  Balanced  Fund's
Statement of Additional  Information,  will conform to the description thereof
contained  in  Balanced  Fund's  Registration   Statement  and  will  be  duly
registered  under  the  1933  Act  and in the  states  where  registration  is required;  and  Balanced  Fund  is duly  registered  under  the  Act and  such registration  has not been  revoked  or  rescinded  and is in full  force  and effect;

F. All federal and other tax returns and reports of Balanced  Fund required by law to be filed have been filed,  and all federal and other taxes shown due on said returns and reports have been paid or provision  shall have been made for the payment  thereof and to the best of the  knowledge  of Balanced  Fund,  no such return is currently  under audit and no assessment has been asserted with respect to such  returns and to the extent such tax  returns  with  respect to the  taxable  year of  Balanced  Fund ended  December  31,  2004 have not been filed,  such returns  will be filed when  required and the amount of tax shown as due thereon shall be paid when due;

      G.    Balanced Fund has elected to be treated as a regulated  investment company  and,  for each  fiscal year of its  operations,  the Fund has met the requirements of Subchapter M of the Code for  qualification and treatment as a
regulated   investment   company  and  Balanced  Fund  intends  to  meet  such
requirements with respect to its current taxable year;

      H.    Balanced  Fund has no plan or  intention  (i) to dispose of any of the assets  transferred  by  Disciplined  Allocation  Fund,  other than in the ordinary  course of business,  or (ii) to redeem or reacquire any of the Class
A,  Class B,  Class C and Class N shares  issued  by it in the  reorganization other than pursuant to valid requests of shareholders; and

      I.    After  consummation  of  the  transactions   contemplated  by  the
Agreement,  Balanced  Fund intends to operate its business in a  substantially unchanged manner.

  14. Each party hereby  represents  to the other that no broker or finder has been  employed  by it  with  respect  to the  Agreement  or  the  transactions contemplated  hereby.  Each party also  represents  and  warrants to the other that the  information  concerning it in the Prospectus and Proxy Statement and
Prospectus will not as of its date contain any untrue  statement of a material fact or omit to state a fact  necessary to make the  statements  concerning it therein not  misleading and that the financial  statements  concerning it will present the  information  shown fairly in accordance  with generally  accepted accounting  principles  applied on a basis consistent with the preceding year.
Each party also  represents  and  warrants to the other that the  Agreement is valid,  binding  and  enforceable  in  accordance  with its terms and that the execution,  delivery and  performance  of the Agreement will not result in any violation of, or be in conflict with,  any provision of any charter,  by-laws, contract,  agreement,  judgment,  decree or order to which it is subject or to which it is a party.  Balanced Fund hereby  represents  to and covenants  with
Disciplined  Allocation Fund that, if the  reorganization  becomes  effective,
Balanced Fund will treat each  shareholder of Disciplined  Allocation Fund who received any of Balanced  Fund's shares as a result of the  reorganization  as having made the minimum  initial  purchase of shares of Balanced Fund received by such  shareholder  for the  purpose  of making  additional  investments  in shares of  Balanced  Fund,  regardless  of the value of the shares of Balanced
Fund received.

  15. Balanced  Fund  agrees  that it will  prepare  and  file a  Registration
Statement  on Form N-14 under the 1933 Act which shall  contain a  preliminary form of proxy  statement  and  prospectus  contemplated  by Rule 145 under the
1933 Act. The final form of such proxy  statement  and  prospectus is referred to in the  Agreement  as the  "Proxy  Statement  and  Prospectus."  Each party agrees that it will use its best efforts to have such  Registration  Statement declared  effective  and to supply  such  information  concerning  itself  for inclusion  in the  Proxy  Statement  and  Prospectus  as may be  necessary  or desirable  in this  connection.  Disciplined  Allocation  Fund  covenants  and agrees to  liquidate  under the laws of the State of Maryland,  following  the
Closing,  and,  upon Closing,  to cause the  cancellation  of its  outstanding shares.

  16.  The  obligations of the parties shall be subject to the right of either party to abandon and  terminate  the  Agreement for any reason and there shall be no  liability  for damages or other  recourse  available  to a party not so terminating this Agreement,  provided, however, that in the event that a party shall  terminate  this  Agreement  without  reasonable  cause,  the  party  so terminating  shall,  upon demand,  reimburse the party not so terminating  for all expenses,  including reasonable  out-of-pocket  expenses and fees incurred in connection with this Agreement.

  17. The  Agreement  may be executed in several  counterparts,  each of which shall be deemed an  original,  but all taken  together  shall  constitute  one
Agreement.   The  rights  and  obligations  of  each  party  pursuant  to  the
Agreement shall not be assignable.

  18. All prior or contemporaneous  agreements and  representations are merged into the Agreement,  which constitutes the entire contract between the parties hereto.  No amendment or modification  hereof shall be of any force and effect unless in writing  and signed by the  parties  and no party shall be deemed to have waived any provision  herein for its benefit unless it executes a written acknowledgment of such waiver.

  19. Balanced  Fund   understands   that  the   obligations   of  Disciplined
Allocation  Fund under the  Agreement  are not  binding  upon any  Director or
shareholder  of  Disciplined   Allocation  Fund  personally,   but  bind  only
Disciplined Allocation Fund and Disciplined Allocation Fund's property.

  20. Disciplined   Allocation  Fund   understands  that  the  obligations  of
Balanced  Fund  under the  Agreement  are not  binding  upon any  director  or shareholder  of Balanced  Fund  personally,  but bind only  Balanced  Fund and
Balanced Fund's property.  Disciplined  Allocation Fund represents that it has notice  of the  provisions  of the  Declaration  of  Trust  of  Balanced  Fund
disclaiming  shareholder  and trustee  liability  for acts or  obligations  of
Balanced Fund.

      IN WITNESS  WHEREOF,  each of the parties has caused the Agreement to be executed and attested by its officers  thereunto  duly  authorized on the date first set forth above.

                              OPPENHEIMER SERIES FUND, INC.,      on behalf
                                of its series OPPENHEIMER DISCIPLINED
                                ALLOCATION FUND

                              By:   /s/Robert G. Zack
                                    Robert G. Zack
                                    Secretary

                              OPPENHEIMER BALANCED FUND

                              By:   /s/Robert G. Zack
                                    Robert G. Zack
                                    Secretary

                                     B-1
                                                                     EXHIBIT B

                            PRINCIPAL SHAREHOLDERS

      Principal Shareholders of Disciplined Allocation Fund. As of January
31, 2006, the only persons who owned of record or were known by Disciplined
Allocation Fund to own beneficially 5% or more of any class of the outstanding shares of Disciplined Allocation Fund were:

Citigroup Global Mkts Inc., Attn Cindy Tempesta, 7th Floor, 333 West 34th
Street, New York, NY 10001-2483, which owned 41,847.044 Class C shares or
6.86% of the Class C shares then outstanding.

MLPF&S for the sole benefit of its customers, Attn Fund Admn/#97J24, 4800
Deer Lake Drive E., Floor 3, Jacksonville, FL 32246-6484, which owned
37,410.232 Class C shares or 6.14% of the then outstanding shares.

MG Trust Cust, Herman Herman Katz & Cotlar PSP, 700 17th Street Suite 300,
Denver, CO 80202-3531, which owned 53,653.777 Class N shares or 43.47% of the
Class N shares then outstanding.

Pershing LLC, P.O. Box 2052, Jersey City, NJ 07303-9998, which owned
10,854.924 Class N shares or 8.79% of the Class N shares then outstanding.

Orchard Trust Co. LLC, FBO Oppen Recordkeeperpro, 8515 East Orchard Road,
Greenwood Village, CO 80111-5002, which owned 6,567.003 Class N shares or
5.32% of the Class N shares then outstanding.

      Principal Shareholders of Balanced Fund. As of January 31, 2006, the
only persons who owned of record or were known by Balanced Fund to own beneficially 5% or more of any class of the outstanding shares of Balanced
Fund were:

Wilmington  Trust Co. TR,  Movado Group Inc.,  FBO WTC Movagrou  Exec DCP A/C,
1100 N. Market  Street,  Wilmington,  DE  19801-1243,  which owned  71,750.565
Class N shares or 7.95% of the Class N shares then outstanding.

RPSS TR, Woolsey Bros Farm Supply Inc.,  401(K) Plan, Attn Herb Woolsey,  P.O.
Box 363,  Vandalia,  IL 62471-0363,  which owned  48,231.664 Class N shares or
5.35% of the Class N shares then outstanding.

Orchard  Trust Co. LLC, FBO Oppen  Recordkeeperpro,  8515 East  Orchard  Road,
Greenwood  Village,  CO 80111-5002,  which owned  49,031.268 Class N shares or
5.43% of the then Class N shares outstanding.

 Appendix to Combined Prospectus and Proxy Statement of Oppenheimer Balanced
                                     Fund

      Graphic  material  included  under  the  heading  "How  have  the  Funds performed?":

A bar chart will be included in the combined Prospectus and Proxy Statement, depicting the annual total return of a hypothetical investment in Class A shares of
Balanced Fund for each of the ten most recent calendar years, without deducting sales charges. Set forth below are the relevant data points that will appear on the bar chart.

--------------------------------------------------------------------------------
          Calendar Year Ended:                 Oppenheimer Balanced Fund
                                                  Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/96                                 17.23%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/97                                 17.77%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/98                                 7.05%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/99                                 10.60%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 6.57%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 1.68%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                -10.60%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 23.91%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/04                                 9.67%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/05                                 3.59%
--------------------------------------------------------------------------------

A bar chart will be included in the combined  Prospectus and Proxy  Statement, depicting  the annual total  returns of a  hypothetical  investment in Class A shares  of  Disciplined  Allocation  Fund for  each of the ten  most  calendar years,  without deducting sales charges.  Set forth below is the relevant data point that will appear on the bar chart.

--------------------------------------------------------------------------------
          Calendar Year Ended:             Oppenheimer Disciplined Allocation
                                                          Fund
                                                  Annual Total Returns
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/96                                 9.59%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/97                                 17.90%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/98                                 10.85%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/99                                 -1.78%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/00                                 5.27%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/01                                 -5.96%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/02                                 -9.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/03                                 18.89%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/04                                 8.58%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                12/31/05                                 2.58%
--------------------------------------------------------------------------------

                     STATEMENT OF ADDITIONAL INFORMATION
                      TO PROSPECTUS AND PROXY STATEMENT
                                      OF
                          OPPENHEIMER BALANCED FUND

                                    PART B

                         Acquisition of the Assets of
                   OPPENHEIMER DISCIPLINED ALLOCATION FUND

                       By and in exchange for Shares of
                          OPPENHEIMER BALANCED FUND

      This Statement of Additional Information to this Prospectus and Proxy
Statement (the "SAI") relates specifically to the proposed delivery of substantially all of the assets of Oppenheimer Disciplined Allocation Fund
("Disciplined Allocation Fund") for Class A, Class B, Class C and Class N
shares of Oppenheimer Balanced Fund ("Balanced Fund") (the "Reorganization").

      This SAI consists of this Cover Page and the following documents which are incorporated into this SAI by reference: (i) the Statement of Additional
Information of Disciplined Allocation Fund dated February 28, 2006; (ii) the
Statement of Additional Information of Balanced Fund dated January 27, 2006, which includes audited financial statements of Balanced Fund for the 12-month period ended September 30, 2005; (iii) the annual report of Disciplined
Allocation Fund which includes audited financial statements of Disciplined
Allocation Fund for the 12-month period ended October 31, 2005.

      This SAI also includes the pro forma financial statements for the
Surviving Balanced Fund for the 12-month period ended December 31, 2005.

      This SAI is not a Prospectus; you should read this SAI in conjunction with the combined Prospectus and Proxy Statement dated March 1, 2006, relating to the Reorganization. You can request a copy of the Prospectus and
Proxy Statement by calling 1.800.647.1963 or by writing OppenheimerFunds
Services at P.O. Box 5270, Denver, Colorado 80217. The date of this SAI is
March 1, 2006.

                        PRO FORMA FINANCIAL STATEMENTS

      Shown below are unaudited pro forma financial statements for the combined Balanced Fund, assuming the Reorganization had been consummated as of December 31, 2005.  The first table presents pro forma Statements of
Assets and Liabilities for the combined Balanced Fund. The second table presents pro forma Statements of Operations for the combined Balanced Fund.
The third table presents a pro forma Statement of Investments for the combined Balanced Fund.

      The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of Disciplined
Allocation and Balanced Funds at December 31, 2005.  The unaudited pro forma statement of operations reflects the results of operations of Disciplined
Allocation and Balanced Funds for the year ended December 31, 2005.  The unaudited pro forma combined financial statements may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31, 2005.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of Disciplined Allocation Fund for pre-combination periods will not be restated.  The unaudited pro forma statement of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information for each Fund.

PROFORMA COMBINED STATEMENT OF INVESTMENTS AS OF DECEMBER 31, 2005 (UNAUDITED)
Oppenheimer Balanced Fund and Oppenheimer Disciplined Allocation Fund

                                            OPPENHEIMER  OPPENHEIMER                    OPPENHEIMER   OPPENHEIMER
                                            BALANCED     DISCIPLINED      COMBINED      BALANCED      DISCIPLINED       COMBINED
                                            FUND         ALLOCATION FUND  PROFORMA      FUND          ALLOCATION FUND   PROFORMA

                                            SHARES       SHARES           SHARES        VALUE         VALUE             VALUE
------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS--51.0%
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER DISCRETIONARY--6.2%
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED CONSUMER SERVICES--0.2%
Corinthian Colleges, Inc.(1)                   182,505          29,000       211,505     $ 2,149,909     $   341,620     $ 2,491,529
------------------------------------------------------------------------------------------------------------------------------------
HOUSEHOLD DURABLES--0.3%
WCI Communities, Inc.(1)                        97,400          19,000       116,400       2,615,190         510,150       3,125,340
------------------------------------------------------------------------------------------------------------------------------------
MEDIA--5.5%
Liberty Global, Inc., Series A                 591,194         108,331       699,525      13,301,865       2,437,448      15,739,313
------------------------------------------------------------------------------------------------------------------------------------
Liberty Global, Inc., Series C(1)              591,194         108,331       699,525      12,533,313       2,296,617      14,829,930
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp., Cl. A(1)                2,290,700         407,700     2,698,400      18,027,809       3,208,599      21,236,408
------------------------------------------------------------------------------------------------------------------------------------
Viacom, Inc., Cl. B                            195,900               0       195,900       6,386,340               0       6,386,340
                                                                                         -------------------------------------------
                                                                                          50,249,327       7,942,664      58,191,991
------------------------------------------------------------------------------------------------------------------------------------
SPECIALTY RETAIL--0.2%
Gap, Inc. (The)                                118,800               0       118,800       2,095,632               0       2,095,632
------------------------------------------------------------------------------------------------------------------------------------
CONSUMER STAPLES--4.0%
------------------------------------------------------------------------------------------------------------------------------------
BEVERAGES--0.9%
Constellation Brands, Inc., Cl. A(1)           329,100          39,400       368,500       8,632,293       1,033,462       9,665,755
------------------------------------------------------------------------------------------------------------------------------------
FOOD PRODUCTS--0.6%
Tyson Foods, Inc., Cl. A                       328,900               0       328,900       5,624,190               0       5,624,190
------------------------------------------------------------------------------------------------------------------------------------
FOOD & STAPLES RETAILING--0.1%
Wal-Mart Stores, Inc.                                0          20,200        20,200               0         945,360         945,360
------------------------------------------------------------------------------------------------------------------------------------
TOBACCO--2.4%
Altria Group, Inc.                             293,100          44,500       337,600      21,900,432       3,325,040      25,225,472
------------------------------------------------------------------------------------------------------------------------------------
ENERGY--4.7%
------------------------------------------------------------------------------------------------------------------------------------
ENERGY EQUIPMENT & SERVICES--0.8%
Halliburton Co.                                103,300          22,200       125,500       6,400,468       1,375,512       7,775,980
------------------------------------------------------------------------------------------------------------------------------------
OIL & GAS--3.9%
BP plc, ADR                                     70,900          43,200       114,100       4,553,198       2,774,304       7,327,502
------------------------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc.                             24,700           4,300        29,000       2,271,165         395,385       2,666,550
------------------------------------------------------------------------------------------------------------------------------------
LUKOIL, Sponsored ADR                          126,100          19,700       145,800       7,439,900       1,162,300       8,602,200
------------------------------------------------------------------------------------------------------------------------------------
Petroleo Brasileiro SA, Preference             448,000               0       448,000       7,129,145               0       7,129,145
------------------------------------------------------------------------------------------------------------------------------------
Talisman Energy, Inc.                          200,400               0       200,400      10,619,502               0      10,619,502
------------------------------------------------------------------------------------------------------------------------------------
TotalFinaElf SA, Sponsored ADR                  37,500               0        37,500       4,740,000               0       4,740,000
                                                                                         -------------------------------------------
                                                                                          36,752,910       4,331,989      41,084,899

------------------------------------------------------------------------------------------------------------------------------------
FINANCIALS--9.7%
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL MARKETS--1.5%
UBS AG                                         142,731          23,158       165,889      13,588,256       2,204,685      15,792,941
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL BANKS--1.9%
Bank of America Corp.                          100,652          17,502       118,154       4,645,090         807,717       5,452,807
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Corp.                                  89,274          16,088       105,362       4,719,024         850,412       5,569,436
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo & Co.                              123,400          20,900       144,300       7,753,222       1,313,147       9,066,369
                                                                                         -------------------------------------------
                                                                                          17,117,336       2,971,276      20,088,612
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES--2.8%
Capital One Financial Corp.                     96,400          17,200       113,600       8,328,960       1,486,080       9,815,040
------------------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc.                                137,700          23,277       160,977       6,682,581       1,129,633       7,812,214
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase & Co.                           251,900          35,000       286,900       9,997,911       1,389,150      11,387,061
                                                                                         -------------------------------------------
                                                                                          25,009,452       4,004,863      29,014,315
------------------------------------------------------------------------------------------------------------------------------------
INSURANCE--2.3%
American International Group, Inc.              44,100           7,700        51,800       3,008,943         525,371       3,534,314
------------------------------------------------------------------------------------------------------------------------------------
Everest Re Group Ltd.                           51,500           9,000        60,500       5,168,025         903,150       6,071,175
------------------------------------------------------------------------------------------------------------------------------------
Genworth Financial, Inc., Cl. A                268,300          38,400       306,700       9,277,814       1,327,872      10,605,686
------------------------------------------------------------------------------------------------------------------------------------
Platinum Underwriters Holdings Ltd.            102,500          16,400       118,900       3,184,675         509,548       3,694,223
                                                                                         -------------------------------------------
                                                                                          20,639,457       3,265,941      23,905,398
------------------------------------------------------------------------------------------------------------------------------------
REAL ESTATE--0.4%
Host Marriott Corp.                            205,100               0       205,100       3,886,645               0       3,886,645
------------------------------------------------------------------------------------------------------------------------------------
THRIFTS & MORTGAGE FINANCE--0.8%
Countrywide Financial Corp.                    101,100          15,600       116,700       3,456,609         533,364       3,989,973
------------------------------------------------------------------------------------------------------------------------------------
Freddie Mac                                     53,000           9,200        62,200       3,463,550         601,220       4,064,770
                                                                                         -------------------------------------------
                                                                                           6,920,159       1,134,584       8,054,743
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE--6.4%
------------------------------------------------------------------------------------------------------------------------------------
BIOTECHNOLOGY--1.3%
MedImmune, Inc.(1)                             124,300          17,400       141,700       4,352,986         609,348       4,962,334
------------------------------------------------------------------------------------------------------------------------------------
Wyeth                                          155,900          27,500       183,400       7,182,313       1,266,925       8,449,238
                                                                                         -------------------------------------------
                                                                                          11,535,299       1,876,273      13,411,572
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES--0.8%
Beckman Coulter, Inc.                           88,400               0        88,400       5,029,960               0       5,029,960
------------------------------------------------------------------------------------------------------------------------------------
Boston Scientific Corp.(1)                           0          24,600        24,600               0         602,454         602,454
------------------------------------------------------------------------------------------------------------------------------------
Cooper Cos., Inc. (The)                         37,300           6,500        43,800       1,913,490         333,450       2,246,940
                                                                                         -------------------------------------------
                                                                                           6,943,450         935,904       7,879,354
------------------------------------------------------------------------------------------------------------------------------------
HEALTH CARE PROVIDERS & SERVICES--0.5%
Manor Care, Inc.                                69,500          12,200        81,700       2,764,015         485,194       3,249,209
------------------------------------------------------------------------------------------------------------------------------------
Tenet Healthcare Corp.(1)                      280,900          45,900       326,800       2,151,694         351,594       2,503,288
                                                                                         -------------------------------------------
                                                                                           4,915,709         836,788       5,752,497
------------------------------------------------------------------------------------------------------------------------------------
PHARMACEUTICALS--3.8%
GlaxoSmithKline plc, ADR                       118,500          20,500       139,000       5,981,880       1,034,840       7,016,720
------------------------------------------------------------------------------------------------------------------------------------

Pfizer, Inc.                                   394,140          52,600       446,740       9,191,345       1,226,632      10,417,977
------------------------------------------------------------------------------------------------------------------------------------
Sanofi-Aventis SA, ADR                         198,100          34,700       232,800       8,696,590       1,523,330      10,219,920
------------------------------------------------------------------------------------------------------------------------------------
Schering-Plough Corp.(2)                       245,800          48,700       294,500       5,124,930       1,015,395       6,140,325
------------------------------------------------------------------------------------------------------------------------------------
Watson Pharmaceuticals, Inc.(1)                168,300          29,900       198,200       5,471,433         972,049       6,443,482
                                                                                         -------------------------------------------
                                                                                          34,466,178       5,772,246      40,238,424
------------------------------------------------------------------------------------------------------------------------------------
INDUSTRIALS--5.4%
------------------------------------------------------------------------------------------------------------------------------------
AEROSPACE & DEFENSE--3.5%
Empresa Brasileira de Aeronautica
SA, ADR                                        142,100               0       142,100       5,556,110               0       5,556,110
------------------------------------------------------------------------------------------------------------------------------------
Honeywell International, Inc.                  247,800          34,800       282,600       9,230,550       1,296,300      10,526,850
------------------------------------------------------------------------------------------------------------------------------------
Orbital Sciences Corp.(1)                      957,717         131,300     1,089,017      12,297,086       1,685,892      13,982,978
------------------------------------------------------------------------------------------------------------------------------------
United Technologies Corp.                       94,800          15,200       110,000       5,300,268         849,832       6,150,100
                                                                                         -------------------------------------------
                                                                                          32,384,014       3,832,024      36,216,038
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES--1.7%
Cendant Corp.                                  916,400         130,900     1,047,300      15,807,900       2,258,025      18,065,925
------------------------------------------------------------------------------------------------------------------------------------
ELECTRICAL EQUIPMENT--0.2%
GrafTech International Ltd.(1)                 230,900          41,100       272,000       1,436,198         255,642       1,691,840
------------------------------------------------------------------------------------------------------------------------------------
INFORMATION TECHNOLOGY--11.1%
------------------------------------------------------------------------------------------------------------------------------------
COMMUNICATIONS EQUIPMENT--1.0%
Cisco Systems, Inc.(1)                         536,600          46,200       582,800       9,186,592         790,944       9,977,536
------------------------------------------------------------------------------------------------------------------------------------
COMPUTERS & PERIPHERALS--1.6%
Hutchinson Technology, Inc.(1)                 136,800          21,400       158,200       3,891,960         608,830       4,500,790
------------------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.          152,700               0       152,700      12,551,940               0      12,551,940
                                                                                         -------------------------------------------
                                                                                          16,443,900         608,830      17,052,730
------------------------------------------------------------------------------------------------------------------------------------
ELECTRONIC EQUIPMENT &
INSTRUMENTS--0.5%
Flextronics International Ltd.(1)              485,300          48,600       533,900       5,066,532         507,384       5,573,916
------------------------------------------------------------------------------------------------------------------------------------
SEMICONDUCTORS & SEMICONDUCTOR
EQUIPMENT--1.4%
ATI Technologies, Inc.(1,3)                    333,300          52,500       385,800       5,662,767         891,975       6,554,742
------------------------------------------------------------------------------------------------------------------------------------
Freescale Semiconductor, Inc., Cl. A(1)        294,700          44,200       338,900       7,423,493       1,113,398       8,536,891
                                                                                         -------------------------------------------
                                                                                          13,086,260       2,005,373      15,091,633
------------------------------------------------------------------------------------------------------------------------------------
SOFTWARE--6.6%
Compuware Corp.(1)                             272,929          48,000       320,929       2,448,173         430,560       2,878,733
------------------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                744,800         123,000       867,800      19,476,520       3,216,450      22,692,970
------------------------------------------------------------------------------------------------------------------------------------
Novell, Inc.(1)                                837,000         129,200       966,200       7,390,710       1,140,836       8,531,546
------------------------------------------------------------------------------------------------------------------------------------
Synopsys, Inc.(1)                              285,300          48,200       333,500       5,723,118         966,892       6,690,010
------------------------------------------------------------------------------------------------------------------------------------
Take-Two Interactive Software, Inc.(1)       1,370,500         215,450     1,585,950      24,257,850       3,813,465      28,071,315
                                                                                         -------------------------------------------
                                                                                          59,296,371       9,568,203      68,864,574
------------------------------------------------------------------------------------------------------------------------------------
MATERIALS--1.1%
------------------------------------------------------------------------------------------------------------------------------------
CHEMICALS--0.5%
Praxair, Inc.                                   85,800          16,400       102,200       4,543,968         868,544       5,412,512
------------------------------------------------------------------------------------------------------------------------------------
METALS & MINING--0.6%
Companhia Vale do Rio Doce, Sponsored
ADR                                            162,900               0       162,900       5,905,125               0       5,905,125
------------------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATION SERVICES--0.9%
------------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED TELECOMMUNICATION
SERVICES--0.9%

IDT Corp., Cl. B(1)                            696,200         153,700       849,900       8,145,540       1,798,290       9,943,830
------------------------------------------------------------------------------------------------------------------------------------
WorldCom, Inc./WorldCom Group(1,4)             450,000               0       450,000               0               0               0
                                                                                           -----------------------------------------
                                                                                           8,145,540       1,798,290       9,943,830
------------------------------------------------------------------------------------------------------------------------------------
UTILITIES--1.5%
------------------------------------------------------------------------------------------------------------------------------------
ELECTRIC UTILITIES--1.5%
AES Corp. (The)(1)                             554,200         121,500       675,700       8,772,986       1,923,345      10,696,331
------------------------------------------------------------------------------------------------------------------------------------
Reliant Energy, Inc.(1)                        453,900          66,900       520,800       4,684,248         690,408       5,374,656
                                                                                         -------------------------------------------
                                                                                          13,457,234       2,613,753      16,070,987
                                                                                         -------------------------------------------
Total Common Stocks (Cost $347,642,276,
Cost $58,596,257, Combined Cost $12,358,533)                                             466,201,926      67,915,369     534,117,295

------------------------------------------------------------------------------------------------------------------------------------
RIGHTS, WARRANTS AND CERTIFICATES--0.0%
------------------------------------------------------------------------------------------------------------------------------------
Lucent Technologies, Inc. Wts., Exp.
12/10/07 (Cost $0)                              11,758               0        11,758           6,643               0           6,643

------------------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--5.8%
------------------------------------------------------------------------------------------------------------------------------------
Ace Securities Corp., Home Equity Loan
Pass-Through Certificates,
Series 2002-HE7, Cl. A2B, 4.559%,
11/25/35(5)                                    780,000         110,000       890,000         780,482         110,068         890,550
------------------------------------------------------------------------------------------------------------------------------------
Aesop Funding II LLC, Automobile
Asset-Backed Certificates,
Series 2005-1A, Cl. A2, 4.43%, 4/20/08(5)      550,000          80,000       630,000         550,392          80,057         630,449
------------------------------------------------------------------------------------------------------------------------------------
BMW Vehicle Owner Trust, Automobile Loan
Certificates, Series 2005-A, Cl. A2,
3.66%, 12/26/07                              1,666,853         221,737     1,888,590       1,661,738         221,057       1,882,795
------------------------------------------------------------------------------------------------------------------------------------
Capital Auto Receivables Asset Trust,
Automobile Mtg.-Backed Nts.:
Series 2004-2, Cl. A3, 3.58%, 1/15/09        1,870,000         270,000     2,140,000       1,835,704         265,048       2,100,752
Series 2005-1, Cl. A2B, 3.73%, 7/16/07         677,025          98,891       775,916         676,151          98,764         774,915
------------------------------------------------------------------------------------------------------------------------------------
Capital One Prime Auto Receivables Trust,
Automobile Loan Asset-Backed Securities,
Series 2005-1, Cl. A2, 4.24%, 11/15/07       2,090,000         310,000     2,400,000       2,085,320         309,306       2,394,626
------------------------------------------------------------------------------------------------------------------------------------
Centex Home Equity Co. LLC, Home Equity
Loan Asset-Backed
Certificates:
Series 2004-D, Cl. AF1, 2.98%, 4/25/20         138,501          20,006       158,507         138,111          19,949         158,060
Series 2005-B, Cl. AF1, 4.02%, 3/26/35         339,915          44,989       384,904         338,165          44,757         382,922
Series 2005-C, Cl. AF1, 4.196%, 6/25/35        871,421         126,389       997,810         866,825         125,723         992,548
Series 2005-D, Cl. AF1, 5.04%, 10/25/35      1,695,734         243,536     1,939,270       1,691,262         242,894       1,934,156
Series 2005-D, Cl. AV2, 4.649%,
10/25/35(5)                                  1,530,000         220,000     1,750,000       1,530,945         220,136       1,751,081
------------------------------------------------------------------------------------------------------------------------------------
Chase Manhattan Auto Owner Trust,
Automobile Loan Pass-Through Certificates,
Series 2005-A, Cl. A2, 3.72%, 12/15/07       1,530,000         230,000     1,760,000       1,523,434         229,013       1,752,447
------------------------------------------------------------------------------------------------------------------------------------
CIT Equipment Collateral, Equipment
Receivable-Backed Nts., Series 2004-DFS,
Cl. A2, 2.66%, 11/20/06                        654,173          93,453       747,626         652,305          93,186         745,491
------------------------------------------------------------------------------------------------------------------------------------
Citibank Credit Card Issuance Trust, Credit
Card Receivable Nts., Series 2003-C4,
Cl. C4, 5%, 6/10/15                            270,000          40,000       310,000         265,036          39,265         304,301
------------------------------------------------------------------------------------------------------------------------------------

Citigroup Mortgage Loan Trust, Inc., CMO,
Series 2005-WF2, Cl.
AF2, 4.922%, 8/25/35(5)                      2,097,153         310,014     2,407,167       2,090,571         309,041       2,399,612
------------------------------------------------------------------------------------------------------------------------------------
Consumer Credit Reference Index Securities
Program, Credit Card Asset-Backed
Certificates, Series 2002-B, Cl. FX,
10.421%, 3/22/07(6)                          1,720,000         250,000     1,970,000       1,718,497         249,782       1,968,279
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates,
Inc., Home Equity Asset-Backed Certificates:
Series 2002-4, Cl. A1, 4.749%, 2/25/33(5)       27,360           4,125        31,485          27,414           4,333          31,747
Series 2005-16, Cl. 2AF2, 5.382%, 5/25/36(5)   550,000          80,000       630,000         550,000          80,000         630,000
Series 2005-17, Cl. 1AF1, 4.58%,
12/27/35(5)                                  1,150,000         170,000     1,320,000       1,149,963         169,995       1,319,958
Series 2005-17, Cl. 1AF2, 5.363%,
12/27/35(5)                                    370,000          50,000       420,000         370,091          50,012         420,103
Series 2005-7, Cl. AF1B, 4.317%,
11/25/35(5)                                  1,070,389         157,410     1,227,799       1,064,810         156,590       1,221,400
------------------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler Auto Trust, Automobile
Loan Pass-Through Certificates:
Series 2004-B, Cl. A2, 2.48%, 2/8/07            36,664           2,444        39,108          36,669           2,445          39,114
Series 2004-C, Cl. A2, 2.62%, 6/8/07           846,625         127,666       974,291         844,535         127,351         971,886
Series 2005-A, Cl. A2, 3.17%, 9/8/07         1,286,022         179,706     1,465,728       1,282,236         179,177       1,461,413
Series 2005-B, Cl. A2, 3.75%, 12/8/07                0         184,096       184,096               0         183,666         183,666
------------------------------------------------------------------------------------------------------------------------------------
Equity One ABS, Inc., Home Equity
Asset-Backed Security, Series 2004-3, Cl.
AF2, 3.80%, 7/25/34(5)                       1,610,000         230,000     1,840,000       1,603,612         229,088       1,832,700
------------------------------------------------------------------------------------------------------------------------------------
First Franklin Mortgage Loan Asset-Backed
Certificates, Home Equity Receivables,
Series 2005-FF10, Cl. A3, 4.589%,
11/25/35(5)                                  2,270,000         330,000     2,600,000       2,271,402         330,204       2,601,606
------------------------------------------------------------------------------------------------------------------------------------
Ford Credit Auto Owner Trust, Automobile
Loan Pass-Through Certificates:
Series 2005-A, Cl. A3, 3.48%, 11/17/08       1,370,000         190,000     1,560,000       1,353,538         187,717       1,541,255
Series 2005-B, Cl. A2, 3.78%, 9/15/07          957,896         134,105     1,092,001         955,902         133,826       1,089,728
------------------------------------------------------------------------------------------------------------------------------------
GS Auto Loan Trust, Automobile Loan
Asset-Backed Securities,
Series 2005-1, Cl. A2, 4.32%, 5/15/08        4,010,000         590,000     4,600,000       3,999,465         588,450       4,587,915
------------------------------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust,
Automobile Receivable
Obligations:
Series 2005-1, Cl. A2, 3.21%, 5/21/07          569,442          79,599       649,041         567,886          79,382         647,268
Series 2005-3, Cl. A2, 3.73%, 10/18/07       1,420,000         210,000     1,630,000       1,413,216         208,997       1,622,213
------------------------------------------------------------------------------------------------------------------------------------
Household Home Equity Loan Trust, Home
Equity Loan Pass- Through Certificates,
Series 2005-3, Cl. A1, 4.63%, 1/20/35(5)     1,126,447         163,516     1,289,963       1,127,251         163,633       1,290,884
------------------------------------------------------------------------------------------------------------------------------------
Lehman XS Trust, Home Equity Mtg.
Pass-Through Certificates,
Series 2005-2, Cl. 2A1B, 3.63%, 8/25/35(5)   1,775,305         263,582     2,038,887       1,777,812         263,955       2,041,767
------------------------------------------------------------------------------------------------------------------------------------
Litigation Settlement Monetized Fee Trust,
Asset-Backed Certificates,
Series 2001-1A, Cl. A1, 8.33%, 4/25/31(4)            0         596,634       596,634               0         606,419         606,419
------------------------------------------------------------------------------------------------------------------------------------
MBNA Credit Card Master Note Trust, Credit
Card Receivables,
Series 2003-C7, Cl. C7, 5.719%, 3/15/16(5)   2,540,000         360,000     2,900,000       2,694,057         381,835       3,075,892
------------------------------------------------------------------------------------------------------------------------------------
Nissan Auto Lease Trust, Automobile Lease
Obligations, Series
2004-A, Cl. A2, 2.55%, 1/15/07                 117,010          16,849       133,859         116,980          16,845         133,825
------------------------------------------------------------------------------------------------------------------------------------

Onyx Acceptance Owner Trust, Automobile
Receivable Obligations,
Series 2005-B, Cl. A2, 4.03%, 4/15/08        1,170,000          170,000    1,340,000       1,166,404         169,477       1,335,881
------------------------------------------------------------------------------------------------------------------------------------
Popular ABS Mortgage Pass-Through Trust,
Home Equity Pass-Through Certificates:
Series 2004-5, Cl. A F2, 3.735%, 11/10/34(5)   500,000           70,000      570,000         494,016          69,162         563,178
Series 2005-1, Cl. A F2, 3.914%, 5/25/35(5)    390,000           60,000      450,000         384,629          59,174         443,803
Series 2005-2, Cl. A F2, 4.415%, 4/25/35(5)    630,000           90,000      720,000         623,828          89,118         712,946
------------------------------------------------------------------------------------------------------------------------------------
Residential Asset Mortgage Products, Inc.,
Home Equity Asset-Backed Pass-Through
Certificates, Series
2004-RS7, Cl. AI3, 4.45%, 7/25/28            1,130,000         170,000     1,300,000       1,124,322         169,146       1,293,468
------------------------------------------------------------------------------------------------------------------------------------
Structured Asset Securities Corp., CMO
Pass-Through Certificates,
Series 2005-4XS, Cl. 3A1, 5.18%, 3/26/35     2,401,697         324,196     2,725,893       2,402,603         324,318       2,726,921
------------------------------------------------------------------------------------------------------------------------------------
USAA Auto Owner Trust, Automobile Loan
Asset-Backed Nts.:
Series 2004-2, Cl. A2, 2.41%, 2/15/07           37,292           5,119        42,411          37,280           5,117          42,397
Series 2004-3, Cl. A2, 2.79%, 6/15/07          386,411          58,449       444,860         385,795          58,356         444,151
------------------------------------------------------------------------------------------------------------------------------------
Volkswagen Auto Lease Trust, Automobile
Lease Asset-Backed Securities:
Series 2004-A, Cl. A2, 2.47%, 1/22/07          377,103          53,181       430,284         376,479          53,093         429,572
Series 2005-A, Cl. A2, 3.52%, 4/20/07        1,484,067         212,010     1,696,077       1,479,517         211,360       1,690,877
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Auto Owner Trust, Automobile
Receivable Nts., Series
2004-B, Cl. A2, 2.40%, 5/21/07                 177,962          25,652       203,614         177,714          25,616         203,330
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Home Equity Trust, Home Equity
Asset-Backed Certificates,
Series 2004-2, Cl. AI1B, 2.94%, 9/25/18(5)     735,337         103,777       839,114         730,150         103,046         833,196
------------------------------------------------------------------------------------------------------------------------------------
WFS Financial Owner Trust, Automobile
Receivable Obligations,
Series 2002-2, Cl. A4, 4.50%, 2/20/10          345,678          46,090       391,768         345,850          46,113         391,963
------------------------------------------------------------------------------------------------------------------------------------
Whole Auto Loan Trust, Automobile Loan
Receivable Certificates,
Series 2004-1, Cl. A2A, 2.59%, 5/15/07         628,951          91,556       720,507         626,633          91,219         717,852
                                                                                          ------------------------------------------
Total Asset-Backed Securities
(Cost $52,194,243, Cost $8,299,229,
Combined Cost $60,493,472)                                                                51,966,997       8,276,081      60,243,078

------------------------------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--29.8%
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--24.8%
------------------------------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--24.6%
Federal Home Loan Mortgage Corp.:
4.50%, 5/1/19                                4,780,723         413,604     5,194,327       4,659,869         403,148       5,063,017
5%, 1/1/36(7)                                5,010,000         601,000     5,611,000       4,850,306         581,843       5,432,149
6%, 9/1/24                                   1,042,916               0     1,042,916       1,060,298               0       1,060,298
6%, 4/1/17-7/1/24                                    0         840,199       840,199               0         856,592         856,592
6.50%, 4/1/18-4/1/34                         2,123,623         296,475     2,420,098       2,184,457         304,964       2,489,421
7%, 5/1/29                                     420,542               0       420,542         438,428               0         438,428
7%, 6/1/29                                           0         415,143       415,143               0         432,800         432,800

7%, 5/1/29-11/1/32                           2,559,977         376,307     2,936,284       2,667,658         392,137       3,059,795
8%, 4/1/16                                           0          84,436        84,436               0          89,971          89,971
9%, 8/1/22-5/1/25                                    0          23,289        23,289               0          25,237          25,237
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO
Gtd. Real Estate Mtg.Investment
Conduit Multiclass Pass-Through
Certificates:
Series 1669, Cl. G, 6.50%, 2/15/23              10,794           1,542        12,336          10,782           1,540          12,322
Series 2034, Cl. Z, 6.50%, 2/15/28             505,209          68,272       573,481         521,874          70,524         592,398
Series 2053, Cl. Z, 6.50%, 4/15/28             550,628          76,103       626,731         567,384          78,419         645,803
Series 2055, Cl. ZM, 6.50%, 5/15/28            709,094         106,364       815,458         727,853         109,178         837,031
Series 2075, Cl. D, 6.50%, 8/15/28           1,668,566         209,642     1,878,208       1,719,017         215,981       1,934,998
Series 2080, Cl. Z, 6.50%, 8/15/28             449,028          65,483       514,511         460,259          67,121         527,380
Series 2387, Cl. PD, 6%, 4/15/30               521,787          76,395       598,182         526,748          77,121         603,869
Series 2456, Cl. BD, 6%, 3/15/30               182,904          26,129       209,033         183,281          26,183         209,464
Series 2500, Cl. FD, 4.869%, 3/15/32(5)        235,312          34,045       269,357         237,901          34,420         272,321
Series 2526, Cl. FE, 4.769%, 6/15/29(5)        310,235          43,961       354,196         312,471          44,277         356,748
Series 2551, Cl. FD, 4.769%, 1/15/33(5)        241,402          34,298       275,700         243,655          34,618         278,273
Series 2583, Cl. KA, 5.50%, 3/15/22          1,254,138         177,215     1,431,353       1,256,532         177,553       1,434,085
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., CMO
Pass-Through Participation
Certificates, Series 151,
Cl. F, 9%, 5/15/21                              50,585               0        50,585          50,508               0          50,508
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Interest-Only Stripped Mtg.-
Backed Security:
Series 176, Cl. IO, 6/1/26(8)                  433,238          62,920       496,158          92,219          13,393         105,612
Series 183, Cl. IO, 4/1/27(8)                  680,719          97,622       778,341         141,611          20,308         161,919
Series 184, Cl. IO, 12/1/26(8)                 737,101         105,372       842,473         145,756          20,837         166,593
Series 192, Cl. IO, 2/1/28(8)                  206,117          30,715       236,832          42,132           6,279          48,411
Series 200, Cl. IO, 1/1/29(8)                  244,889          36,410       281,299          53,237           7,915          61,152
Series 2003-118, Cl. S, 12/25/33(8)          3,525,963         511,445     4,037,408         385,180          55,871         441,051
Series 2130, Cl. SC, 3/15/29(8)                558,307          84,462       642,769          41,632           6,298          47,930
Series 2796, Cl. SD, 7/15/26(8)                828,676         110,529       939,205          64,313           8,578          72,891
Series 2920, Cl. S, 1/15/35(8)               4,870,804         688,106     5,558,910         235,458          33,263         268,721
Series 3000, Cl. SE, 7/15/25(8)              4,510,205         666,879     5,177,084         164,831          24,372         189,203
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.,
Principal-Only Stripped Mtg.-
Backed Security, Series 176, Cl. PO,
6/1/26(9)                                      175,656          35,131       210,787         148,178          29,636         177,814
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
5%, 6/1/18-7/1/18                            4,646,677         657,311     5,303,988       4,605,093         651,429       5,256,522
5%, 1/1/36(7)                               24,834,000       3,774,000    28,608,000      24,065,686       3,657,240      27,722,926
5.50%, 1/1/21(7)                            17,227,000       2,699,000    19,926,000      17,334,669       2,715,869      20,050,538
5.50%, 2/1/33                                        0         261,861       261,861               0         260,023         260,023
5.50%, 3/1/33-4/1/33                         3,742,761         506,867     4,249,628       3,716,483         503,308       4,219,791
5.50%, 4/1/33                                  959,581               0       959,581         952,844               0         952,844
5.50%, 7/1/33                                1,372,120               0     1,372,120       1,362,486               0       1,362,486
5.50%, 5/1/33-1/1/34                        25,072,975       3,457,848    28,530,823      24,896,936       3,433,569      28,330,505

5.50%, 12/1/33                                       0          53,644        53,644               0          53,267          53,267
5.50%, 1/1/34-11/1/34                                0         479,929       479,929               0         476,179         476,179
5.50%, 1/1/36(7)                            53,775,000       7,090,000    60,865,000      53,254,028       7,021,312      60,275,340
6%, 5/1/16-9/1/32                            8,048,653               0     8,048,653       8,165,643               0       8,165,643
6%, 7/1/16-11/1/32                          11,053,504       1,241,140    12,294,644      11,286,404       1,266,780      12,553,184
6%, 11/1/17-10/1/19                                  0         464,806       464,806               0         475,267         475,267
6%, 2/1/21(7)                                1,500,000               0     1,500,000       1,531,407               0       1,531,407
6%, 1/1/36(7)                                7,057,000       2,008,000     9,065,000       7,123,159       2,026,825       9,149,984
6.50%, 3/1/36                                        0          43,060        43,060               0          44,384          44,384
6.50%, 12/1/27-11/1/31                       2,979,838               0     2,979,838       3,071,471               0       3,071,471
6.50%, 10/1/30                                 290,325          42,889       333,214         299,160          44,194         343,354
6.50%, 1/1/36(7)                            15,167,000       2,702,000    17,869,000      15,560,402       2,772,084      18,332,486
7%, 11/1/17                                  1,649,721         227,819     1,877,540       1,715,310         236,876       1,952,186
7%, 2/25/22                                          0         150,587       150,587               0         153,834         153,834
7.50%, 1/1/08-6/1/08                                 0          19,140        19,140               0          19,583          19,583
7.50%, 8/1/29                                  645,719          73,239       718,958         677,870          76,886         754,756
8.50%, 7/1/32                                   45,728           7,415        53,143          49,515           8,030          57,545
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.
Grantor, Trust, CMO, Trust 2002-
T1, Cl. A2, 7%, 11/25/31                     1,612,983         232,205     1,845,188       1,669,975         240,409       1,910,384
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO
Gtd. Real Estate Mtg.Investment
Conduit Pass-Through Certificates:
Trust 1993-87, Cl. Z, 6.50%, 6/25/23         1,319,239         179,996     1,499,235       1,361,554         185,769       1,547,323
Trust 1996-35, Cl. Z, 7%, 7/25/26                    0         272,403       272,403               0         283,322         283,322
Trust 1998-63, Cl. PG, 6%, 3/25/27              37,898           5,646        43,544          37,808           5,632          43,440
Trust 2001-50, Cl. NE, 6%, 8/25/30             284,351          42,388       326,739         286,019          42,636         328,655
Trust 2001-51, Cl. OD, 6.50%, 10/25/31       1,806,060         262,583     2,068,643       1,860,146         270,447       2,130,593
Trust 2001-70, Cl. LR, 6%, 9/25/30             334,768          48,554       383,322         337,978          49,020         386,998
Trust 2001-72, Cl. NH, 6%, 4/25/30             199,753          29,870       229,623         201,302          30,101         231,403
Trust 2001-74, Cl. PD, 6%, 5/25/30              80,868          11,284        92,152          81,072          11,312          92,384
Trust 2002-77, Cl. WF, 4.77%, 12/18/32(5)      374,214          52,966       427,180         377,075          53,371         430,446
Trust 2003-17, Cl. EQ, 5.50%, 3/25/23          630,000               0       630,000         634,782               0         634,782
Trust 2003-28, Cl. KG, 5.50%, 4/25/23        1,045,000               0     1,045,000       1,067,831               0       1,067,831
Trust 2004-101, Cl. BG, 5%, 1/25/20          1,633,000         236,000     1,869,000       1,611,598         232,907       1,844,505
Trust 2005-71, Cl. DB, 4.50%, 8/25/25                0         160,000       160,000               0         150,280         150,280
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., CMO
Gtd. Real Estate Mtg.Investment
Conduit Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed
Security
Trust 1993-223, Cl. PM, 6.50%, 10/25/23(8)           0          58,737        58,737               0           5,956           5,956
Trust 2002-38, Cl. SO, 2.806%, 4/25/32(8)      878,236          81,762       959,998          51,298           4,776          56,074
Trust 2002-47, Cl. NS, 3.806%, 4/25/32(8)      920,863         132,023     1,052,886          74,255          10,646          84,901
Trust 2002-51, Cl. S, 3.806%, 8/25/32(8)       845,498         121,287       966,785          68,486           9,824          78,310
Trust 2002-77, Cl. IS, 3.96%, 12/18/32(8)    1,496,254         139,299     1,635,553         125,814          11,713         137,527
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Interest-Only Stripped Mtg.-
Backed Security:
Trust 2001-65, Cl. S, 3.706%, 11/25/31(8)    2,060,650         302,474     2,363,124         190,709          27,993         218,702
Trust 2001-81, Cl. S, 3.756%, 1/25/32(8)       471,506          66,698       538,204          41,054           5,807          46,861
Trust 2002-52, Cl. SD, 3.806%, 9/25/32(8)    1,034,124         148,347     1,182,471          85,113          12,210          97,323
Trust 2002-77, Cl. SH, 3.96%, 12/18/32(8)      613,851          87,336       701,187          57,821           8,227          66,048
Trust 2002-9, Cl. MS, 3.906%, 3/25/32(8)       631,954          93,691       725,645          55,246           8,191          63,437
Trust 2002-96, Cl. SK, 3.806%, 4/25/32(8)    5,339,626         786,683     6,126,309         458,868          67,605         526,473
Trust 2003-4, Cl. S, 4.056%, 2/25/33(8)      1,132,019         167,458     1,299,477         120,178          17,778         137,956
Trust 2004-54, Cl. DS, 2.906%, 11/25/30(8)     930,491         124,863     1,055,354          53,571           7,189          60,760
Trust 2005-19, Cl. SA, 2.556%, 3/25/35(8)   13,056,238       1,840,753    14,896,991         726,880         102,480         829,360
Trust 2005-40, Cl. SA, 2.506%, 5/25/35(8)    2,885,085         396,403     3,281,488         153,724          21,121         174,845
Trust 2005-6, Cl. SE, 2.506%, 2/25/35(8)     3,309,749         464,773     3,774,522         172,195          24,181         196,376
Trust 2005-71, Cl. SA, 2.556%, 8/25/25(8)    2,892,185         421,960     3,314,145         172,831          25,216         198,047
Trust 214, Cl. 2, 7.50%, 3/1/23(8)           1,352,626               0     1,352,626         312,597               0         312,597
Trust 222, Cl. 2, 7%, 6/1/23(8)              1,516,880         218,096     1,734,976         359,853          51,740         411,593
Trust 240, Cl. 2, 7%, 9/1/23(8)              2,330,050         341,888     2,671,938         485,219          71,196         556,415
Trust 247, Cl. 2, 7.50%, 10/1/23(8)                  0         365,475       365,475               0          81,509          81,509
Trust 252, Cl. 2, 7.50%, 11/1/23(8)          1,121,979         161,929     1,283,908         247,758          35,758         283,516
Trust 273, Cl. 2, 7%, 8/1/26(8)                324,393          47,128       371,521          66,955           9,727          76,682
Trust 319, Cl. 2, 6.50%, 2/1/32(8)             453,497          66,664       520,161         102,822          15,115         117,937
Trust 321, Cl. 2, 6.50%, 3/1/32(8)           4,704,270         657,034     5,361,304       1,061,722         148,288       1,210,010
Trust 329, Cl. 2, 5.50%, 1/1/33(8)           1,167,197         109,088     1,276,285         258,678          24,176         282,854
Trust 331, Cl. 9, 6.50%, 2/1/33(8)                   0         181,681       181,681               0          41,222          41,222
Trust 333, Cl. 2, 5.50%, 3/1/33(8)          13,772,744       1,656,094    15,428,838       3,086,231         371,102       3,457,333
Trust 334, Cl. 17, 6.50%, 2/1/33(8)            771,279         108,969       880,248         170,907          24,146         195,053
Trust 338, Cl. 2, 5.50%, 6/1/33(8)           5,393,055         894,982     6,288,037       1,205,204         200,005       1,405,209
Trust 350, Cl. 2, 5.50%, 2/1/34(8)           5,010,115         735,650     5,745,765       1,111,082         163,143       1,274,225
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-
Backed Security, Trust 1993-184, Cl.
M, %, 9/25/23(9)                               516,511               0       516,511         433,563               0         433,563
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.,
Principal-Only Stripped Mtg.-
Backed Security, Trust 1993-184, Cl.
M, %, 9/25/23(9)                                     0          71,275        71,275               0          59,829          59,829

                                                                                         224,900,168      33,370,391     258,270,559
------------------------------------------------------------------------------------------------------------------------------------
GNMA/GUARANTEED--0.2%
Government National Mortgage Assn.:
4.375%, 3/20/26(5)                              35,589               0        35,589          35,910               0          35,910
7%, 4/15/26                                    225,806               0       225,806         237,776               0         237,776
7%, 4/15/09-2/15/24                                  0         118,240       118,240               0         123,510         123,510
7.50%, 5/15/27                               1,232,551               0     1,232,551       1,298,868               0       1,298,868
7.50%, 3/15/09                                       0          69,557        69,557               0          72,229          72,229
8%, 5/15/17                                          0          47,926        47,926               0          51,304          51,304
8.50%, 8/15/17-12/15/17                              0          30,423        30,423               0          32,831          32,831
------------------------------------------------------------------------------------------------------------------------------------

Government National Mortgage Assn.,
Interest-Only Stripped Mtg.-
Backed Security:
Series 2001-21, Cl. SB, 3.23%, 1/16/27(8)    1,103,317         204,545     1,307,862          75,973          14,085          90,058
Series 2002-15, Cl. SM, 3.13%, 2/16/32(8)    1,052,766               0     1,052,766          73,205               0          73,205
Series 2002-76, Cl. SY, 3.33%, 12/16/26(8)   2,152,668         275,321     2,427,989          94,392          12,072         106,464
Series 2004-11, Cl. SM, 3.28%, 1/17/30(8)      778,163          99,775       877,938          32,818           4,208          37,026
                                                                                           -----------------------------------------
                                                                                           1,848,942         310,239       2,159,181
------------------------------------------------------------------------------------------------------------------------------------
NON-AGENCY--5.0%
------------------------------------------------------------------------------------------------------------------------------------
COMMERCIAL--4.6%
Banc of America Commercial Mortgage,
Inc., Commercial Mtg. Pass Through
Certificates:
Series 2005-3, Cl. A2, 4.501%, 7/10/43       1,580,000         230,000     1,810,000       1,542,679         224,567       1,767,246
Series 2004-6, Cl. A3, 4.512%, 12/10/42      1,480,000         210,000     1,690,000       1,433,938         203,464       1,637,402
Series 2005-2, Cl. A4, 4.783%, 7/10/43(5)    1,910,000         280,000     2,190,000       1,875,267         274,908       2,150,175
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Funding Corp., CMO
Pass-Through Certificates,
Series 2004-2, Cl. 2A1, 6.50%, 7/20/32       1,480,415         198,406     1,678,821       1,482,022         198,622       1,680,644
------------------------------------------------------------------------------------------------------------------------------------
Banc of America Mortgage Securities,
Inc., CMO Pass-Through
Certificates:
Series 2004-E, Cl. 2A9, 3.712%, 6/25/34(5)      31,105           4,212        35,317          31,095           4,211          35,306
Series 2005-E, Cl. 2A2, 4.983%, 6/25/35(5)     334,530          49,560       384,090         333,012          49,335         382,347
Series 2004-8, Cl. 5A1, 6.50%, 5/25/32       1,160,846         164,368     1,325,214       1,178,984         166,936       1,345,920
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns Commercial Mortgage
Securities, Inc., Commercial Mtg.
Obligations, Series 2005-PWR7, Cl.
A2, 4.945%, 2/11/41                            750,000         100,000       850,000         741,753          98,900         840,653
------------------------------------------------------------------------------------------------------------------------------------
Citigroup/Deutsche Bank Commercial
Mortgage Trust, Commercial
Mtg. Obligations, Series 2005-CD1, Cl.
A4, 5.225%, 7/15/44                          1,810,000         260,000     2,070,000       1,829,996         262,872       2,092,868
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, CMO:
Series 2004-J9, Cl. 1A1, 4.559%, 10/25/34(5)   427,764          63,080       490,844         428,096          63,129         491,225
Series 2005-J3, Cl. 3A1, 6.50%, 9/25/34      1,883,672               0     1,883,672       1,907,481               0       1,907,481
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First Chicago/Lennar Trust 1,
Commercial Mtg. Pass-Through
Certificates, Series 1997-CHL1, Cl. D,
7.674%, 4/29/39(5,6)                         1,170,000         170,000     1,340,000       1,175,850         170,850       1,346,700
------------------------------------------------------------------------------------------------------------------------------------
First Union National Bank/Lehman
Brothers/Bank of America
Commercial Mtg. Trust, Pass-Through
Certificates, Series 1998-C2,
Cl. A2, 6.56%, 11/18/35                        887,553         126,793     1,014,346         912,761         130,394       1,043,155
------------------------------------------------------------------------------------------------------------------------------------
GE Capital Commercial Mortgage Corp.,
Commercial Mtg.
Obligations:
Series 2004-C3, Cl. A2, 4.433%, 7/10/39        960,000               0       960,000         943,764               0         943,764
Series 2005-CA, Cl. A3, 4.578%, 6/10/48        650,000          90,000       740,000         632,683          87,602         720,285
Series 2005-C3, Cl. A2, 4.853%, 7/10/45        940,000         140,000     1,080,000         933,768         139,072       1,072,840
------------------------------------------------------------------------------------------------------------------------------------
GMAC Commercial Mortgage Securities,
Inc., Commercial Mtg.
Pass-Through Certificates:
Series 2004-C3, Cl. A4, 4.547%, 12/10/41       940,000         140,000     1,080,000         910,482         135,604       1,046,086
Series 1997-C1, Cl. A3, 6.869%, 7/15/29        544,365          71,784       616,149         556,763          73,419         630,182
------------------------------------------------------------------------------------------------------------------------------------

Greenwich Capital Commercial Funding
Corp., Commercial Mtg. Pass-Through
Certificates:
Series 2005-G G3, Cl. A2, 4.305%,
8/10/42                                      1,330,000         190,000     1,520,000       1,295,927         185,132       1,481,059
Series 2005-G G5, Cl. A2, 5.117%,
4/10/37(3)                                   1,050,000         150,000     1,200,000       1,053,206         150,458       1,203,664
------------------------------------------------------------------------------------------------------------------------------------
GS Mortgage Securities Corp. II,
Commercial Mtg. Pass-Through
Certificates:
Series 2004-C1, Cl. A1, 3.659%,
10/10/28                                       992,056         147,335     1,139,391         961,427         142,786       1,104,213
Series 2004-GG2, Cl. A3, 4.602%,
8/10/38                                        620,000               0       620,000         612,409               0         612,409
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage
Securities Corp., Commercial Mtg.
Pass-Through Certificates,
Series 2005-LDP2, Cl.
A2, 4.575%, 7/15/42                            380,000          60,000       440,000         372,481          58,813         431,294
------------------------------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust,
Commercial Mtg. Pass-
Through Certificates, Series 2005-C5,
Cl. A2, 4.885%, 9/15/30                      1,120,000         160,000     1,280,000       1,112,665         158,952       1,271,617
------------------------------------------------------------------------------------------------------------------------------------
Mastr Alternative Loan Trust, CMO
Pass-Through Certificates:
Series 2004-9, Cl. A3, 4.70%, 8/25/34(5)     3,541,867         543,496     4,085,363       3,525,714         541,017       4,066,731
Series 2004-6, Cl. 10A1, 6%, 7/25/34         1,914,262         283,571     2,197,833       1,924,763         285,127       2,209,890
------------------------------------------------------------------------------------------------------------------------------------
Mastr Seasoned Securities Trust, Mtg.
Pass-Through Certificates,
Series 2004-2, Cl. A1, 6.50%, 8/25/32        2,771,666         406,678     3,178,344       2,798,516         410,618       3,209,134
------------------------------------------------------------------------------------------------------------------------------------
Nomura Asset Securities Corp.,
Commercial Mtg. Pass-Through
Certificates, Series 1998-D6, Cl.
A1B, 6.59%, 3/15/30                          1,130,000         160,000     1,290,000       1,168,589         165,464       1,334,053
------------------------------------------------------------------------------------------------------------------------------------
Prudential Mortgage Capital Co. II
LLC, Commercial Mtg. Pass-
Through Certificates, Series PRU-HTG
2000-C1, Cl. A2, 7.306%,
10/6/15                                      1,362,000         192,000     1,554,000       1,490,033         210,049       1,700,082
------------------------------------------------------------------------------------------------------------------------------------
Residential Accredit Loans, Inc.,
Mtg. Asset-Backed Pass-Through
Certificates, Series 2003-QS1, Cl.
A2, 5.75%, 1/25/33                             987,329         145,007     1,132,336         989,234         145,287       1,134,521
------------------------------------------------------------------------------------------------------------------------------------
Salomon Brothers Mortgage Securities
VII, Inc., Commercial Mtg.
Pass-Through Certificates, Series
1996-C1, Cl. F, 8.301%, 1/20/28(4,5)           250,000               0       250,000         205,000               0         205,000
------------------------------------------------------------------------------------------------------------------------------------
Wachovia Bank Commercial Mortgage
Trust, Commercial Mtg.
Obligations:
Series 2005-C17, Cl. A2, 4.782%,
3/15/42                                      2,190,000         300,000     2,490,000       2,165,842         296,691       2,462,533
Series 2005-C20, Cl. A5, 5.087%,
7/15/42(5)                                   1,120,000         160,000     1,280,000       1,112,655         158,951       1,271,606
------------------------------------------------------------------------------------------------------------------------------------
Washington Mutual Mortgage Securities
Corp., CMO Pass-Through Certificates,
Series 2005-AR5, Cl.
A1, 4.681%, 5/25/35(5)                       1,346,336         189,533     1,535,869       1,345,369         189,397       1,534,766
------------------------------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed
Securities Trust, CMO, Series 2004-
DD, Cl. 2A1, 4.522%, 1/25/35(5)              1,257,852         181,858     1,439,710       1,254,004         181,302       1,435,306
                                                                                          ------------------------------------------
                                                                                          42,238,228       5,563,929      47,802,157
------------------------------------------------------------------------------------------------------------------------------------
OTHER--0.1%
JPMorgan Chase Commercial Mortgage
Securities Corp., Commercial Mtg.
Pass-Through Certificates,
Series 2005-LDP4, Cl. A2, 4.79%, 10/15/42    1,360,000         200,000     1,560,000       1,342,689         197,454       1,540,143

------------------------------------------------------------------------------------------------------------------------------------
RESIDENTIAL--0.3%
Countrywide Alternative Loan Trust,
CMO, Series 2005-J1, Cl.
3A1, 6.50%, 8/25/32(3)                      2,918,059          424,270     3,342,329       2,970,038         431,828       3,401,866
                                                                                         -------------------------------------------
Total Mortgage-Backed Obligations
(Cost $274,548,094, Cost $40,044,218,
Combined Cost $314,592,312)                                                              273,300,065      39,873,841     313,173,906

------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--5.0%
------------------------------------------------------------------------------------------------------------------------------------
Fannie Mae Unsec. Nts., 3.69%, 10/5/07(10)   1,245,000               0     1,245,000       1,148,133               0       1,148,133
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank Unsec. Bonds:
3.125%, 11/15/06                             2,600,000               0     2,600,000       2,564,437               0       2,564,437
3.50%, 11/15/07                              1,020,000         140,000     1,160,000         997,395         136,897       1,134,292
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Unsec. Nts.:
3.625%, 9/15/06(11)                          3,495,000               0     3,495,000       3,470,423               0       3,470,423
3.625%, 9/15/06                                      0       1,065,000     1,065,000               0       1,057,511       1,057,511
4.125%, 7/12/10(3)                           1,406,000         250,000     1,656,000       1,372,460         244,036       1,616,496
4.375%, 11/16/07                             1,280,000         195,000     1,475,000       1,272,060         193,790       1,465,850
6.625%, 9/15/09                                235,000         240,000       475,000         249,879         255,195         505,074
------------------------------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.
Unsec. Nts.:
4%, 2/28/07                                  2,310,000         320,000     2,630,000       2,290,621         317,316       2,607,937
4.25%, 7/15/07                               2,170,000         550,000     2,720,000       2,154,626         546,103       2,700,729
4.75%, 12/15/10(3)                             130,000               0       130,000         130,144               0         130,144
6%, 5/15/11                                  4,005,000         600,000     4,605,000       4,240,690         635,309       4,875,999
6.625%, 9/15/09                                135,000               0       135,000         143,669               0         143,669
7.25%, 1/15/10(11)                           1,500,000               0     1,500,000       1,635,806               0       1,635,806
7.25%, 1/15/10(11)                                   0         750,000       750,000               0         817,903         817,903
7.25%, 5/15/30(3)                            1,215,000         170,000     1,385,000       1,613,196         225,715       1,838,911
------------------------------------------------------------------------------------------------------------------------------------
Tennessee Valley Authority Bonds:
4.65%, 6/15/35  (3)                          1,560,000         280,000     1,840,000       1,480,640         265,756       1,746,396
5.375%, 11/13/08(3)                            375,000         109,000       484,000         381,948         111,019         492,967
Series A, 6.79%, 5/23/12                    11,936,000         950,000    12,886,000      13,226,496       1,052,712      14,279,208
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Bonds:
5.375%, 2/15/31(3)                           1,486,000         269,000     1,755,000       1,669,661         302,247       1,971,908
8.875%, 8/15/17(3)                             465,000               0       465,000         646,314               0         646,314
STRIPS, 4.96%, 2/15/16(10)                           0         171,000       171,000               0         108,568         108,568
------------------------------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts.:
3.875%, 7/15/10-9/15/10(3)                   2,744,000         297,000     3,041,000       2,688,218         291,028       2,979,246
4.25%, 11/30/07                                202,000               0       202,000         201,471               0         201,471
4.25%, 8/15/15(3)                              293,000               0       293,000         289,303               0         289,303
4.25%, 11/30/07-8/15/15                              0          86,000        86,000               0          85,235          85,235
4.375%, 12/15/10                               254,000               0       254,000         254,278               0         254,278
4.375%, 11/15/08(3)                            640,000               0       640,000         640,300               0         640,300
4.375%, 11/15/08-12/15/10                            0         113,000       113,000               0         113,074         113,074

5%, 8/15/11(3)                                 810,000               0       810,000         836,293               0         836,293
5%, 2/15/11(3)                                 440,000          76,000       516,000         453,321          78,301         531,622
                                                                                          ------------------------------------------
Total U.S. Government Obligations
(Cost $46,704,517, Cost $8,931,513,
Combined Cost $55,636,030)                                                                46,051,782       6,837,715      52,889,497

------------------------------------------------------------------------------------------------------------------------------------
FOREIGN GOVERNMENT OBLIGATIONS--0.2%
------------------------------------------------------------------------------------------------------------------------------------
United Mexican States Nts., 7.50%,
1/14/12 (Cost $1,779,531, Cost
$249,445, Combined Cost $2,028,976)          1,620,000         235,000     1,855,000       1,810,350         262,613       2,072,963

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NON-CONVERTIBLE CORPORATE BONDS AND
NOTES--13.2%
------------------------------------------------------------------------------------------------------------------------------------
ABN Amro Bank NV (NY Branch), 7.125%
Sub. Nts., Series B, 10/15/93                  500,000               0       500,000         600,600               0         600,600
------------------------------------------------------------------------------------------------------------------------------------
Aetna, Inc., 7.375% Sr. Unsec. Nts., 3/1/06  1,675,000         250,000     1,925,000       1,681,703         251,001       1,932,704
------------------------------------------------------------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs.,
5/1/31(3)                                    1,080,000         155,000     1,235,000       1,065,399         152,905       1,218,304
------------------------------------------------------------------------------------------------------------------------------------
Allied Waste North America, Inc.,
8.875% Sr. Nts., Series B, 4/1/08(3)           840,000         125,000       965,000         890,400         132,500       1,022,900
------------------------------------------------------------------------------------------------------------------------------------
Allstate Financial Global Funding II,
4.25% Nts., 9/10/08(6)                         365,000          50,000       415,000         358,984          49,176         408,160
------------------------------------------------------------------------------------------------------------------------------------
Archer Daniels Midland Co., 5.375%
Nts., 9/15/35                                  940,000         135,000     1,075,000         904,883         129,957       1,034,840
------------------------------------------------------------------------------------------------------------------------------------
AT&T Wireless Services, Inc., 8.125%
Sr. Unsec. Nts., 5/1/12                      1,255,000         180,000     1,435,000       1,451,891         208,239       1,660,130
------------------------------------------------------------------------------------------------------------------------------------
Bankers Trust Corp., 7.375% Unsec. Sub.
Nts., 5/1/08                                   140,000          20,000       160,000         147,498          21,071         168,569
------------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual
Bonds(12)                                    1,460,000         220,000     1,680,000       1,470,059         221,516       1,691,575
------------------------------------------------------------------------------------------------------------------------------------
Beazer Homes USA, Inc., 6.875% Sr.
Unsec. Nts., 7/15/15                           895,000         130,000     1,025,000         862,556         125,288         987,844
------------------------------------------------------------------------------------------------------------------------------------
British Sky Broadcasting Group plc,
7.30% Unsec. Nts., 10/15/06                    335,000          48,000       383,000         340,485          48,786         389,271
------------------------------------------------------------------------------------------------------------------------------------
British Telecommunications plc, 8.875%
Bonds, 12/15/30                                795,000         115,000       910,000       1,066,809         154,318       1,221,127
------------------------------------------------------------------------------------------------------------------------------------
CenterPoint Energy, Inc., 7.25% Sr.
Nts., Series B, 9/1/10                         990,000         145,000     1,135,000       1,063,063         155,701       1,218,764
------------------------------------------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec.
Nts., 11/1/08                                1,660,000         240,000     1,900,000       1,765,943         255,317       2,021,260
------------------------------------------------------------------------------------------------------------------------------------
CIT Group, Inc.:
4.75% Sr. Nts., 8/15/08(3)                     265,000               0       265,000         264,151               0         264,151
7.75% Sr. Unsec. Unsub. Nts., 4/2/12           680,000         100,000       780,000         772,177         113,556         885,733
------------------------------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 6.625% Unsec. Sub.
Nts., 6/15/32                                  705,000         105,000       810,000         799,278         119,041         918,319
------------------------------------------------------------------------------------------------------------------------------------
Coca-Cola Co. (The), 7.375% Unsec.
Debs., 7/29/93                                 440,000               0       440,000         570,798               0         570,798
------------------------------------------------------------------------------------------------------------------------------------
ConAgra Foods, Inc., 6% Nts., 9/15/06          925,000         130,000     1,055,000         931,564         130,922       1,062,486
------------------------------------------------------------------------------------------------------------------------------------
Constellation Energy Group, Inc., 7.60%
Unsec. Nts., 4/1/32                          1,230,000         175,000     1,405,000       1,484,375         211,192       1,695,567
------------------------------------------------------------------------------------------------------------------------------------
Countrywide Financial Corp., 4.50%
Nts., Series A, 6/15/10                        925,000         135,000     1,060,000         898,771         131,172       1,029,943
------------------------------------------------------------------------------------------------------------------------------------
Cox Communications, Inc., 4.625% Unsec.
Nts., 1/15/10                                1,865,000         270,000     2,135,000       1,807,051         261,611       2,068,662
------------------------------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston, Inc. (USA),
5.50% Nts., 8/15/13                          1,685,000         250,000     1,935,000       1,721,514         255,418       1,976,932
------------------------------------------------------------------------------------------------------------------------------------
D.R. Horton, Inc., 6.125% Nts., 1/15/14        780,000         115,000       895,000         781,392         115,205         896,597
------------------------------------------------------------------------------------------------------------------------------------
DaimlerChrysler NA Holdings Corp., 8%
Nts., 6/15/10                                1,610,000         230,000     1,840,000       1,762,414         251,773       2,014,187
------------------------------------------------------------------------------------------------------------------------------------
Dana Corp., 6.50% Unsec. Nts., 3/1/09(3)     1,205,000         175,000     1,380,000         970,025         140,875       1,110,900
------------------------------------------------------------------------------------------------------------------------------------
Delhaize America, Inc., 9% Unsub.
Debs., 4/15/31                               1,175,000         170,000     1,345,000       1,387,226         200,705       1,587,931
------------------------------------------------------------------------------------------------------------------------------------

Deutsche Telekom International Finance
BV, 8% Unsub. Nts., 6/15/10(5)               1,105,000         160,000     1,265,000       1,253,990         181,573       1,435,563
------------------------------------------------------------------------------------------------------------------------------------
Dominion Resources, Inc., 8.125% Sr.
Unsub. Nts., 6/15/10                         1,280,000         190,000     1,470,000       1,424,029         211,379       1,635,408
------------------------------------------------------------------------------------------------------------------------------------
DTE Energy Co., 6.45% Sr. Unsub. Nts.,
6/1/06                                         830,000         120,000       950,000         835,402         120,781         956,183
------------------------------------------------------------------------------------------------------------------------------------
EOP Operating LP:
6.763% Sr. Unsec. Nts., 6/15/07                295,000               0       295,000         301,234               0         301,234
8.10% Unsec. Nts., 8/1/10                    1,210,000         205,000     1,415,000       1,337,706         226,636       1,564,342
8.375% Nts., 3/15/06                           560,000               0       560,000         563,862               0         563,862
------------------------------------------------------------------------------------------------------------------------------------
Federated Department Stores, Inc.,
6.625% Sr. Unsec. Nts., 9/1/08               1,165,000         170,000     1,335,000       1,208,092         176,288       1,384,380
------------------------------------------------------------------------------------------------------------------------------------
FedEx Corp., 2.65% Unsec. Nts., 4/1/07       1,875,000         275,000     2,150,000       1,824,390         267,577       2,091,967
------------------------------------------------------------------------------------------------------------------------------------
FirstEnergy Corp.:
5.50% Sr. Unsub. Nts., Series A, 11/15/06      730,000         105,000       835,000         732,776         105,399         838,175
7.375% Sr. Unsub. Nts., Series C,
11/15/31                                       915,000         130,000     1,045,000       1,083,068         153,879       1,236,947
------------------------------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co.:
5.80% Sr. Unsec. Nts., 1/12/09               2,250,000         325,000     2,575,000       1,964,066         283,698       2,247,764
7.375% Nts., 10/28/09                          375,000          55,000       430,000         332,847          48,818         381,665
------------------------------------------------------------------------------------------------------------------------------------
France Telecom SA, 8.50% Sr. Unsec.
Nts., 3/1/31(5)                                275,000          40,000       315,000         368,037          53,533         421,570
------------------------------------------------------------------------------------------------------------------------------------
Gap, Inc. (The):
6.90% Nts., 9/15/07                          1,360,000         135,000     1,495,000       1,390,202         137,998       1,528,200
9.55% Unsub. Nts., 12/15/08(5)                 199,000          29,000       228,000         221,291          32,248         253,539
------------------------------------------------------------------------------------------------------------------------------------
General Mills, Inc., 3.875% Nts.,
11/30/07                                     1,400,000         195,000     1,595,000       1,373,184         191,265       1,564,449
------------------------------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp.:
6.15% Nts., 4/5/07                           2,870,000         410,000     3,280,000       2,711,645         387,378       3,099,023
8% Bonds, 11/1/31(3)                         1,315,000         190,000     1,505,000       1,262,951         182,480       1,445,431
------------------------------------------------------------------------------------------------------------------------------------
Goldman Sachs Group, Inc. (The), 5.70%
Sr. Unsec. Nts., 9/1/12                      2,650,000         380,000     3,030,000       2,729,752         391,436       3,121,188
------------------------------------------------------------------------------------------------------------------------------------
Harrah's Operating Co., Inc., 5.625% Sr.
Unsec. Bonds, 6/1/15                           940,000         135,000     1,075,000         925,140         132,866       1,058,006
------------------------------------------------------------------------------------------------------------------------------------
HCA, Inc., 7.125% Sr. Unsec. Nts., 6/1/06      865,000         125,000       990,000         876,418         126,650       1,003,068
------------------------------------------------------------------------------------------------------------------------------------
Hilton Hotels Corp., 8.25% Sr. Unsec.
Nts., 2/15/11                                  800,000         114,000       914,000         877,644         125,064       1,002,708
------------------------------------------------------------------------------------------------------------------------------------
HSBC Finance Corp., 4.75% Sr. Unsec.
Nts., 7/15/13                                1,840,000         265,000     2,105,000       1,780,546         256,437       2,036,983
------------------------------------------------------------------------------------------------------------------------------------
IPALCO Enterprises, Inc., 8.375% Sr.
Sec. Nts., 11/14/08(5)                         810,000         110,000       920,000         852,525         115,775         968,300
------------------------------------------------------------------------------------------------------------------------------------
iStar Financial, Inc.:
5.125% Sr. Unsec. Nts., Series B, 4/1/11(3)    575,000          85,000       660,000         560,908          82,917         643,825
5.15% Sr. Unsec. Nts., 3/1/12                  700,000         100,000       800,000         678,797          96,971         775,768
------------------------------------------------------------------------------------------------------------------------------------
J.C. Penney Co., Inc. (Holding Co.),
7.40% Nts., 4/1/37(3)                        1,610,000         235,000     1,845,000       1,806,765         263,720       2,070,485
------------------------------------------------------------------------------------------------------------------------------------
JPMorgan Capital XV, 5.875% Nts., 3/15/35    1,220,000         180,000     1,400,000       1,217,171         179,583       1,396,754
------------------------------------------------------------------------------------------------------------------------------------
K. Hovnanian Enterprises, Inc., 6.50%
Sr. Nts., 1/15/14                              895,000         130,000     1,025,000         860,387         124,972         985,359
------------------------------------------------------------------------------------------------------------------------------------
Kaiser Aluminum & Chemical Corp.,
10.875% Sr. Nts., Series B, 10/15/06(13)       250,000               0       250,000         253,750               0         253,750
------------------------------------------------------------------------------------------------------------------------------------
KB Home, 5.75% Sr. Unsec. Unsub. Nts.,
2/1/14                                       1,145,000         165,000     1,310,000       1,085,311         156,399       1,241,710
------------------------------------------------------------------------------------------------------------------------------------
Kinder Morgan, Inc., 6.50% Sr. Unsec.
Nts., 9/1/12                                   985,000         145,000     1,130,000       1,044,904         153,818       1,198,722
------------------------------------------------------------------------------------------------------------------------------------
Kraft Foods, Inc., 5.25% Nts., 6/1/07        1,105,000         160,000     1,265,000       1,109,859         160,704       1,270,563
------------------------------------------------------------------------------------------------------------------------------------

Kroger Co. (The), 6.80% Sr. Unsec.
Nts., 4/1/11                                 2,095,000         300,000     2,395,000       2,199,559         314,973       2,514,532
------------------------------------------------------------------------------------------------------------------------------------
Lear Corp., 8.11% Sr. Unsec. Nts.,
Series B, 5/15/09(3)                         1,450,000         210,000     1,660,000       1,350,484         195,587       1,546,071
------------------------------------------------------------------------------------------------------------------------------------
Lennar Corp., 5.95% Sr. Unsec. Nts.,
3/1/13(3)                                      895,000         130,000     1,025,000         902,117         131,034       1,033,151
------------------------------------------------------------------------------------------------------------------------------------
Liberty Media Corp., 5.70% Sr. Unsec.
Nts., 5/15/13(3)                               930,000         140,000     1,070,000         871,188         131,147       1,002,335
------------------------------------------------------------------------------------------------------------------------------------
Liberty Property Trust, 5.65% Sr. Nts.,
8/15/14                                        885,000         130,000     1,015,000         897,816         131,883       1,029,699
------------------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc., 5.875% Sr.
Unsec. Bonds, 8/1/33                         1,110,000         170,000     1,280,000       1,066,094         163,276       1,229,370
------------------------------------------------------------------------------------------------------------------------------------
May Department Stores Co., 7.90% Unsec.
Debs., 10/15/07                                625,000          90,000       715,000         650,989          93,742         744,731
------------------------------------------------------------------------------------------------------------------------------------
MBNA Corp., 7.50% Sr. Nts., Series F,
3/15/12                                      1,380,000         200,000     1,580,000       1,556,288         225,549       1,781,837
------------------------------------------------------------------------------------------------------------------------------------
Merrill Lynch & Co., Inc., 5% Sr.
Unsub. Nts., Series C, 2/3/14                1,825,000         265,000     2,090,000       1,805,239         262,131       2,067,370
------------------------------------------------------------------------------------------------------------------------------------
MetLife, Inc., 5.70% Sr. Unsec. Nts.,
6/15/35                                        915,000         135,000     1,050,000         921,663         135,983       1,057,646
------------------------------------------------------------------------------------------------------------------------------------
MidAmerican Energy Holdings Co., 5.875%
Sr. Unsec. Nts., 10/1/12                     1,525,000         220,000     1,745,000       1,576,534         227,434       1,803,968
------------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley, 6.60% Nts., 4/1/12             855,000         125,000       980,000         920,191         134,531       1,054,722
------------------------------------------------------------------------------------------------------------------------------------
National City Bank, 6.20% Sub. Nts.,
12/15/11                                       124,000          17,000       141,000         131,368          18,010         149,378
------------------------------------------------------------------------------------------------------------------------------------
Nationwide Financial Services, Inc.:
5.90% Nts., 7/1/12                             675,000          95,000       770,000         704,678          99,177         803,855
6.25% Sr. Unsec. Nts., 11/15/11                195,000          30,000       225,000         205,491          31,614         237,105
------------------------------------------------------------------------------------------------------------------------------------
NiSource Finance Corp.:
3.20% Nts., 11/1/06                            250,000               0       250,000         246,434               0         246,434
7.875% Sr. Unsec. Nts., 11/15/10             1,070,000         190,000     1,260,000       1,186,730         210,729       1,397,459
------------------------------------------------------------------------------------------------------------------------------------
Pemex Project Funding Master Trust,
5.75% Unsec. Unsub. Nts.,
Series 12, 12/15/15(3,6)                     1,480,000         215,000     1,695,000       1,474,450         214,194       1,688,644
------------------------------------------------------------------------------------------------------------------------------------
Petroleum Export Ltd. Cayman SPV,
4.623% Sr. Nts., Cl. A1, 6/15/10(6)          2,717,000         395,000     3,112,000       2,692,908         391,498       3,084,406
------------------------------------------------------------------------------------------------------------------------------------
PF Export Receivables Master Trust,
3.748% Sr. Nts., Series B, 6/1/13(6)           533,014          64,478       597,492         506,467          61,266         567,733
------------------------------------------------------------------------------------------------------------------------------------
Popular North America, Inc., 5.20%
Nts., 12/12/07                               1,855,000         265,000     2,120,000       1,854,048         264,864       2,118,912
------------------------------------------------------------------------------------------------------------------------------------
Portland General Electric Co., 8.125%
First Mortgage Nts., 2/1/10(6)                 715,000          95,000       810,000         789,860         104,946         894,806
------------------------------------------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds,
Series C, 12/18/23(6)                        1,510,000         295,000     1,805,000       1,918,597         374,825       2,293,422
------------------------------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America,
8.30% Nts., 7/1/25                           1,530,000         260,000     1,790,000       1,985,654         337,431       2,323,085
------------------------------------------------------------------------------------------------------------------------------------
PSE&G Energy Holdings LLC, 7.75% Unsec.
Nts., 4/16/07                                  810,000         115,000       925,000         842,400         119,600         962,000
------------------------------------------------------------------------------------------------------------------------------------
PSE&G Power LLC, 6.875% Sr. Unsec.
Nts., 4/15/06                                  915,000         130,000     1,045,000         919,803         130,682       1,050,485
------------------------------------------------------------------------------------------------------------------------------------
PSEG Funding Trust I, 5.381% Nts.,
11/16/07                                       900,000         130,000     1,030,000         901,769         130,255       1,032,024
------------------------------------------------------------------------------------------------------------------------------------
R&B Falcon Corp., 9.50% Sr. Unsec.
Nts., 12/15/08                                 750,000               0       750,000         842,455               0         842,455
------------------------------------------------------------------------------------------------------------------------------------
Safeway, Inc., 7.50% Sr. Unsec. Nts.,
9/15/09                                      1,195,000         175,000     1,370,000       1,277,374         187,063       1,464,437
------------------------------------------------------------------------------------------------------------------------------------
SBC Communications, Inc., 5.30% Nts.,
11/15/10                                     1,365,000         195,000     1,560,000       1,370,588         195,798       1,566,386
------------------------------------------------------------------------------------------------------------------------------------
Sempra Energy, 7.95% Sr. Unsec. Unsub.
Nts., 3/1/10                                 1,330,000         190,000     1,520,000       1,462,269         208,896       1,671,165
------------------------------------------------------------------------------------------------------------------------------------
Simon Property Group LP, 5.375% Nts.,
6/1/11(3,6)                                  1,380,000         195,000     1,575,000       1,384,840         195,684       1,580,524
------------------------------------------------------------------------------------------------------------------------------------
Socgen Real Estate LLC, 7.64% Bonds,
12/29/49(5,6,12)                                75,000          10,000        85,000          78,065          10,409          88,474
------------------------------------------------------------------------------------------------------------------------------------
Sprint Capital Corp., 8.75% Nts.,
3/15/32                                      1,100,000         160,000     1,260,000       1,464,209         212,967       1,677,176
------------------------------------------------------------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide,
Inc., 7.375% Nts., 5/1/07                    1,350,000         190,000     1,540,000       1,383,750         194,750       1,578,500
------------------------------------------------------------------------------------------------------------------------------------

Sterling Chemicals, Inc., 10% Sr. Sec.
Nts., 12/19/07(3,4,14)                          57,774               0        57,774          55,752               0          55,752
------------------------------------------------------------------------------------------------------------------------------------
TCI Communications, Inc., 9.80% Sr.
Unsec. Debs., 2/1/12                         1,640,000         245,000     1,885,000       1,980,825         295,916       2,276,741
------------------------------------------------------------------------------------------------------------------------------------
Time Warner Entertainment Co. LP:
8.375% Sr. Nts., 7/15/33                     1,050,000         130,000     1,180,000       1,244,005         154,020       1,398,025
10.15% Sr. Nts., 5/1/12                        308,000          65,000       373,000         375,452          79,235         454,687
------------------------------------------------------------------------------------------------------------------------------------
Travelers Property Casualty Corp.,
3.75% Sr. Unsec. Nts., 3/15/08               1,325,000         195,000     1,520,000       1,292,959         190,285       1,483,244
------------------------------------------------------------------------------------------------------------------------------------
TXU Energy Co., 6.125% Nts., 3/15/08         1,165,000         165,000     1,330,000       1,184,748         167,797       1,352,545
------------------------------------------------------------------------------------------------------------------------------------
Tyco International Group SA:
6.125% Unsec. Unsub. Nts., 11/1/08           1,560,000         225,000     1,785,000       1,593,432         229,822       1,823,254
6.125% Unsec. Unsub. Nts., 1/15/09             212,000          31,000       243,000         216,822          31,705         248,527
6.375% Sr. Unsec. Unsub. Nts., 2/15/06       1,135,000         165,000     1,300,000       1,136,885         165,274       1,302,159
------------------------------------------------------------------------------------------------------------------------------------
Univision Communications, Inc., 3.50%
Sr. Unsec. Nts., 10/15/07                    1,465,000         210,000     1,675,000       1,421,756         203,801       1,625,557
------------------------------------------------------------------------------------------------------------------------------------
Verizon Global Funding Corp.:
5.85% Nts., 9/15/35                            915,000         135,000     1,050,000         884,796         130,544       1,015,340
7.25% Sr. Unsec. Unsub. Nts., 12/1/10          840,000         120,000       960,000         912,453         130,350       1,042,803
------------------------------------------------------------------------------------------------------------------------------------
Vornado Realty LP, 5.625% Sr. Unsec.
Unsub. Nts., 6/15/07(3)                      1,795,000         260,000     2,055,000       1,808,177         261,909       2,070,086
------------------------------------------------------------------------------------------------------------------------------------
Western Forest Products, Inc., 15% Sec.
Nts., 7/28/09(6,14)                            302,804               0       302,804         325,515               0         325,515
------------------------------------------------------------------------------------------------------------------------------------
Yum! Brands, Inc., 8.50% Sr. Unsec.
Nts., 4/15/06                                1,785,000         260,000     2,045,000       1,802,564         262,558       2,065,122
                                                                                         -------------------------------------------

Total Non-Convertible Corporate Bonds
and Notes (Cost $121,636,568,
Cost $17,110,532,
Combined Cost $138,747,100)                                                              121,248,168      17,110,631     138,358,799

------------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES--0.2%
------------------------------------------------------------------------------------------------------------------------------------
Federal Home Loan Bank, 3.40%, 1/3/06                0       2,000,000     2,000,000               0       1,999,622       1,999,622

------------------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--8.3%
------------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 5.72% in joint
repurchase agreement (Principal
Amount/Value $1,414,200,000, with a
maturity value of
$1,414,844,247) with UBS Warburg LLC,
4.10%, dated 12/30/05, to
be repurchased at $80,860,820 on
1/3/06, collateralized by Federal
Home Loan Mortgage Corp., 5%, 1/1/35,
with a value of
$157,513,104 and Federal National
Mortgage Assn., 5%--5.50%,
3/1/34--10/1/35, with a value of
$1,301,420,187                              80,824,000               0    80,824,000      80,824,000               0      80,824,000
------------------------------------------------------------------------------------------------------------------------------------

Undivided interest of 0.55% in
joint repurchase agreement
(Principal Amount/Value
$1,203,488,000, with a maturity
value of $1,204,036,256) with
UBS Warburg LLC, 4.10%, dated
12/30/05, to be repurchased at
$6,605,008 on 1/3/06,
collateralized by Federal Home
Loan Mortgage Corp., 5%--5.50%,
1/1/35--11/1/35, with a value of
$565,118,538 and Federal
National Mortgage Assn., 5.50%-
-6%, 11/1/34--1/1/36, with a
value of $676,946,908                                0       6,602,000     6,602,000               0       6,602,000       6,602,000
                                                                                        --------------------------------------------
Total Joint Repurchase Agreements
(Cost $80,824,000, Cost
$6,602,000, Combined Cost
$87,426,000)                                                                              80,824,000       6,602,000      87,426,000

------------------------------------------------------------------------------------------------------------------------------------
INVESTMENTS PURCHASED WITH CASH
COLLATERAL FROM SECURITIES
LOANED--2.3%
------------------------------------------------------------------------------------------------------------------------------------
ASSET BACKED FLOATING NOTE--0.2%
------------------------------------------------------------------------------------------------------------------------------------
Whitehawk CDO Funding Corp.,
4.561%, 3/15/06(15)                          2,000,000               0     2,000,000       2,000,000               0       2,000,000
------------------------------------------------------------------------------------------------------------------------------------
JOINT REPURCHASE AGREEMENTS--2.0%
------------------------------------------------------------------------------------------------------------------------------------
Undivided interest of 0.66% in
joint repurchase agreement
(Principal Amount/Value
$3,150,000,000, with a maturity
value of $3,151,501,500) with
Nomura \ Securities, 4.29%,
dated 12/30/05, to be
repurchased at $20,946,025 on
1/3/06, collateralized by U.S.
Agency Mortgages, 3.34%--9.50%,
6/1/08--5/1/38, with a value of
$3,213,000,000(15)                          20,936,045               0    20,936,045      20,936,045               0      20,936,045
------------------------------------------------------------------------------------------------------------------------------------
MASTER FLOATING NOTE--0.1%
------------------------------------------------------------------------------------------------------------------------------------
Bear Stearns, 4.37%, 1/3/06(15)              1,000,000               0     1,000,000       1,000,000               0       1,000,000
                                                                                      ----------------------------------------------
Total Investments Purchased
with Cash Collateral from
Securities Loaned
(Cost $23,936,045)                         698,051,300      95,106,773   793,158,073      23,936,045               0      23,936,045

------------------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST
$949,265,274, COST $139,833,194,
COMBINED COST $1,089,098,468)                    116.1%          113.5%        115.8%  1,065,345,976     148,877,872   1,214,223,848
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF
OTHER ASSETS                                     (16.1)          (13.5)        (15.8)   (147,727,679)    (17,753,257)  (165,480,936)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                       100.0%          100.0%        100.0% $  917,618,297   $ 131,124,615  $1,048,742,912
                                           =========================================================================================

FOOTNOTES TO STATEMENT OF INVESTMENTS

1.    Non-income producing security.

2.    A sufficient amount of liquid assets has been designated to cover outstanding written call options, as follows:

3.    Partial or fully-loaned security. Loaned securities only apply to
      Oppenheimer Balanced Fund.

4.    Illiquid security. The aggregate value of illiquid securities as of
      December 31, 2005 was $260,752, $606,419 (Combined $867,171), which represents 0.03%, 0.46% (Combined 0.08%) of the Fund's net assets.

5.    Represents the current interest rate for a variable or increasing rate security.

6.    Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $12,424,033 or 1.35%,
      $1,822,630 or 1.39% (Combined $14,246,663 or 1.36%) of the Fund's net
      assets as of December 31, 2005.

7.    When-issued security or forward commitment to be delivered and settled after December 31, 2005.

8.    Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage -backed securities (for example, GNMA pass-throughs). These securities amount to $12,719,828 or 1.39%, $1,835,519 or 1.40% (Combined
      $14,555,347 or 1.39%) of the Fund's net assets as of December 31, 2005.

9.    Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. These securities amount to $581,471 or 0.06%, $89,465 or 0.07% (Combined $671,206 or 0.06%) of the
      Fund's net assets as of December 31, 2005.

10.   Zero coupon bond reflects effective yield on the date of purchase.

11.   All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures sales contracts. The aggregate market value of such securities is $1,737,694, $239,918
      (Combined $1,977,612).

12.   This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

13.   Issue is in default. Non-income producing.

14.   Interest or dividend is paid-in-kind.

15.   The security has been segregated to satisfy the forward commitment to return the cash collateral received in securities lending transactions upon the borrower's return of the securities loaned.

PROFORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005
(UNAUDITED)
OPPENHEIMER DISCIPLINED ALLOCATION FUND AND OPPENHEIMER BALANCED FUND

                                                                                  OPPENHEIMER                        PROFORMA
                                                                  OPPENHEIMER     DISCIPLINED                         COMBINED
                                                                    BALANCED       ALLOCATION       PROFORMA         OPPENHEIMER
                                                                      FUND            FUND         ADJUSTMENTS      BALANCED FUND
                                                               --------------------------------------------------------------------
ASSETS:
Investments, at value (cost * )                                $1,065,345,976     $148,877,872                      $1,214,223,848
Cash                                                                  110,524           53,841                            $164,365
Futures margin                                                         12,954              911                             $13,865
Unrealized appreciation on swap contracts                              14,858            2,825                             $17,683
Receivables:
   Investments sold                                                20,753,848        2,818,060                         $23,571,908
   Interest, dividends and principal paydowns                       3,955,633          569,507                          $4,525,140
   Shares of beneficial interest sold                                 432,371            2,140                            $434,511
Other                                                                  26,067            6,298                             $32,365
                                                               --------------------------------------------------------------------
  Total assets                                                 $1,090,652,231     $152,331,454                      $1,242,983,685
                                                               --------------------------------------------------------------------
LIABILITIES:
Return of collateral for securities loaned                         23,936,045               --                         $23,936,045
Payables and other liabilities:
   Investments purchased                                          147,944,298       20,895,539                        $168,839,837
   Shares of beneficial interest redeemed                             253,971          129,963                            $383,934
   Distributions and service plan fees                                489,556           81,774                            $571,330
   Trustees' and Directors' fees                                      157,344           29,291                            $186,635
   Shareholder reports                                                 89,538           26,676                            $116,214
   Transfer and shareholder servicing agent fees                      118,236           21,111                            $139,347
   Other                                                               44,946           22,485                             $67,431
                                                               --------------------------------------------------------------------
      Total liabilities                                           173,033,934       21,206,839            --           194,240,773
                                                               --------------------------------------------------------------------
NET ASSETS                                                       $917,618,297     $131,124,615            --        $1,048,742,912
                                                               ====================================================================
COMPOSITION OF NET ASSETS:
Paid-in capital:
Par value of shares of capital stock                                       --          126,601      (126,601)(1)                --
Additional paid-in capital                                        797,372,167      126,474,364       126,601 (1)       923,973,132
Undistributed net investment income                                 3,901,393           56,644                           3,958,037
Accumulated net realized gain from investments and
   foreign currency transactions                                     (272,314)      (4,657,879)                         (4,930,193)
Net unrealized appreciation on investments and translation
   of assets and liabilities denominated in foreign currencies    116,617,051        9,124,885                         125,741,936
                                                               --------------------------------------------------------------------
NET ASSETS                                                        917,618,297      131,124,615            --         1,048,742,912
                                                               ====================================================================

PROFORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2005
(UNAUDITED)
OPPENHEIMER DISCIPLINED ALLOCATION FUND AND OPPENHEIMER BALANCED FUND

                                                                            OPPENHEIMER                        PROFORMA
                                                            OPPENHEIMER     DISCIPLINED                         COMBINED
                                                              BALANCED       ALLOCATION       PROFORMA         OPPENHEIMER
                                                                FUND            FUND         ADJUSTMENTS      BALANCED FUND
                                                         -----------------------------------------------------------------------
NET ASSET VALUE PER SHARE
Class A Shares:

Net asset value and redemption price per share
(based on net assets of $719,288,112,
$108,080,052, and $827,368,164 and 53,115,407,
7,334,395, and 61,096,566 shares of beneficial
interest or capital shares outstanding for
Oppenheimer Balanced Fund, Oppenheimer
Disciplined Allocation Fund and combined
Oppenheimer Balanced Fund, respectively)                       $13.54              $14.74                              $13.54(2)

Maximum offering price per share (net asset
value plus sales charge of 5.75% of offering
price)                                                         $14.37              $15.64                              $14.37(2)

Class B Shares:

Net asset value and redemption price per share
(based on net assets of $96,126,035,
$12,453,364, and $108,579,399 and 7,247,572,
832,162 and 8,186,513 shares of beneficial
interest or capital shares outstanding for
Oppenheimer Balanced Fund, Oppenheimer
Disciplined Allocation Fund and combined
Oppenheimer Balanced Fund, respectively)                       $13.26              $14.97                              $13.26(2)

Class C Shares:

Net asset value and redemption price per share
(based on net assets of $89,514,378,
$8,786,722, and $98,301,099 and 6,717,928,
604,180 and 7,377,364 shares of beneficial
interest or capital shares outstanding for
Oppenheimer Balanced Fund, Oppenheimer
Disciplined Allocation Fund and combined
Oppenheimer Balanced Fund, respectively)                       $13.32              $14.54                              $13.32(2)

Class N Shares:

Net asset value and redemption price per share
(based on net assets of $12,689,772,
$1,804,477, and $14,494,249 and 945,978,
122,882 and 1,080,496 shares of beneficial
interest or capital shares outstanding for
Oppenheimer Balanced Fund, Oppenheimer
Disciplined Allocation Fund and combined
Oppenheimer Balanced Fund, respectively)                       $13.41              $14.68                              $13.41(2)

*Cost                                                    $949,265,274        $139,833,194                      $1,089,098,468

(1)   Represents the conversion from par value shares to no par value shares.

(2)   Oppenheimer Disciplined Allocation Fund Class A shares will be exchanged for Oppenheimer Balanced Fund Class A shares.

      Oppenheimer Disciplined Allocation Fund Class B shares will be exchanged for Oppenheimer Balanced Fund Class B shares.

      Oppenheimer Disciplined Allocation Fund Class C shares will be exchanged for Oppenheimer Balanced Fund Class C shares.

      Oppenheimer Disciplined Allocation Fund Class N shares will be exchanged for Oppenheimer Balanced Fund Class N shares.

PROFORMA COMBINED STATEMENTS OF OPERATIONS AS OF DECEMBER 31, 2005 (UNAUDITED)
OPPENHEIMER DISCIPLINED ALLOCATION FUND AND OPPENHEIMER BALANCED FUND

                                                                                      OPPENHEIMER                    PROFORMA
                                                                       OPPENHEIMER    DISCIPLINED                     COMBINED
                                                                         BALANCED      ALLOCATION      PROFORMA      OPPENHEIMER
                                                                           FUND           FUND        ADJUSTMENTS   BALANCED FUND
                                                                       ----------------------------------------------------------
INVESTMENT INCOME:
Interest                                                                $18,544,489    $2,629,950                    $21,174,439
Dividends (net of foreign withholding taxes of $184,559 and $4,246)       5,949,384       887,547                     $6,836,931
Portfolio lending fees                                                       58,120            --                        $58,120
Other income                                                                 33,230         5,926                         39,156
                                                                       ---------------------------------------------------------
   Total income                                                         $24,585,223    $3,523,423                     28,108,646
                                                                       ---------------------------------------------------------
EXPENSES:
Management fees                                                           6,197,873       820,415                      7,018,288
Distribution and service plan fees:
Class A                                                                   1,426,130       266,719                      1,692,849
Class B                                                                     945,599       132,763                      1,078,362
Class C                                                                     821,808        78,308                        900,116
Class N                                                                      55,187         8,483                         63,670
Transfer and shareholder servicing agent fees
Class A                                                                     852,491       172,490                      1,024,981
Class B                                                                     214,244        32,518                        246,762
Class C                                                                     143,540        20,921                        164,461
Class N                                                                      28,189         5,813                         34,002
Shareholder reports
Class A                                                                     122,010        35,578                        157,588
Class B                                                                      41,721         8,974                         50,695
Class C                                                                      23,220         4,810                         28,030
Class N                                                                       2,887           710                          3,597
Custodian fees and expenses                                                   4,559           750                          5,309
Legal, auditing and other professional fees                                  67,543        44,430      (21,408)(1)        90,565
Insurance expenses                                                            9,523         3,742                         13,265
Trustees' or Directors' fees and expenses                                    29,054         2,960                         32,014
Registration and filing fees:                                                10,694         1,640                         12,334
Other                                                                         7,564         7,704                         15,268
Total Expenses                                                           11,003,836     1,649,728      (21,408)       12,632,156
                                                                       ---------------------------------------------------------
Less management fee waiver                                                       --            --                             --
Less waivers and reimbursements of expenses
Class A                                                                          --            --                             --
Class B                                                                          --            --                             --
Class C                                                                          --            --                             --
Class N                                                                          --           (41)          41 (1)            --
Net Expenses                                                             11,003,836     1,649,687      (21,367)       12,632,156
                                                                       ---------------------------------------------------------

PROFORMA COMBINED STATEMENTS OF OPERATIONS AS OF DECEMBER 31, 2005 (UNAUDITED)

                                                                                OPPENHEIMER                     PROFORMA
                                                                OPPENHEIMER     DISCIPLINED                      COMBINED
                                                                  BALANCED       ALLOCATION      PROFORMA       OPPENHEIMER
                                                                    FUND            FUND        ADJUSTMENTS    BALANCED FUND
                                                               -------------------------------------------------------------
NET INVESTMENT INCOME                                             13,581,387       1,873,736                     15,455,123
                                                               -------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
   Investments                                                    37,283,490       6,005,377                     43,288,867
   Foreign currency transactions                                     (72,589)          1,852                        (70,737)
   Swap contracts                                                   (137,030)        (25,898)                      (162,928)
   Closing of futures contracts                                    3,107,135         581,505                      3,688,640
                                                               -------------------------------------------------------------
Net realized gain                                                 40,181,006       6,562,836                     46,743,842
                                                               -------------------------------------------------------------

Net change in unrealized appreciation or depreciation on:
  Investments                                                    (24,111,796)     (5,423,351)                   (29,535,147)
  Translation of assets and liabilities denominated in
    foreign currencies                                                   130             224                            354
  Swap contracts                                                      96,477          15,589                        112,066
  Futures contracts                                                  424,885          61,564                        486,449
                                                               -------------------------------------------------------------
Net unrealized gain                                              (23,590,304)     (5,345,974)                   (28,936,278)
                                                               -------------------------------------------------------------
Net realized and unrealized gain                                  16,590,702       1,216,862                     17,807,564
                                                               -------------------------------------------------------------
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                        $30,172,089      $3,090,598                    $33,262,687
                                                               =============================================================

(1)   Elimination of expense.

NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

NOTE 1 - BASIS OF COMBINATION:

      On December 15, 2005, the Board of Directors of Disciplined Allocation
Fund and the Board of Trustees of Balanced Fund approved a proposed Agreement and Plan of Reorganization ("Reorganization"). The Reorganization
contemplates the transfer of substantially all the assets of Oppenheimer
Disciplined Allocation Fund to Oppenheimer Balanced Fund and the assumption by Balanced Fund of certain liabilities of Disciplined Allocation Fund in exchange for shares of Balance Fund equal in value to the value as of the
Valuation Date of the corresponding shares of Disciplined Allocation Fund.
The Reorganization provides for the complete liquidation of Disciplined
Allocation Fund.  The Reorganization is subject to approval by shareholders of Disciplined Allocation Fund. A special meeting of shareholders of
Disciplined Allocation Fund is scheduled for April 20, 2006.

      The Reorganization intends to be accounted for as a tax free reorganization of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred at December 31,
2005. The unaudited pro forma statement of investments and statement of assets and liabilities reflect the financial position of Disciplined
Allocation Fund and Balanced Fund at December 31, 2000.  The unaudited pro forma statement of operations reflects the results of operations of
Disciplined Allocation Fund and Balanced Fund for the year ended December 31,
2005. These statements have been derived from the Funds' respective books and records utilized in calculating daily net asset value at the dates indicated
above for Disciplined Allocation and Balanced Funds under generally accepted accounting principles.  The historical cost of investment securities will be carried forward to the surviving entity and results of operations of the
Balanced Fund for pre-combination periods will not be restated.  The unaudited pro forma statement of investments, and statements of assets and liabilities and operations should be read in conjunction with the historical financial statements of the Funds incorporated by reference in the Statements of Additional Information for the Funds.

NOTE 2- SHARES:

      The unaudited pro forma net asset value per share assumes additional common shares of beneficial interest issued in connection with the proposed acquisition of Disciplined Allocation Fund by Balanced Fund as of December
31, 2005.  The number of additional shares issued was calculated by dividing the net asset value of each Class of Disciplined Allocation Fund by the respective Class net asset value per share of Balanced Fund.

NOTE 3 - UNAUDITED PRO FORMA ADJUSTMENTS:

      The accompanying unaudited pro forma financial statements reflect changes in the Balanced Fund's shares as if the Reorganization had taken place on December 31, 2005.

                                  PROXY CARD
                   OPPENHEIMER DISCIPLINED ALLOCATION FUND

Proxy for a Special Meeting of Shareholders to be held on April 20, 2006

The  undersigned,  revoking  prior  proxies,  hereby  appoints  Brian Wixted,
Brian  Szilagyi and Kathleen  Ives,  and each of them,  as  attorneys-in-fact and  proxies of the  undersigned,  with full power of  substitution,  to vote shares  held  in the  name  of the  undersigned  on the  record  date  at the
Special Meeting of Shareholders  of Oppenheimer  Disciplined  Allocation Fund
(the  "Fund")  to be held at 6803 South  Tucson  Way,  Centennial,  Colorado,
80112,  on April 20, 2006, at 1:00 p.m.  Mountain time, or at any adjournment
thereof,   upon  the  proposal   described  in  the  Notice  of  Meeting  and
accompanying  Prospectus  and Proxy  Statement,  which have been  received by the undersigned.

This proxy is solicited on behalf of the Fund's Board of  Directors,  and the proposal  (set  forth  on the  reverse  side of this  proxy  card)  has  been proposed by the Board of Directors.  When properly executed,  this proxy will be  voted as  indicated  on the  reverse  side or "FOR"  the  proposal  if no choice is  indicated.  The proxy will be voted in  accordance  with the proxy holders'  best  judgment  as to any  other  matters  that  may  arise  at the
Meeting.

VOTE VIA THE INTERNET: https://vote.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-866-241-6192

CONTROL NUMBER:  999  9999  9999  999
Note:  Please sign this proxy exactly as your name or names appear  hereon.
Each  joint  owner  should  sign.  Trustees  and other  fiduciaries  should indicate the capacity in which they sign. If a corporation,  partnership or
other  entity,   this  signature  should  be  that  of  a  duly  authorized individual who should state his or her title.

Signature

Signature of joint owner, if any

Date

   PLEASE VOTE ON THE REVERSE SIDE, SIGN AND DATE THIS PROXY AND RETURN
                     PROMPTLY IN THE ENCLOSED ENVELOPE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK.  Example: [ ]

1. To approve an  Agreement  and Plan of  Reorganization  between  Oppenheimer
   Disciplined  Allocation  Fund  ("Disciplined  Allocation  Fund")  and
   Oppenheimer  Balanced  Fund  ("Balanced  Fund") and the  transactions contemplated  thereby,  including:  (a) the transfer of substantially all the assets of  Disciplined  Allocation  Fund to Balanced  Fund in
   exchange  for  Class  A,  Class  B,  Class C and  Class N  shares  of
   Balanced Fund, (b) the  distribution  of such shares of Balanced Fund to the  Class  A,  Class  B,  Class  C and  Class N  shareholders  of
   Disciplined  Allocation  Fund in complete  liquidation of Disciplined
   Allocation Fund and (c) the  cancellation  of the outstanding  shares of Disciplined Allocation Fund.